As filed with the Securities and Exchange Commission on April 11, 2018

Registration No. 033-64410

811-07798

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 33

FORM S-6

FOR THE REGISTRATION UNDER THE SECURITIES ACT

OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS

REGISTERED ON FORM N-8B-2

A.         Exact name of trust:

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT — I

B.         Name of depositor:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.         Complete address of depositor’s principal executive office:

51 Madison Avenue

New York, New York 10010

D.         Name and complete address of agent for service:

Depositor’s Telephone Number: (212) 576-7000

Erica E. Carrig, Esq.

New York Life Insurance and

Annuity Corporation

51 Madison Avenue

New York, New York 10010

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☑	on May 1, 2018 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a)(1) of Rule 485.
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Flexible Premium Variable Universal Life Insurance Policies

Prospectus Dated May 1, 2018

Please use one of the following addresses for service requests:

Regular Mail	Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	OR	Express Mail	Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010
Telephone: 1-800-598-2019

For submitting death claim forms only, you may also use:

Regular Mail	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Premium payments and loan repayments should be sent to us at:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. We have discontinued sales of this policy. We will still accept additional premiums under existing policies. Capitalized terms used in this prospectus have the same meaning as in the section on “DEFINITION OF TERMS”.

POLICY FEATURES

LIFE INSURANCE PROTECTION—This policy offers lifetime insurance protection, with a life insurance benefit payable when the Primary Insured dies while the policy is in effect. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS—You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit that varies and is equal to the sum of your policy’s face amount and Cash Value. If you choose a benefit that varies, the life insurance benefit will increase or decrease depending on the performance of the Allocation Alternatives you select. Your policy’s life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the IRC. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

FLEXIBLE PREMIUM PAYMENTS—You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its Net Cash Value is insufficient to pay the policy’s monthly charges. The Cash Surrender Value of your policy will fluctuate depending on the performance of the Allocation Alternatives you have chosen. The Cash Surrender Value also will fluctuate to reflect the premium payments you make and the charges we deduct.

LOANS, WITHDRAWALS, AND SURRENDERS—You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy’s proceeds, Cash Surrender Value and Net Cash Value. You can also surrender your policy at any time. The Cash Surrender Value of your policy may increase or decrease depending on the performance of the Allocation Alternatives you select. We do not guarantee the Cash Surrender Value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.

FACE AMOUNT INCREASES AND DECREASES—You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy’s face amount. We may also deduct a surrender charge for any reduction in the face amount.

Replacing existing insurance with any policy may not be to your advantage. In addition, it may not be to your advantage to borrow to purchase this policy or to take withdrawals from another policy that you already own to make premium payments under this policy.

IMPORTANT NOTICES

This prospectus provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This prospectus must be accompanied by the current prospectuses for the MainStay VP Funds Trust, the AB® Variable Products Series Fund, Inc., the AIM Variable Insurance Funds, the American Funds Insurance Series®, the BlackRock® Variable Series, Inc., the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche Variable Series II, the Deutsche Investments VIT Funds, the Dreyfus Investment Portfolios, the Fidelity® Variable Insurance Products Funds, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the Lincoln Variable Insurance Products Trust, the MFS Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust and the PIMCO Variable Insurance Trust (the “Funds”, each individually a “Fund”).

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The policies involve risks, including the potential risk of loss of principal invested. The policies are not deposits of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Allocation Alternatives—Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from 72 Investment Divisions and a Fixed Account. Policyowners may invest in a total of 21 Investment Options from among the 72 Investment Divisions and the Fixed Account, at any time. The Allocation Alternatives available under your policy are:

•	MainStay VP Absolute Return Multi-Strategy—Initial Class**
•	MainStay VP Balanced—Initial Class
•	MainStay VP Bond—Initial Class
•	MainStay VP Conservative Allocation—Initial Class
•	MainStay VP Cushing® Renaissance Advantage—Initial Class
•	MainStay VP Eagle Small Cap Growth—Initial Class
•	MainStay VP Emerging Markets Equity—Initial Class**
•	MainStay VP Epoch U.S. Equity Yield—Initial Class
•	MainStay VP Epoch U.S. Small Cap—Initial Class
•	MainStay VP Floating Rate—Initial Class

•	MainStay VP Growth Allocation—Initial Class
•	MainStay VP Income Builder—Initial Class
•	MainStay VP Indexed Bond—Initial Class
•	MainStay VP Janus Henderson Balanced (formerly MainStay VP Janus Balanced)—Initial Class
•	MainStay VP Large Cap Growth—Initial Class
•	MainStay VP MacKay Common Stock (formerly MainStay VP Common Stock)—Initial Class
•	MainStay VP MacKay Convertible (formerly MainStay VP Convertible)—Initial Class
•	MainStay VP MacKay Government (formerly MainStay VP Government)—Initial Class
•	MainStay VP MacKay Growth (formerly MainStay VP Cornerstone Growth)—Initial Class**
•	MainStay VP MacKay High Yield Corporate Bond (formerly MainStay VP High Yield Corporate Bond)—Initial Class
•	MainStay VP MacKay International Equity (formerly MainStay VP International Equity)—Initial Class
•	MainStay VP MacKay Mid Cap Core (formerly MainStay VP Mid Cap Core)—Initial Class
•	MainStay VP MacKay S&P 500 Index (formerly MainStay VP S&P 500 Index)—Initial Class
•	MainStay VP MacKay Small Cap Core (formerly MainStay VP Small Cap Core)—Initial Class
•	MainStay VP MacKay Unconstrained Bond (formerly MainStay VP Unconstrained Bond)—Initial Class
•	MainStay VP MFS® Utilities—Initial Class
•	MainStay VP Moderate Allocation—Initial Class
•	MainStay VP Moderate Growth Allocation—Initial Class
•	MainStay VP PIMCO Real Return—Initial Class
•	MainStay VP T. Rowe Price Equity Income—Initial Class**
•	MainStay VP U.S. Government Money Market—Initial Class
•	MainStay VP VanEck Global Hard Assets—Initial Class
•	AB® VPS Small/Mid Cap Value Portfolio—Class A
•	American Funds IS Asset Allocation Fund—Class 2
•	American Funds IS Blue Chip Income and Growth Fund—Class 2
•	American Funds IS Global Small Capitalization Fund—Class 2
•	American Funds IS Growth Fund—Class 2
•	American Funds IS New World Fund®—Class 2
•	BlackRock® Global Allocation V.I. Fund—Class I (formerly Class III)***
•	BlackRock® High Yield V.I. Fund—Class I
•	ClearBridge Variable Appreciation Portfolio—Class I
•	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
•	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1
•	Delaware VIP® Emerging Markets Series—Standard Class
•	Delaware VIP® Small Cap Value Series—Standard Class
•	Deutsche Alternative Asset Allocation VIP—Class A
•	Deutsche Small Cap Index VIP—Class A
•	Deutsche Small Mid Cap Value VIP—Class A
•	Dreyfus IP Technology Growth Portfolio—Initial Shares
•	Fidelity® VIP Contrafund® Portfolio—Initial Class
•	Fidelity® VIP Emerging Markets Portfolio—Initial Class
•	Fidelity® VIP Equity-Income Portfolio—Initial Class
•	Fidelity® VIP Freedom 2020 Portfolio—Initial Class
•	Fidelity® VIP Freedom 2030 Portfolio—Initial Class
•	Fidelity® VIP Freedom 2040 Portfolio—Initial Class
•	Fidelity® VIP Growth Opportunities Portfolio—Initial Class
•	Fidelity® VIP Mid Cap Portfolio—Initial Class
•	Invesco V.I. American Value Fund—Series I Shares
•	Invesco V.I. International Growth Fund—Series I Shares
•	Janus Henderson VIT Enterprise Portfolio (formerly Janus Aspen Enterprise Portfolio)—Institutional Shares
•	Janus Henderson VIT Global Research Portfolio (formerly Janus Aspen Global Research Portfolio)—

Institutional Shares

•	LVIP SSgA International Index Fund—Standard Class
•	LVIP SSgA Mid-Cap Index Fund—Standard Class
•	MFS® International Value Portfolio—Initial Class
•	MFS® Investors Trust Series—Initial Class
•	MFS® New Discovery Series—Initial Class
•	MFS® Research Series—Initial Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I
•	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
•	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class
•	PIMCO VIT Low Duration Portfolio—Institutional Class
•	PIMCO VIT Total Return Portfolio—Institutional Class

Asterisked footnotes may be found in “Funds and Eligible Portfolios.”

We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

2

This prospectus is not considered an offering in any jurisdiction where the sale of this policy cannot lawfully be made. NYLIAC does not authorize any information or representations regarding the offering other than as described in this prospectus or in any attached supplement to this prospectus or in any supplemental sales material NYLIAC produces.

In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

The Investment Divisions offered through the NYLIAC VUL policy and described in this prospectus are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policy and similar portfolio securities.

3

HOW TO REACH US FOR POLICY SERVICES

You can send service requests to us at one of the Variable Products Service Center (VPSC) addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). In addition, as described below, you can contact us through the Internet at www.newyorklife.com and through an automated telephone service called the Interactive Voice Response System (IVR). We make online service at www.newyorklife.com and the IVR available at our discretion. In addition, availability of online service or the IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements. We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.

E-mail inquiries that are non-transactional may be sent online at www.newyorklife.com once they have passed all security protocols to identify the policyowner.

www.newyorklife.com and Interactive Voice Response (IVR) System

You can get up-to-date information about your policy and request transfers and allocation changes online at www.newyorklife.com and through the IVR. Requests for loans can also be made through the IVR. Policies that are jointly owned may not request transactions through www.newyorklife.com or through the IVR. We may revoke online service and the IVR privileges for certain policyowners (“See CASH VALUE AND CASH SURRENDER VALUE-Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and the IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Policies that are jointly owned may not request transactions through www.newyorklife.com or through the IVR. Transfer, allocation change and loan requests received after the earlier of (a) the closing of regular trading on the New York Stock Exchange or (b) 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make online service at www.newyorklife.com and the IVR available at our discretion. We may revoke online service and the IVR privileges for certain policyowners. In addition, availability of online service or the IVR may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

Online Service at www.newyorklife.com

4

Online service at www.newyorklife.com is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. until 1:00 a.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or the VPSC;

•	view and download statements;

•	obtain current policy values;

•	transfer assets between Allocation Alternatives;

•	change the allocation of future premium payments;

•	change your address;

•	obtain service forms;

•	reset your password;

•	change your phone number or email address;

•	view, update and change revocable beneficiary information;

•	update Investor Profile; and

•

sign up to receive future prospectuses, policyowner annual and semi-annual reports and quarterly policy summaries for your policy. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

IVR

The IVR is available at our toll-free number (1-800-598-2019) 24 hours a day, seven days a week.

The IVR enables you to:

•	obtain current policy values;

•	transfer assets between Allocation Alternatives;

•	change the allocation of future premium payments;

•	request a loan on your policy; and

•	speak with one of our Customer Service Representatives on Business Days, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with Customer Service Representatives.

By sending a completed Telephone Request Form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), you can authorize a third party, including a joint policyowner, to access your policy information and make fund transfers, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions or access policy information.

Cybersecurity Risks

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. Our variable product business is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com, the IVR, and other systems) and those of our business partners, such that our business is potentially susceptible to operational and information security risks resulting

5

from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Cash Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com, the IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Allocation Alternatives, Automatic Asset Rebalancing (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Cash Value and Cash Surrender Value—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial withdrawal, please refer to the sections titled “Transfers” or “Partial Withdrawals” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

DEFINITION OF TERMS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Rebalancing.

Accumulation Unit: An accounting unit used to calculate the values under the policy held in the Separate Account.

Accumulation Value: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.

6

Allocation Alternatives: The 73 Allocation Alternatives available to policyowners. This currently consist of 72 Investment Divisions and the Fixed Account.

Beneficiary: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.

Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

Cash Surrender Value: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges, and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

Cash Value: The sum of the Accumulation Value and the value in the Fixed Account.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Fixed Account: The Allocation Alternative that credits interest at fixed rates which are declared periodically in advance in our sole discretion, and are subject to a minimum guarantee. This rate can change but will never be less than 4%. Amounts in the Fixed Account are part of NYLIAC’s general account, which is subject to the claims of its general creditors.

Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.

Fund: An open-end management investment company.

Good Order: A request or transaction is in “Good Order” if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guideline Annual Premium: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as “guideline level premium,” as defined in Section 7702 of the IRC.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Issue Date: The day we approve and issue the policy.

IVR: The Interactive Voice Response system an automated 24-hour call-in service. You may contact the IVR toll-free by calling 1-800-598-2019. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Monthly Deduction Day: The date we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

Net Cash Value: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or (b) the sum of any partial withdrawals, unpaid loans and accrued interest.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

7

New York Life: New York Life Insurance Company.

Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of the policy, which contains the policy specifications.

Policy Date: The date we use as the starting point for determining policy anniversaries, Policy Years, and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

Portfolio(s): See “Eligible Portfolios”.

Primary Insured: The person who is insured under the base policy.

Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.

Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisons.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Surrender Charge Guideline Annual Premium: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing.) See “Management and Organization—How to Reach Us for Policy Services” for more information.

www.newyorklife.com: “My Account” on www.newyorklife.com provides up-to-date information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

1. What are NYLIAC and New York Life?

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC’s financial statements.

8

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $164.7 billion at the end of 2017. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements occasionally make additional contributions to NYLIAC.

2. What type of variable life insurance policy is described by this Prospectus?

In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Value, loan privileges, and flexible premiums. It is called “flexible” because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called “variable” because the death benefit may, and the Cash Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application, and any riders to the policy.

3. How is the po licy available for issue?

The policy is no longer available for issue.

4. What is the Cash Value of the policy?

The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but you also reap the benefit of any appreciation in their value.

5. How is the value of an A ccumulation Unit determined?

We calculate an Accumulation Unit value each day that the New York Stock Exchange (“NYSE”) is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

(a / b) – c

Where:         a = the sum of:

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends or capital gain distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

c =	a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to 0.70% (0.60% for mortality and expense risk and 0.10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

9

6. What is a Net Premium and how is it applied?

When you give us a premium payment, we deduct the sales expense, state premium tax, and federal tax charges from your premium. We call the remainder the “Net Premium”. You may allocate this Net Premium among the 73 Allocation Alternatives. The Allocation Alternatives currently consist of 72 Investment Divisions and the Fixed Account. You can only have money, however, in a maximum of 21 Allocation Alternatives, including the Fixed Account at any one time. The 72 Investment Divisions are listed on the second and third pages of the prospectus.

7. What is the Fixed Account?

As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate, which we declare periodically in advance at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums allocated or amounts transferred less amounts withdrawn, transferred from, or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

8. How long will the policy remain in force?

The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Net Cash Value is insufficient to pay the policy’s monthly deductions or when there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured’s age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY—Additional Benefits Provided By Riders—Guaranteed Minimum Death Benefit Rider.

9. Is the amount of the death benefit guaranteed?

As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the Primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY—Additional Benefits Provided By Riders—Guaranteed Minimum Death Benefit Rider.

10. Is the death benefit subject to income taxes?

The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies for more information.

11. Does the policy have a Cash Surrender Value?

You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

If you choose to surrender your policy, you must provide written notification, in Good Order, to VPSC at one of the addresses listed on the first page of this prospectus.

For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. You may, however, be taxed on all or a part of the amount distributed for

10

certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE—Cash Surrender Value, and FEDERAL INCOME TAX CONSIDERATIONS.

12. What is a modified endowment contract?

A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans, and partial withdrawals are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when the taxpayer is not yet age 59 1/2.

13. Can the policy become a modified endowment contract?

The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS— Modified Endowment Contract Status.

14. What premiums are payable?

The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Net Cash Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy’s qualification as “life insurance”. You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95. Premium payments must be made to one of the addresses listed on the first page of this prospectus.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

15. What are unscheduled premiums?

While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy’s qualification as “life insurance”. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. Subsequent premium payments must be made to one of the addresses listed on the first page of this prospectus. For details see GENERAL PROVISIONS OF THE POLICY—Premiums.

16. When are premiums put into the Fixed Account or the Separate Account?

On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state premium tax and federal tax charges. After the end of the Free Look period, we will apply the balance of the premium (the Net Premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions that may be due are made. The allocation

11

percentages must be in whole numbers. (Deductions are described in greater detail in Question 18, “Are there charges against the policy?”)

17. How are Net Premiums allocated among the Allocation Alternatives?

You can allocate Net Premiums to a maximum of 21 of the 73 Allocation Alternatives, which include the 72 variable Investment Divisions plus the Fixed Account. You can also raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate Net Premiums in accordance with your instructions.

You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of the prospectus. Premium allocation selections received after market close will be effective the next business day.

18. Are there charges against the policy?

We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state premium tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY—DEDUCTIONS FROM PREMIUMS.

On each Monthly Deduction Day, we make the following deductions from the policy’s Cash Value:

(a)	A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted.);

(b)	The monthly cost of insurance; and

(c)	The monthly cost for any riders attached to the policy.

We may also make a deduction for any temporary Flat Extras as set forth on the Policy Data Page. A temporary Flat Extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature due to an insured’s circumstances including, but not limited to, his or her medical condition, occupation, motor vehicle or aviation record.

The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of 0.60% and 0.10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of 0.90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

In addition, the value of the shares of each Portfolio reflects advisory fees, administration fees, and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy’s face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

12

Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY and FEDERAL INCOME TAX CONSIDERATIONS.

19. What is the loan privilege?

Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

20. Do I have a right to cancel?

You have the right to cancel the policy at any time during the Free Look period and receive a refund. The Free Look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). To receive a refund, you must return the policy to VPSC at one of the addresses listed on the first page of this prospectus (or to any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy. You may cancel increases in the Face Amount of your policy under the same time limits.

21. Can the policy be exchanged, or can all amounts be allocated to the Fixed Account?

You have the right during the first two Policy Years to either (1) exchange the policy for a permanent fixed benefit policy we offer for this purpose, or (2) transfer all of the policy’s Cash Value to the Fixed Account. Similar rights are available during the first two years after an increase in the policy’s face amount. Policies issued in Colorado, Massachusetts, and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, and OUR RIGHTS.

22. How is a person’s age calculated?

When we refer to a person’s age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured’s age on the birthday nearest to the prior policy anniversary.

CHARGES UNDER THE POLICY

We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge, a state premium tax charge and, for Non-Qualified Policies, a federal tax charge. The Net Premium will be applied to the Separate Account Value and Fixed Account in accordance with your allocation election in effect at that time and before any other deductions which may be due are made.

Sales Expense Charge

We will deduct a sales expense charge not to exceed 5% of any premium and in addition to the surrender charge (for a discussion of the surrender charge, see CHARGES UNDER THE POLICY—Surrender Charges). The sales expense charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC’s surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see DISTRIBUTION AND COMPENSATION ARRANGEMENTS.

13

State Premium Tax Charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners, currently ranging from 0% to 3.5% of premium payments. The premium tax may be higher in certain U.S. territories. We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.

Federal Tax Charge

NYLIAC’s federal tax obligations will increase based upon premiums received under the policies. We currently deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the “SEC”).

DEDUCTIONS FROM CASH VALUE

On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

Expense Allocation Option

With the Expense Allocation feature, you have the choice of how to allocate deductions from your Cash Value. These include monthly cost of insurance, monthly cost of any riders on the policy, and the monthly contract charge. You can instruct NYLIAC, at the time of the application, and at any time thereafter, to have the expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of both.

If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

Monthly Contract Charge

In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including collecting premium, recordkeeping, processing claims, and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

Charge for Cost of Insurance Protection

On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance benefits to you.

14

The cost of insurance charge is calculated by adding any applicable Flat Extra charge (which might apply to certain Insureds based on our underwriting) to the monthly cost of insurance rate that applies to the Primary Insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current life insurance benefit of your policy divided by 1.00327 and the policy’s Cash Value. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy’s face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Primary Insured’s age and circumstances at the time of the increase.

We determine the initial rate of the monthly cost of insurance we apply to your policy based upon underwriting. This determination is based upon various factors including, but not limited to, the Insured’s issue age, gender, underwriting class, and Policy Year. We may change these rates from time to time based on changes in future expectations of various factors including, but not limited to, mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Primary Insured is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Tables.

We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

Guaranteed Minimum Death Benefit Rider Charge

If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

Other Rider Charges

In addition to the Guaranteed Minimum Death Benefit Rider, each month we will deduct charges if any of the following optional riders are in effect: the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, and the Term Insurance on Other Covered Insured Rider. In addition, a one-time charge will apply if you exercise the Living Benefits Rider. See “Additional Provisions of the Policy—Additional Benefits Provided by Riders” for more information.

SEPARATE ACCOUNT CHARGES

Mortality and Expense Risk Charge

We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC’s surplus. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

Current Mortality and Expense Risk Charge—We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

Guaranteed Mortality and Expense Risk Charge—While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

15

Administrative Charge

We charge the Investment Divisions a daily charge for providing policy administrative services equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account Value. This charge is not designed to produce a profit and is guaranteed not to increase.

Other Charges for Federal Income Taxes

We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash value or transaction proceeds.

The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2017. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1]

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.19%	1.38%

(1)     Expressed as a percentage of average net assets for the fiscal year ended December 31, 2017. This information is provided by the Funds and their agents. The information is based on 2017 expenses. We have not verified the accuracy of the information provided by Funds that are not affiliated with us.

(2)     Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

SURRENDER CHARGES

During the first 15 Policy Years, we will deduct a surrender charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This Surrender Charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY—Sales Expense Charge.

The maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

The surrender charge in the first Policy Year is equal to:

(A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

(B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year, but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

16

The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the base surrender charge. The base surrender charge is equal to:

(A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

(B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

Year	Percentage Applied
2-6	100%
7	90%
8	80%
9	70%
10	60%
11	50%
12	40%
13	30%
14	20%
15	10%
16+	0%

During the first two Policy Years, the surrender charge is further limited to the sum of:

(A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

(B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

(C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

(D) any sales expense charges deducted from such premiums; less

(E) any surrender charge previously deducted.

Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease.

For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250, and a complete surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

The percentages specified above and/or the Policy Year that the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time the policy is issued or the face amount is increased.

Surrender charges may be significant upon early surrender. You should not purchase this policy unless you intend to hold the policy for an extended period of time.

17

Exceptions to Surrender Charge

There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required IRC minimum distribution for the policy.

OTHER C HARGES

Partial Withdrawal Charge

If you make a partial withdrawal, we will charge a processing fee not to exceed the lesser of $25 or 2% of the amount withdrawn. If the partial withdrawal results in a decrease to your policy’s face amount, we will deduct a surrender charge.

Tra nsfer Charge

We may impose a charge up to $30 per transfer for each transfer in excess of 12 transfers within a Policy Year. See CASH VALUE AND CASH SURRENDER VALUE—Transfers.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for a policy loan is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 4%. (See “Policy Loan Privilege” for more information.)

HOW THE POLICY WORKS

The example assumes a 6% hypothetical gross investment return and current charges in the first Policy Year. It assumes a Male Insured, Preferred Class, issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. There is no guarantee that the current charges illustrated below will not change.

Scheduled Annual Premium		$3,000.00
less:	Sales expense charge (5%)	150.00
	State premium tax charge (2%)	60.00
	Federal tax charge (1.25%)	37.50

equals:	Net premium	$2,752.50
plus:	Net investment performance (varies daily)	111.61
less:	Monthly contract charges ($7 per month currently)	84.00
less:	Charges for cost of insurance (varies monthly)	384,69

equals:	Cash Value	$2,395.42
less:	Surrender charge (25% of premium up to Surrender Charge Guideline
	Annual Premium plus 5% of excess premiums paid)	750.00
less:	Balance of first year monthly contract charge(1)	228.00
equals:	Cash Surrender Value (at end of year 1)	$1,417.42

18

(1)	In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value, and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your Net Premiums.

NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by NYLIAC’s Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains, or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of the Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

The Separate Account currently includes the 72 Investment Divisions available under this policy. After the end of the Free Look period, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.

The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

19

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We receive payments or compensation from the Funds or their investments advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of the policy’s Cash Value to an Investment Division corresponding to a particular portfolio. Pease contact us at 1-800-598-2019, or contact your registered representative, if you do not have the accompanying book of underlying Fund prospectuses.

FUNDS AND ELIGIBLE PORTFOLIOS	INVESTMENT ADVISOR	INVESTMENT OBJECTIVE
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class**	New York Life Investment Management LLC (or “New York Life Investments”)* Subadvisers: Candriam France S.A.S.*, Cushing® Asset Management, LP (“Cushing®”)* and MacKay Shields LLC (“MacKay”)*	• Seeks to achieve long-term growth of capital.

MainStay VP Balanced—Initial Class	New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and MacKay	• Seeks total return.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks total return.

MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long term growth of capital.

MainStay VP Cushing® Renaissance Advantage—Initial Class	New York Life Investments Subadviser: Cushing®	• Seeks total return.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class**	New York Life Investments Subadvisers: Candriam Belgium* and MacKay	• Seeks long-term capital appreciation.

20

FUNDS AND ELIGIBLE PORTFOLIOS	INVESTMENT ADVISOR	INVESTMENT OBJECTIVE
MainStay VP Epoch U.S. Equity Yield—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	• Seeks current income and capital appreciation.

MainStay VP Epoch U.S. Small Cap—Initial Class	New York Life Investments Subadviser: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.

MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.

MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP Indexed Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

MainStay VP Janus Henderson Balanced (formerly MainStay VP Janus Balanced)—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP MacKay Common Stock (formerly MainStay VP Common Stock)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay Convertible (formerly MainStay VP Convertible)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.

MainStay VP MacKay Government (formerly MainStay VP Government)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.

MainStay VP MacKay Growth (formerly MainStay VP Cornerstone Growth)—Initial Class**	New York Life Investments Subadvisor: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay High Yield Corporate Bond (formerly MainStay VP High Yield Corporate Bond)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP MacKay International Equity (formerly MainStay VP International Equity)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay Mid Cap Core (formerly MainStay VP Mid Cap Core)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay S&P 500 Index (formerly MainStay VP S&P 500 Index)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP MacKay Small Cap Core (formerly MainStay VP Small Cap Core)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay Unconstrained Bond (formerly MainStay VP Unconstrained Bond)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

21

FUNDS AND ELIGIBLE PORTFOLIOS	INVESTMENT ADVISOR	INVESTMENT OBJECTIVE
MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	New York Life Investments Subadviser: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP T. Rowe Price Equity Income—Initial Class**	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AB® Variable Products Series Fund, Inc.: AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks long-term growth of capital.

American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 2	Capital Research and Management CompanySM	• Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS Blue Chip Income and Growth Fund—Class 2	Capital Research and Management CompanySM	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds IS Global Small Capitalization Fund—Class 2	Capital Research and Management CompanySM	• Seeks long-term growth of capital.

American Funds IS Growth Fund—Class 2	Capital Research and Management CompanySM	• Seeks to provide growth of capital.

American Funds IS New World Fund®—Class 2	Capital Research and Management CompanySM	• Seeks long-term capital appreciation.

BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I (formerly Class III***)	BlackRock Advisors, LLC	• Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to maximize total return, consistent with income generation and prudent investment management.

Columbia Funds Variable Series Trust II: Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	• Seeks to provide shareholders with total return.

Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks to provide shareholders with high total return through current income, and secondarily, through capital appreciation.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	• Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

22

FUNDS AND ELIGIBLE PORTFOLIOS	INVESTMENT ADVISOR	INVESTMENT OBJECTIVE
Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	• Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	• Seeks long-term capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to provide capital growth.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Janus Aspen Series: Janus Henderson VIT Enterprise Portfolio (formerly Janus Aspen Enterprise Portfolio)—Institutional Shares	Janus Capital Management LLC (“Janus”)	• Seeks long-term growth of capital.

Janus Henderson VIT Global Research Portfolio (formerly Janus Aspen Global Research Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	• Seeks long-term appreciation of capital.
Lincoln Variable Insurance Products Trust: LVIP SSgA International Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

LVIP SSgA Mid-Cap Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

23

FUNDS AND ELIGIBLE PORTFOLIOS	INVESTMENT ADVISOR	INVESTMENT OBJECTIVE
MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc. (“VIF”): Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•  Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Investment Advisers LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

*	An affiliate of NYLIAC.
**	Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division after April 30, 2018 will not be permitted to reinvest in this Investment Division.
***

Effective May 1, 2018, NYLIAC substituted shares of BlackRock® Global Allocation V.I. Fund—Class III (the “Prior Fund”) with shares of BlackRock® Global Allocation V.I. Fund—Class I (the “Replacement Fund”). Your allocation in the Prior Fund has been redeemed to purchase accumulation units in the Replacement Fund. All policyowners affected by the substitution will receive a written confirmation of the transactions. All expenses incurred in connection with the substitutions will be paid by NYLIAC or an affiliate. You will not incur any fees or charges or any tax liability because of the substitution. Your Cash Value did not change as a result of the substitution. Neither your Cash Value nor your Life Insurance Benefit will change as a result of the substitution. Effective May 1, 2018, no new premium payment allocations of transfers will be accepted into the Prior Fund.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that those decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

24

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 72 Investment Divisions and the Fixed Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge.

The Investment Divisions offered through this policy and described in this prospectus are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

25

Other Policies

We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions’ performance, and they offer different benefits.

GENERAL PROVISIONS OF THE POLICY

This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

When Life Insurance Coverage Begins

If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

Premiums

You can allocate a portion of each Net Premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy’s qualification as “life insurance”. Acceptance of initial and additional premium payments is subject to our suitability standards. Subsequent premium payments must be mailed to one of the addresses listed on the first page of this prospectus. Acceptance of initial and subsequent premium payments (whether planned or unplanned) is subject to our suitability standards.

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized deductions from your bank, credit union or similar accounts and any other method agreed to by us.

Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

Scheduled Premiums

The amount of the scheduled premium is shown on the Policy Data Page.

There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy’s Net Cash Value. If the Net Cash Value becomes insufficient to pay certain monthly charges, and a late period expires without sufficient payment, the policy will terminate. See GENERAL PROVISIONS OF THE POLICY—Termination.

Policies that are maintained at Net Cash Values just sufficient to cover fees and charges, or that are otherwise minimally funded, are more at risk for not being able to maintain such Net Cash Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.

Unscheduled Premiums

While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the

26

proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.

Payments Returned For Insufficient Funds

If your premium payment is returned by the bank for insufficient funds, we will reverse the Allocation Alternatives you have chosen and reserve the right to charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy’s Cash Value. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us in writing in Good Order to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to resume the arrangement and we agree to do so.

Termination

The policy does not terminate for failure to pay premiums because payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Net Cash Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period, which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. The death benefit, however, will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

Maturity Date

For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey, and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the Cash Value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Value of the policy by presenting a signed written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

Any insurance on another covered insured, provided by a rider attached to the policy which is still in effect, will end on the policy anniversary when the Insured is age 95. If, however, another covered insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

27

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

You can elect this option as long as your Cash Value is $2,500 or more. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

To set up Dollar Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019), or send a completed Dollar Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus or by any other method we make available. We will make Dollar Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th, or 31st of a month. NYLIAC must receive the written request in Good Order no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you may call us toll-free at 1-800-598-2019, or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or by any other method we make available). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing. You, however, have the option of alternating between these two policy features.

This feature is available to you at no additional cost.

AUTOMATIC ASSET REBALANCING

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the investment experience in each of these Investment Divisions would cause this balance to shift. If you elect to have the Automatic Asset Rebalancing (AAR) feature, we will automatically rebalance the amount you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

We will make AAR transfers either quarterly, semi-annually or annually, but not on a monthly basis, based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make

28

available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.

You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may contact us by phone on our toll-free number (1-800-598-2019), or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing) or by any other method we make available. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features.

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited on the Fixed Account to the Investment Division(s) you specify. You can choose to make Interest Sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Government Money Market Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Rebalancing features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time. To cancel the Interest Sweep feature, you may contact us by phone on our toll-free number (1-800-598-2019), or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by any other method we make available.

This feature is available at no additional cost.

DEATH BENEFIT UNDER THE POLICY

The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured’s maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY—Payment Options.

29

The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

Life Insurance Benefit Option 1—Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured’s date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

Life Insurance Benefit Option 2—Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured’s date of death plus the Cash Value on the Insured’s date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

Insured’s Age on Policy Anniversary	IRC Section 7702 Life Insurance %	Insured’s Age on Policy Anniversary	IRC Section 7702 Life Insurance %
0-40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 & Over	100
60	130

The value of any additional benefits provided by rider on the Primary Insured’s life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY— Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

Example 1:

The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

	Policy A	Policy B
(1) Face amount	$100,000	$100,000
(2) Cash Value on date of death (and no loans)	$50,000	$40,000

30

(3) Internal Revenue Code (“IRC”) Section 7702 Life Insurance Percentage on date of death	215%	215%
(4) Cash Value multiplied by the IRC Percentage	$107,500	$86,000
(5) Death benefit = greater of (1) and (4)	$107,500	$100,000

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies for more information.

Example 2:*

The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

	Policy A	Policy B	Policy C
(1) Face amount as shown on the Policy Data Page	$100,000	$100,000	$200,000
(2) Cash Surrender Value on date of death	$50,000	$110,000	$110,000
(3) Death benefit after maturity = Cash Surrender Value	$50,000	$110,000	$110,000

*	For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

Face Amount Changes

Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the Net Amount at Risk, which may increase the cost of insurance charge, and will incur a new 15-year surrender charge period only on the amount of the increase.

Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY—Surrender Charges.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

Life Insurance Benefit Option Changes

You can change the life insurance benefit option of the policy while the Primary Insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.

31

If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value, and a surrender charge will be assessed if a surrender charge is then currently applicable.

If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule was no longer in effect.

CASH VALUE AND CASH SURRENDER VALUE

Cash Value

The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

Transfers

All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options will not count toward the twelve-transfer limit.

Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT.)

Requesting a Transfer

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures:

•	submit your request in writing and in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 1-800-598-2019;

•	speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and

6:00 p.m. (Eastern Time); or

•	make your request online at www.newyorklife.com by clicking on “My Account”.

We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion.

Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. See “HOW TO REACH US FOR POLICY SERVICES” for information about the VPSC, VSC, and the IVR.

32

It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. NYLIAC will not be able to process your request if information is missing.

Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day that NYLIAC receives the transfer request. If, however, the date that the request is received is not a Business Day, or if the request is received other than through the mail after the closing of the New York Stock Exchange, then the request is deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY—When We Pay Proceeds.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests transfers either by telephone or electronically into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses noted on the first page of this prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception. Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read

33

the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Allocation Alternatives correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s

34

investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Investment Return

The investment return of a policy is based on:

•	The Accumulation Units held in each Investment Division,

•	The investment experience of each Investment Division as measured by its actual net rate of return, and

•	The interest rate credited on Cash Values held in the Fixed Account.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day that the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

Cash Surrender Value

The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in Good Order at one of the Variable Products Service Center addresses listed on the first page of this prospectus. The written request for surrender is deemed received on the date that they are received by mail at the VPSC or such other location that we indicate to you in writing. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of regular trading on the New York Stock Exchange, they are deemed received on the next Business Day.

Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

Net Ca sh Value

Your policy may lapse without value if the Net Cash Value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

Partial Withdrawals

The owner of a policy can make a partial withdrawal of the policy’s Cash Surrender Value at any time while the Insured is living, by sending a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling a service representative at 1-800-598-2019. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a partial withdrawal request to send proceeds electronically to that bank account or through the mail to that address.

The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy’s Cash Surrender Value at the end of the Business Day (defined by the closing time of the New York Stock Exchange) that we receive the request.

Please note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the owner(s) signature or a medallion signature

35

guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial withdrawal, however we reserve the right to accept them at our discretion.

The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy’s face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY—Other Charges—Partial Withdrawal Charge.

We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See “ADDITIONAL PROVISIONS OF THE POLICY—When We Pay Proceeds” for more information.)

Your requested partial withdrawal will be effective on the date we receive your written request in Good Order. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial withdrawal will be effective on the next Business Day.

We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, the Net Cash Value and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

A partial withdrawal may result in taxable income and a penalty tax to you. (See “FEDERAL INCOME TAX CONSIDERATIONS” for more information.)

Periodic Partial Withdrawals

After the first Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a PPW, we must receive a request in writing and in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $500, or such lower amount as we may permit. We will deduct the Partial Withdrawal Charge, not to exceed the lesser of $25 or 2% of the initial PPW, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from the Fixed Account and/or Investment Divisions. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash

36

Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have the Guaranteed Minimum Death Benefit Rider or your policy is a MEC or below the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

POLICY LOANS

Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). In addition, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

Please note that loan requests for amounts greater than $50,000 must be received in Good Order by us and we may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing in or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.

Loan Interest

The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate, which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year that a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See Loan Repayment below).

If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

37

(1)	The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

(2)	The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

(3)	We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4)	If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

(5)	We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

When Loan Interest is Due

The interest we charge on a loan accrues daily and is payable on the following dates:

•	the policy anniversary;

•	the date you surrender the policy;

•	the date you fully repay a loan;

•	the date the policy lapses; or

•	the date on which the last surviving insured dies.

Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.

Loan Repayment

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy’s Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Interest on Loaned Value

The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. We guarantee that the rate will never be lower than the rate we charge for policy loans, less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%), and in no event less than 4%.

Currently, the amount in the Fixed Account that is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

38

That portion of the policy’s Cash Value held in the Fixed Account is not affected by the Separate Account’s investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

The Effects of a Policy Loan

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which will receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as an additional new loan under the Code. If the policy is a modified endowment contract a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date of the policy, you may request to exchange for a fixed benefit life insurance protection on the life of the Insured. The exchange will become effective when the VPSC receives your written request, in Good Order, at one of the addresses listed on the first page of this prospectus.

At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance that we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy in Good Order at one of the Variable Products Service Centers listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age, and risk classification as the original policy. The amount applied to your new policy will be the policy’s Accumulation Value plus a refund of all cost of insurance charges, monthly per thousand Face Amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.

Special New York Requirements. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender, and class of risk as your original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions. We will not require that you provide

39

evidence of insurability to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.

YOUR VOTING RIGHTS

The Funds are not required to and typically do not hold annual stockholder meetings. Special shareholder meetings will be called when necessary.

To the extent required by law, whenever a special shareholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner’s percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

The number of available votes of an Eligible Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the relevant Fund.

Fund shares for which no timely instructions are received, and any other shares that we (or our affiliates) own in our own right, will be voted in proportion to the timely voting instructions received from all policies participating in that Investment Division. As a result, because of proportional voting, a small number of policy owners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

OUR RIGHTS

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

Specifically, we reserve the right to:

•	add, close, substitute or remove any Investment Division (and the shares of an associated Eligible Portfolio);

•	create new Separate Accounts;

•	combine the Separate Account with one or more other Separate Accounts;

•	operate the Separate Account as a management investment company or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other Separate Accounts; and

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

NYLIAC also reserves the right to change the names of the Separate Account.

We may remove an Investment Division even if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than

40

the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change.

41

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

Directors:	Positions During Last Five Years:
Christopher T. Ashe	Senior Vice President and Chief Financial Officer, Insurance and Agency, New York Life, June 2014 to date; Senior Vice President and Chief Financial Officer, Asset Management Businesses, October 2013 to May 2014; Senior Vice President and Chief Financial Officer, Investments Division, January 2012 to October 2013.

David G. Bedard	Senior Vice President, Finance Service Organization, January 2017 to date; Senior Managing Director and Chief Financial Officer of the Investments Group, October 2013 to December 2016; Director, NYLIAC; February 2014 to date; President of the Annuities Business, ING U.S. January 2013 to September 2013.

Alexander I. Cook	Senior Vice President and Head of Retail Life, New York Life, April 2017 to date; Senior Vice President & Chief Customer & Analytics Officer, January 2016 to March 2017; Senior Vice President and Head of Strategy, Data & Analytics, Insurance & Agency Group, March 2015 to December 2015; Vice President and Head of Corporate Strategy, New York Life, February 2012 to February 2015.

John T. Fleurant	Executive Vice President and Chief Financial Officer, New York Life, July 2013 to date; Executive Management Committee, March 2013 to date; Senior Vice President, Finance and Controller, and Deputy Chief Financial Officer, September 2012 to July 2013; Executive Vice President and Chief Financial Officer, NYLIAC, July 2013 to date; Senior Vice President and Chief Financial Officer, May 2013 to July 2013.

Robert M. Gardner	Senior Vice President, NYLIAC, September 2017 to date; Controller, New York Life, July 2013 to date; Vice President, NYLIAC, September 2012 to July 2013; Director, NYLIAC, January 2013 to date; Vice President, December 2012 to date.

Matthew M. Grove	Senior Vice President and Leader of Retail Life, Retail Annuities and Marketing, April 2017 to date; Senior Vice President and Head of Product, Marketing & Underwriting and Retail Annuities, January 2017 to April 2017; Executive Management Committee, January 2017 to date; Senior Vice President and Head of Product, Marketing & Underwriting, December 2015 to January 2017; Senior Vice President and Chief Administrative Officer, Insurance and Agency Group, August 2014 to December 2015.

42

Frank M. Harte	Senior Managing Director and Chief Financial Officer of Asset Management, New York Life, May 2014 to date; Managing, Director and Chief Financial Officer, Artio Global Investors, Inc. July 2002 to May 2013.

Thomas A. Hendry	Senior Vice President and Treasurer, New York Life, July 2012 to date; Senior Vice President and Treasurer, NYLIAC, August 2012 to date.

Dylan W. Huang	Senior Vice President and Head of Retail Annuities, New York Life, May 2016 to date; Vice President, Retirement Solutions Group, December 2015 to May 2016; Vice President, Annuity Product Development and Management, June 2012 to December 2015.

John Y. Kim	President, May 2015 to date; President and Chief Investment Officer, May 2015 to December 2016; Vice Chairman, President of Investments Group and Chief Investment Officer, New York Life, January 2014 to April 2015; Executive Vice President and President, Investments Group and Chief Investment Officer, New York Life, February 2012 to January 2014; Director, NYLIAC, July 2013 to date; Executive Vice President and President Investments Group, December 2012 to date; Executive Management Committee, April 2008 to date.

Mark J. Madgett	Senior Vice President and Head of Agency, January 2016 to date; Executive Management Committee, December 2015 to date; Senior Vice President, September 2014 to December 2015.

Theodore A. Mathas	Chairman of the Board and Chief Executive Officer, May 2015 to date; Chairman, President and Chief Executive Officer, New York Life, June 2009 to May 2015. Executive Management Committee, June 2002 to date.

Amy Miller	Senior Vice President, Deputy General Counsel and Secretary, September 2016 to date; Senior Vice President, Deputy General Counsel and Chief Corporate Counsel, September 2014 to September 2016; Vice President and Associate General Counsel, New York Life, September 2013 to September 2014; Associate General Counsel, March 2011 to September 2013.

Arthur H. Seter	Senior Vice President and Deputy Chief Investment Officer, New York Life, July 2006 to date; Senior Vice President and Chief Investment Officer, NYLIAC, May 2008 to date; Director, NYLIAC, June 2006 to date.

43

Joel M. Steinberg	Senior Vice President, Chief Risk Officer and Chief Actuary, New York Life, July 2012 to date; Senior Vice President, Chief Risk Officer and Chief Actuary, NYLIAC, December 2012 to date, Executive Management Committee, March 2013 to date.

Matthew D. Wion	Senior Vice President and Individual Life CFO, New York Life, September 2015 to date; Senior Vice President and Annuity CFO, New York Life, September 2014 to August 2015; Vice President and Annuity CFO, New York Life, January 2014 to August 2014; Vice President in charge of Annuity Pricing and FP&A, New York Life, April 2012 to December 2013.

Principal Officers:	Positions During Last Five Years:

Thomas F. English	Senior Vice President and Chief Legal Officer, NYLIAC, May 2008 to date; Secretary, NYLIAC, November 2015 to May 2016.

Barbara J. McInerney	Senior Vice President and Chief Compliance Officer, New York Life, March 2008 to date; Senior Vice President and Chief Compliance Officer, NYLIAC, May 2010 to date.

Colleen A. Meade	Associate General Counsel, New York Life, March 2016 to date; Associate Legal Office and Secretary, NYLIAC, May 2016 to date. Prior to joining New York Life, Ms Meade headed U.S. Subsidiary Corporate Governance at JPMorgan Chase & Co. from 2008 to 2016.

*	Principal business address is 51 Madison Avenue, New York, New York 10010.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in NYLIAC’s General Account, which includes all of NYLIAC’s assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

Interest Crediting

NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by

44

NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

Transfers to Investment Divisions and to the Fixed Account

Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.

•

Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year. This means, for example if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

•

Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

•

Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. (This will apply even in cases in which you have reached the Maximum Transfer amount outlined above.)

•

Transfer Charge. We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Allocation Alternatives. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1) submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2) use the Interactive Voice Response system at 1-800-598-2019;

(3) speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4) make your request online at www.newyorklife.com by clicking on “My Account”.

We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. (See “HOW TO REACH US FOR POLICY SERVICES” for more information.)

We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE—Limits on Transfers.

See the policy for details and a description of the Fixed Account.

FEDERAL INCOME TAX CONSIDERATIONS

Our Intent

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise

45

under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We have not included any information about applicable state or other tax laws except as noted in “Other Tax Considerations” below. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

Charges for Taxes

We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See “Deductions from Premium Payments” for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present, we do not charge the separate account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

Diversification Standa rds and Control Issues

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any

46

three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of Separate Account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of Separate Account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

Life Insurance Status of Policy

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)— Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)— Impact on Employer-Owned Policies,” we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner’s gross income when the Primary Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC Section 101(j)— Impact on Employer-Owned Policies

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the

47

extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1)	the insured was an individual who was an employee within 12 months of his death;

(2)	the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2018), directors and anyone else in the top 35 percent of employees based on compensation;

(3)	the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4)	the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

Modified Endowment Contract Status

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in life insurance benefits, but where applicable does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

48

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

Status of the Policy After the Insured Is Age 95

The policy provides that your policy matures on the policy anniversary on which the insured is age 95. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 95. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95. For some policies, a similar risk arises after the insured becomes age 100, in which case a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

Policy Surrenders and Partial Withdrawals

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general

49

rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal.

3.8 Percent Medicare Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

Policy Loans and Interest Deductions

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Exchanges or Assignments of Policies

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

Tax-Free “Section 1035” Insurance Policy Exchanges

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code (“IRC”). However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should

50

compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for a new one unless you determine, after knowing all of the facts that the exchange is in your best interest.

Living Benefits Rider (Also Known as Accelerated Benefits Rider)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

Withholding

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

51

Non-Individual Owners and Business Beneficiaries of Policies.

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Consi derations

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,180,000, as adjusted for inflation and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

52

ADDITIONAL PROVISIONS OF THE POLICY

Reinstatement Option

For a period of five (5) years after termination, and during the Insured’s lifetime, you can send a written request in Good Order that we reinstate the policy to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

Before we will reinstate the policy, we must also receive the following:

(1)	A payment in an amount which is sufficient to keep the policy in force for at least 3 months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deductions (and any monthly deduction charges due and unpaid at time of lapse) multiplied by a factor in order to account for premium expenses and surrender charges. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

(2)	Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

(3)	Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance what your instructions at the time you make such payment. Payments received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment, which is the amount specified in (1) above.

If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

Additional Benefits P rovided By Riders

The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.

Accidental Death Benefit Rider

This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the Primary

53

Insured occurs before the Primary Insured’s first birthday or after the policy anniversary on which the Primary Insured is age 70. There is an additional charge for this rider.

Children’s Insurance Rider

This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the Primary Insured (a “covered child”) who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. No child is covered under the rider, however, until the 15th day after birth.

When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

•	the policy anniversary on which the covered child is age 25; and

•	the policy anniversary on which the Primary Insured is, or would have been, age 65.

Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion. To convert this rider, you must send a completed Children’s Insurance Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus.

There is an additional charge for this rider.

Guaranteed Insurability Rider

This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the Primary Insured or an increase to the existing policy’s face amount.

Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

•	the marriage of the Primary Insured;

•	the birth of a living child to the Primary Insured; or

•	the legal adoption of a child by the Primary Insured.

If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

54

In order to exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy’s face amount based on the Primary Insured’s age when the policy was issued. The multiples are set forth below:

Age At Issue	Multiple
0–21	5 times face amount
22–37	2 times face amount
38–43	1 times face amount

This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date. To exercise this rider, you must send a completed Guaranteed Insurability Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus.

There is an additional charge for this rider.

Guaranteed Minimum Death Benefit Rider

We no longer offer this rider for sale. If you previously purchased this rider, however, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the Primary Insured’s age 70, 80, or 95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.

In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the “Monthly Guaranteed Minimum Death Benefit (GMDB) premium.” If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB Premium Test (performed on each Monthly Deduction Day)

Cumulative premium payments to date	less	Cumulative partial withdrawals to date	must be at least equal to	Cumulative monthly GMDB premiums from the Policy Date to the date the test is performed

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

55

Having this rider affects your ability to take policy loans in the following way:

(a)	If you take a loan during the first two Policy Years, this rider will end.

(b)	After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

Living Benefits Rider (also known as Accel erated Benefits Rider)

Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

Calculation Steps

Step 1 Eligible Proceeds X Elected percentage

Step 2 Result of Step 1 X Interest factor (varies)

Step 3 Result of Step 1—Result of Step 2

Step 4 Result of Step 3—Update loan—Administrative Fee

Minimum accelerated benefit amount: $25,000.

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).

If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

When we make a payment under this rider, we will reduce your policy’s face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

Monthly Deduction Waiver Rider

This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the Primary Insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

•	the monthly cost of insurance for the base policy;

•	the monthly cost of riders, if any; and

•	the monthly contract charge.

You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the Primary Insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

In addition, the following special rules apply:

56

•

If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the Primary Insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

•

If the total disability begins after the policy anniversary on which the Primary Insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the Primary Insured is age 65.

We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

There is an additional charge for this rider.

Spouse’s Paid-Up Insurance Purchase Option Rider

This rider allows a spouse who is the Beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Primary Insured dies. This rider is included in the policy at no additional cost.

The maximum face amount of the new paid-up whole life policy is the lesser of:

•	the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

•	$5,000,000.

If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance.

If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.

Term Insurance On Other Covered Insured Rider

This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the Primary Insured). The Primary Insured can also be covered under this rider.

We refer to any person, including the Primary Insured, who is covered under this rider as an “Other Covered Insured” (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.

You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect. To exercise this rider, you must send a completed form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus.

The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.

57

There is an additional charge for this rider.

How Policy Proceeds Will Be Paid

While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Lump Sum Payment

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the Insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds

Payment Options

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options—whether they are designated by you or the beneficiary—will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, the balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with us.

•	Life Income Option (Option 2) (Not available in Massachusetts and Montana)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.

58

If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

2012-2015	2016-2025	2026-2035	2036 and later
0	-1	-2	-3

Electing or Changing a Payment Option

While the Insured is living, you can elect or change a payment option. You can also name or change one or more of the beneficiaries who will be payees(s) under that Option. To change your payment option, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section.

Payees

Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

Beneficiary

A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Who is named as Owner and Beneficiary may impact whether and to what extent the Life insurance Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies for more information.

To change a revocable beneficiary while the insured is living, you must send a written request in Good Order to us to the VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner’s estate.

When We Pay Proceeds

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, loan proceeds, partial withdrawals, or the death benefit proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. But we can delay payment of the Cash Surrender

59

Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

•

It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

•	The SEC, by order, permits us to delay payment in order to protect our policyowners.

•

Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received by VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

Assignment

While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of such assignment in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. We are not responsible for the validity of any assignment.

Transfer of Ownership

The current policy owner (on non-qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other

60

action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new owner(s) submit financial and suitability information as well.

Limits on Our Rights to Challenge the Policy

Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

Misstatement of Age or Sex

If the Insured’s age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value, and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

Suicide

If the death of the Primary Insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail to you at your last known address of record a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized.

Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on “How To Reach Us for Policy Services.”) In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services Inc. and Standard and Poor’s. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions. NYLIAC’s obligations under the policy are subject to its claim-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

61

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer. The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year. This figure is a percentage of planned annual premiums of $2,750 and assumes a discount rate of 6%. Additional assumptions for VUL policies are Male Issue Age 36, issued Preferred, with an initial face amount of $250,000. Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Target Premium during Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3 and 4, 6.5% in Policy Years 5 and 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, 3.5% in Policy Years 11-15, plus 3.5% of premiums paid in excess of such amount in Policy Years 1-15. The “Target Premium” is the calculation of the maximum commission payable based on the insured’s age at the inception of the policy, gender, and face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2017, 2016 and 2015 were $917,093, $1,129,377, and $1, 363,313, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC -sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

62

LEGAL PROCEEDINGS

NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2017, and the statements of operations and of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

63

NYLIAC Variable Universal Life Separate Account-I
Financial Statements

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2017

	MainStay VP Absolute Return Multi-Strategy— Initial Class	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class
ASSETS:
Investment at net asset value	$7,225,442	$17,209,284	$33,780,979	$112,154,909	$16,481,133
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(104)	4,041	167,185	(17,980)	1,049
Net receivable from (payable to) the Fund for shares sold or purchased	104	(4,041)	(167,185)	17,980	(1,049)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	13	106	310	1,457	134
Administrative charges	1	12	34	164	13

Total net assets	$7,225,428	$17,209,166	$33,780,635	$112,153,288	$16,480,986

Total shares outstanding	809,781	1,133,589	2,361,374	3,769,568	1,397,038

Net asset value per share (NAV)	$8.92	$15.18	$14.31	$29.75	$11.80

Total units outstanding	862,840	762,097	1,436,808	2,637,455	851,397
Variable accumulation unit value (lowest to highest)	$8.18 to $8.40	$16.74 to $23.33	$11.53 to $29.71	$27.43 to $70.94	$18.66 to $20.07
Identified cost of investment	$7,313,112	$14,854,938	$34,502,317	$73,518,919	$16,055,593
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Cushing® Renaissance Advantage— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class
ASSETS:
Investment at net asset value	$52,401,716	$202,462,018	$828,001	$50,999,220	$44,162,256
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(6,473)	8,706	12	(3,473)	(14,526)
Net receivable from (payable to) the Fund for shares sold or purchased	6,473	(8,706)	(12)	3,473	14,526

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	461	3,018	1	511	337
Administrative charges	36	385	—	48	32

Total net assets	$52,401,219	$202,458,615	$828,000	$50,998,661	$44,161,887

Total shares outstanding	3,943,760	6,558,567	78,706	3,618,323	4,320,197

Net asset value per share (NAV)	$13.29	$30.87	$10.52	$14.09	$10.22

Total units outstanding	1,491,566	6,723,949	65,512	2,906,903	4,190,208
Variable accumulation unit value (lowest to highest)	$17.00 to $44.98	$16.81 to $43.32	$12.51 to $12.65	$17.24 to $17.96	$10.30 to $10.73
Identified cost of investment	$44,451,327	$153,986,489	$738,550	$38,748,872	$40,865,972
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class
ASSETS:
Investment at net asset value	$137,569,824	$30,406,691	$16,319,734	$15,600,836	$76,503,930
Dividends due and accrued	—	—	63,188	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	20,638	22,560	1,690	868	25,603
Net receivable from (payable to) the Fund for shares sold or purchased	(20,638)	(22,560)	(64,878)	(868)	(25,603)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,326	177	88	148	307
Administrative charges	137	14	9	16	29

Total net assets	$137,568,361	$30,406,500	$16,319,637	$15,600,672	$76,503,594

Total shares outstanding	8,518,594	2,282,455	1,796,246	1,447,276	6,046,124

Net asset value per share (NAV)	$16.15	$13.32	$9.08	$10.78	$12.65

Total units outstanding	5,217,514	1,134,797	1,044,348	766,012	3,512,217
Variable accumulation unit value (lowest to highest)	$18.44 to $29.40	$25.80 to $27.30	$12.38 to $16.18	$10.84 to $25.08	$20.71 to $22.15
Identified cost of investment	$107,257,707	$24,409,495	$16,349,572	$16,629,757	$65,028,761
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP Indexed Bond—Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Henderson Balanced— Initial Class
ASSETS:
Investment at net asset value	$144,928,537	$65,326,354	$141,598	$51,003,497	$140,930,673
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(9,578)	42,513	—	36,210	4,706
Net receivable from (payable to) the Fund for shares sold or purchased	9,578	(42,513)	—	(36,210)	(4,706)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,155	798	1	389	1,480
Administrative charges	126	100	—	42	116

Total net assets	$144,927,256	$65,325,456	$141,597	$51,003,066	$140,929,077

Total shares outstanding	14,426,317	3,777,467	14,102	2,920,372	10,696,516

Net asset value per share (NAV)	$10.05	$17.29	$10.04	$17.46	$13.18

Total units outstanding	3,768,595	2,001,201	13,975	1,750,449	8,399,931
Variable accumulation unit value (lowest to highest)	$15.62 to $51.44	$16.25 to $44.63	$10.10 to $10.15	$14.40 to $35.81	$16.50 to $17.19
Identified cost of investment	$136,334,635	$56,362,545	$142,761	$35,415,706	$115,577,915
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP Moderate Allocation—Initial Class	MainStay VP Moderate Growth Allocation—Initial Class
ASSETS:
Investment at net asset value	$60,129,742	$42,396,132	$107,400,815	$49,419,252	$90,089,266
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	31,150	(100,253)	28,524	132,221	9,360
Net receivable from (payable to) the Fund for shares sold or purchased	(31,150)	100,253	(28,524)	(132,221)	(9,360)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	445	202	658	338	485
Administrative charges	32	21	60	39	55

Total net assets	$60,129,265	$42,395,909	$107,400,097	$49,418,875	$90,088,726

Total shares outstanding	2,514,085	3,608,849	6,895,831	4,154,782	7,142,078

Net asset value per share (NAV)	$23.92	$11.75	$15.57	$11.89	$12.61

Total units outstanding	2,208,881	2,651,481	2,479,114	2,397,936	4,143,534
Variable accumulation unit value (lowest to highest)	$19.48 to $32.55	$15.52 to $16.17	$39.13 to $45.99	$15.58 to $21.33	$17.06 to $22.29
Identified cost of investment	$47,191,158	$42,503,247	$86,264,330	$47,192,075	$80,312,260
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index—Initial Class	MainStay VP Small Cap Core—Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP U.S. Government Money Market—Initial Class
ASSETS:
Investment at net asset value	$8,597,662	$378,357,033	$18,480,660	$79,799,621	$44,892,479
Dividends due and accrued	—	—	—	—	30,599
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,371	63,288	28,943	(983)	(12,936)
Net receivable from (payable to) the Fund for shares sold or purchased	(1,371)	(63,288)	(28,943)	983	(17,663)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	40	3,673	78	566	385
Administrative charges	4	417	8	46	39

Total net assets	$8,597,618	$378,352,943	$18,480,574	$79,799,009	$44,892,055

Total shares outstanding	1,006,587	7,272,908	1,404,766	5,660,886	44,887,526

Net asset value per share (NAV)	$8.54	$52.02	$13.16	$14.10	$1.00

Total units outstanding	829,412	9,531,585	1,365,365	4,160,114	35,173,310
Variable accumulation unit value (lowest to highest)	$10.06 to $10.48	$25.82 to $76.65	$13.42 to $13.57	$18.72 to $19.50	$1.00 to $1.49
Identified cost of investment	$9,245,091	$212,113,524	$15,188,613	$63,802,692	$44,876,441
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Unconstrained Bond— Initial Class	MainStay VP VanEck Global Hard Assets— Initial Class	AB® VPS International Value Portfolio— Class A	AB® VPS Small/ Mid Cap Value Portfolio— Class A	Alger Capital Appreciation Portfolio— Class I-2
ASSETS:
Investment at net asset value	$17,393,703	$34,026,428	$5	$11,673,009	$1,948,936
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	15,684	(6,120)	—	2,689	661
Net receivable from (payable to) the Fund for shares sold or purchased	(15,684)	6,120	—	(2,689)	(661)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	51	155	—	54	—
Administrative charges	6	16	—	5	—

Total net assets	$17,393,646	$34,026,257	$5	$11,672,950	$1,948,936

Total shares outstanding	1,729,810	4,468,394	—	538,420	23,583

Net asset value per share (NAV)	$10.06	$7.61	$16.30	$21.68	$82.64

Total units outstanding	1,397,088	4,405,877	—	474,620	36,208
Variable accumulation unit value (lowest to highest)	$12.05 to $12.54	$7.49 to $7.81	$12.99 to $12.99	$22.99 to $25.29	$23.71 to $56.39
Identified cost of investment	$17,345,135	$38,483,945	$4	$10,620,825	$1,644,272
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® Blue Chip Income and Growth Fund— Class 2	American Funds IS® Global Small Capitalization Fund— Class 2
ASSETS:
Investment at net asset value	$313,852	$2,987,150	$3,641,644	$80,064	$950,761
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(19)	1,056	—	5,650	40,319
Net receivable from (payable to) the Fund for shares sold or purchased	19	(1,056)	—	(5,650)	(40,319)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	1	2
Administrative charges	—	—	—	—	—

Total net assets	$313,852	$2,987,150	$3,641,644	$80,063	$950,759

Total shares outstanding	30,740	245,654	324,567	5,410	38,461

Net asset value per share (NAV)	$10.21	$12.16	$11.22	$14.80	$24.72

Total units outstanding	19,947	102,935	100,402	7,546	79,710
Variable accumulation unit value (lowest to highest)	$12.16 to $16.04	$29.02 to $29.02	$36.27 to $36.27	$10.60 to $10.61	$11.74 to $11.96
Identified cost of investment	$335,872	$2,319,885	$2,630,027	$73,604	$794,432

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I
Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	American Funds IS® Growth Fund— Class 2	American Funds IS® New World Fund®—Class 2	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class I	ClearBridge Variable Appreciation Portfolio— Class I
ASSETS:
Investment at net asset value	$53,707	$8,691,616	$18,301,259	$2,562,001	$463,286
Dividends due and accrued	—	—	—	9,815	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	66	29,361	10,751	2,060	7
Net receivable from (payable to) the Fund for shares sold or purchased	(66)	(29,361)	(10,751)	(11,875)	(7)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	31	71	11	2
Administrative charges	—	4	8	1	—

Total net assets	$53,706	$8,691,581	$18,301,180	$2,561,989	$463,284

Total shares outstanding	694	346,693	1,233,233	345,823	11,038

Net asset value per share (NAV)	$77.35	$25.07	$14.84	$7.38	$41.97

Total units outstanding	5,250	714,404	1,323,128	221,748	41,432
Variable accumulation unit value (lowest to highest)	$10.23 to $10.23	$11.92 to $12.23	$13.48 to $14.03	$11.34 to $11.63	$11.14 to $11.19
Identified cost of investment	$53,584	$7,152,065	$17,682,874	$2,506,575	$458,083

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Columbia Variable Portfolio— Commodity Strategy Fund— Class 1	Columbia Variable Portfolio— Emerging Markets Bond Fund—Class 1	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Delaware VIP® Diversified Income Series— Standard Class	Delaware VIP® Emerging Markets Series— Standard Class
ASSETS:
Investment at net asset value	$714,167	$928,451	$31,339	$52,595	$4,528,629
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	92	(224)	—	1,555
Net receivable from (payable to) the Fund for shares sold or purchased	—	(92)	224	—	(1,555)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4	6	—	—	14
Administrative charges	1	1	—	—	1

Total net assets	$714,162	$928,444	$31,339	$52,595	$4,528,614

Total shares outstanding	118,043	91,472	1,554	4,990	180,711

Net asset value per share (NAV)	$6.05	$10.15	$20.17	$10.54	$25.06

Total units outstanding	82,103	78,855	1,585	4,116	302,867
Variable accumulation unit value (lowest to highest)	$8.59 to $8.76	$11.64 to $11.86	$19.77 to $19.77	$12.78 to $12.78	$12.94 to $15.17
Identified cost of investment	$716,813	$905,640	$27,440	$53,100	$3,584,638

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Delaware VIP® Value Series— Standard Class	Deutsche Alternative Asset Allocation VIP— Class A	Deutsche Small Cap Index VIP— Class A
ASSETS:
Investment at net asset value	$1,575	$9,433,198	$79,076	$1,940,947	$31,666
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	3,610	—	529	34
Net receivable from (payable to) the Fund for shares sold or purchased	—	(3,610)	—	(529)	(34)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	42	—	5	—
Administrative charges	—	5	—	1	—

Total net assets	$1,575	$9,433,151	$79,076	$1,940,941	$31,666

Total shares outstanding	118	220,762	2,505	142,611	1,731

Net asset value per share (NAV)	$13.39	$42.73	$31.57	$13.61	$18.29

Total units outstanding	118	466,699	3,326	178,361	1,560
Variable accumulation unit value (lowest to highest)	$13.36 to $13.36	$19.65 to $20.84	$23.77 to $23.77	$10.78 to $10.90	$20.30 to $20.30
Identified cost of investment	$1,265	$8,317,663	$68,400	$1,875,746	$26,809
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short- Term Fixed Portfolio
ASSETS:
Investment at net asset value	$4,843,947	27,819	60,440	83,226	57,609
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(8,265)	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	8,265	—	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	22	—	—	—	—
Administrative charges	2	—	—	—	—

Total net assets	$4,843,923	$27,819	$60,440	$83,226	$57,609

Total shares outstanding	270,913	2,617	4,299	6,093	5,670

Net asset value per share (NAV)	$17.88	$10.63	$14.06	$13.66	$10.16

Total units outstanding	230,987	2,501	3,288	5,309	5,609
Variable accumulation unit value (lowest to highest)	$19.92 to $21.31	$11.12 to $11.12	$18.38 to $18.38	$15.68 to $15.68	$10.27 to $10.27
Identified cost of investment	$4,325,942	$28,664	$51,348	$72,219	$57,922
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class
ASSETS:
Investment at net asset value	197,830	$165,843	$29,004,271	$3,167,804	$249,605,938
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	32,689	—	(3,790)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(32,689)	—	3,790

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	139	—	2,154
Administrative charges	—	—	11	—	221

Total net assets	$197,830	$165,843	$29,004,121	$3,167,804	$249,603,563

Total shares outstanding	7,349	8,423	1,211,028	51,999	6,578,903

Net asset value per share (NAV)	$26.92	$19.69	$23.95	$60.92	$37.94

Total units outstanding	8,641	7,677	783,015	99,061	5,585,899
Variable accumulation unit value (lowest to highest)	$22.89 to $22.89	$21.60 to $21.60	$28.81 to $41.79	$31.98 to $31.98	$20.85 to $61.55
Identified cost of investment	$171,889	$158,729	$19,383,148	$1,538,231	$182,372,895
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class
ASSETS:
Investment at net asset value	$74,910,921	$2,287,801	$2,308,685	$2,860,017	$3,432,354
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(15,593)	8,895	—	29,639	4,177
Net receivable from (payable to) the Fund for shares sold or purchased	15,593	(8,895)	—	(29,639)	(4,177)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	683	24	14	12	18
Administrative charges	75	2	1	1	1

Total net assets	$74,910,163	$2,287,775	$2,308,670	$2,860,004	$3,432,335

Total shares outstanding	3,135,628	163,063	157,374	131,434	95,131

Net asset value per share (NAV)	$23.89	$14.03	$14.67	$21.76	$36.08

Total units outstanding	2,344,512	165,728	153,658	182,076	212,957
Variable accumulation unit value (lowest to highest)	$19.84 to $39.76	$13.63 to $14.08	$14.70 to $15.19	$15.33 to $15.84	$15.83 to $16.24
Identified cost of investment	$63,950,768	$2,059,652	$2,079,810	$2,512,521	$2,977,213
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class
ASSETS:
Investment at net asset value	$7,333,586	$22,210,355	$1,198,883	$14,154,447	$7,034,335
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(35)	(20)	44,453	1,004
Net receivable from (payable to) the Fund for shares sold or purchased	—	35	20	(44,453)	(1,004)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	30	—
Administrative charges	—	—	—	3	—

Total net assets	$7,333,586	$22,210,355	$1,198,883	$14,154,414	$7,034,335

Total shares outstanding	99,036	81,903	93,663	363,493	307,579

Net asset value per share (NAV)	$74.05	$271.18	$12.80	$38.94	$22.87

Total units outstanding	254,735	718,627	65,664	594,110	269,108
Variable accumulation unit value (lowest to highest)	$28.79 to $28.79	$23.14 to $31.00	$12.87 to $19.24	$16.93 to $53.91	$14.80 to $26.16
Identified cost of investment	$4,168,708	$11,969,832	$1,205,890	$11,967,665	$4,858,501
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Janus Henderson VIT Enterprise Portfolio— Institutional Shares	Janus Henderson VIT Forty Portfolio— Institutional Shares
ASSETS:
Investment at net asset value	$3,465,555	$24,484	$19,844,988	$1,589,090	$16,619
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,367	(205)	33,323	15,627	—
Net receivable from (payable to) the Fund for shares sold or purchased	(1,367)	205	(33,323)	(15,627)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	12	—	66	1	—
Administrative charges	1	—	7	—	—

Total net assets	$3,465,542	$24,484	$19,844,915	$1,589,089	$16,619

Total shares outstanding	188,550	1,408	497,491	22,492	418

Net asset value per share (NAV)	$18.38	$17.39	$39.89	$70.65	$39.76

Total units outstanding	193,048	1,550	1,363,551	35,236	702
Variable accumulation unit value (lowest to highest)	$17.42 to $18.91	$15.79 to $15.79	$13.44 to $15.17	$24.03 to $51.49	$23.68 to $23.68
Identified cost of investment	$3,329,050	$23,871	$16,683,795	$1,345,737	$14,767
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Janus Henderson VIT Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class
ASSETS:
Investment at net asset value	$98,313,144	$15,519	$14,042,234	$5,716,953	$6,668,018
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(11,346)	—	1,390	52,245	9
Net receivable from (payable to) the Fund for shares sold or purchased	11,346	—	(1,390)	(52,245)	(9)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,229	—	70	10	14
Administrative charges	111	—	7	1	1

Total net assets	$98,311,804	$15,519	$14,042,157	$5,716,942	$6,668,003

Total shares outstanding	1,920,152	316	497,068	190,121	331,741

Net asset value per share (NAV)	$51.20	$49.07	$28.25	$30.07	$20.10

Total units outstanding	4,293,325	712	732,795	383,761	285,788
Variable accumulation unit value (lowest to highest)	$17.89 to $31.92	$21.79 to $21.79	$18.65 to $20.47	$14.38 to $31.01	$17.82 to $35.80
Identified cost of investment	$53,656,553	$13,261	$11,686,907	$5,166,373	$5,520,667
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MFS® Research Series— Initial Class	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
ASSETS:
Investment at net asset value	$1,771,689	$22,794	$9,092	$504,367	$24,018,793
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(149)	—	67	(16)	(33,651)
Net receivable from (payable to) the Fund for shares sold or purchased	149	—	(67)	16	33,651

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	7	—	—	—	100
Administrative charges	1	—	—	—	10

Total net assets	$1,771,681	$22,794	$9,092	$504,367	$24,018,683

Total shares outstanding	60,057	1,724	435	62,422	1,105,833

Net asset value per share (NAV)	$29.50	$13.22	$20.92	$8.08	$21.72

Total units outstanding	87,011	1,747	412	18,287	1,352,973
Variable accumulation unit value (lowest to highest)	$19.63 to $27.75	$13.05 to $13.05	$22.05 to $22.05	$27.58 to $27.58	$15.95 to $41.54
Identified cost of investment	$1,645,861	$22,775	$8,288	$529,531	$20,754,903
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Institutional Class
ASSETS:
Investment at net asset value	$13,237,465	$6,485,939	$162,834	$651,062	$1,072,047
Dividends due and accrued	—	5,240	183	632	1,145
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,565	24	—	—	114
Net receivable from (payable to) the Fund for shares sold or purchased	(2,565)	(5,264)	(183)	(632)	(1,259)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	47	22	—	—	6
Administrative charges	5	3	—	—	1

Total net assets	$13,237,413	$6,485,914	$162,834	$651,062	$1,072,040

Total shares outstanding	476,337	601,104	13,249	63,580	104,691

Net asset value per share (NAV)	$27.79	$10.79	$12.29	$10.24	$10.24

Total units outstanding	692,925	549,658	9,347	49,205	105,211
Variable accumulation unit value (lowest to highest)	$17.63 to $39.79	$11.56 to $11.86	$17.44 to $17.44	$13.23 to $13.23	$10.11 to $10.23
Identified cost of investment	$11,498,006	$6,596,823	$158,119	$659,032	$1,072,390
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	PIMCO VIT Total Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Institutional Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
ASSETS:
Investment at net asset value	$1,461,806	$7,759,765	$73,243	$25,643	$385,562
Dividends due and accrued	2,334	13,212	—	—	519
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(20)	1,767	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(2,314)	(14,979)	—	—	(519)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	35	—	—	—
Administrative charges	—	4	—	—	—

Total net assets	$1,461,806	$7,759,726	$73,243	$25,643	$385,562

Total shares outstanding	133,620	709,299	2,346	1,478	79,992

Net asset value per share (NAV)	$10.94	$10.94	$31.22	$17.35	$4.82

Total units outstanding	82,851	701,537	2,797	1,719	27,499
Variable accumulation unit value (lowest to highest)	$12.62 to $18.21	$10.85 to $11.14	$26.19 to $26.19	$14.92 to $14.92	$10.79 to $14.53
Identified cost of investment	$1,489,179	$7,666,000	$49,709	$22,796	$392,942
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	Victory VIF Diversified Stock Fund— Class A Shares
ASSETS:
Investment at net asset value	$5,753	$30,721	$2,685
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(181)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	181	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Total net assets	$5,753	$30,721	$2,685

Total shares outstanding	202	2,845	180

Net asset value per share (NAV)	$28.53	$10.80	$14.91

Total units outstanding	245	2,746	138
Variable accumulation unit value (lowest to highest)	$23.47 to $23.47	$11.19 to $11.19	$19.44 to $19.44
Identified cost of investment	$5,124	$30,728	$2,453
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations
For the year ended December 31, 2017

	MainStay VP Absolute Return Multi-Strategy— Initial Class	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$71,546	$212,482	$832,309	$1,436,827	$346,179
Mortality and expense risk charges	(4,030)	(36,717)	(112,291)	(496,949)	(51,245)
Administrative charges	(396)	(4,209)	(12,179)	(56,133)	(5,107)

Net investment income (loss)	67,120	171,556	707,839	883,745	289,827

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	379,431	1,583,662	3,063,779	11,770,296	3,485,590
Cost of investments sold	(430,249)	(1,017,612)	(3,046,192)	(8,788,517)	(3,627,322)

Net realized gain (loss) on investments	(50,818)	566,050	17,587	2,981,779	(141,732)
Realized gain distribution received	—	332,529	300,295	4,351,388	—
Change in unrealized appreciation (depreciation) on investments	(24,320)	461,165	92,438	12,910,805	1,519,042

Net gain (loss) on investments	(75,138)	1,359,744	410,320	20,243,972	1,377,310

Net increase (decrease) in net assets resulting from operations	$(8,018)	$1,531,300	$1,118,159	$21,127,717	$1,667,137
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Cushing® Renaissance Advantage—Initial Class	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Emerging Markets Equity—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$878,147	$488,888	$—	$—	$472,165
Mortality and expense risk charges	(162,575)	(996,689)	(376)	(175,932)	(109,540)
Administrative charges	(12,609)	(127,557)	(30)	(16,525)	(10,510)

Net investment income (loss)	702,963	(635,358)	(406)	(192,457)	352,115

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,010,085	16,798,971	119,629	5,178,860	3,660,285
Cost of investments sold	(2,763,052)	(13,212,020)	(114,566)	(3,898,168)	(4,029,829)

Net realized gain (loss) on investments	1,247,033	3,586,951	5,063	1,280,692	(369,544)
Realized gain distribution received	869,230	1,311,842	—	2,336,430	—
Change in unrealized appreciation (depreciation) on investments	2,662,386	43,707,426	65,619	6,314,356	13,483,614

Net gain (loss) on investments	4,778,649	48,606,219	70,682	9,931,478	13,114,070

Net increase (decrease) in net assets resulting from operations	$5,481,612	$47,970,861	$70,276	$9,739,021	$13,466,185
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Epoch U.S. Equity Yield—Initial Class	MainStay VP Epoch U.S. Small Cap—Initial Class	MainStay VP Floating Rate—Initial Class	MainStay VP Government—Initial Class	MainStay VP Growth Allocation—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,752,555	$136,131	$694,938	$433,508	$690,619
Mortality and expense risk charges	(465,874)	(60,682)	(32,812)	(56,337)	(101,687)
Administrative charges	(48,200)	(4,791)	(3,360)	(6,040)	(9,489)

Net investment income (loss)	1,238,481	70,658	658,766	371,131	579,443

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	13,336,426	2,363,551	2,073,769	2,400,279	4,799,111
Cost of investments sold	(9,921,967)	(1,312,320)	(2,083,193)	(2,592,242)	(2,917,676)

Net realized gain (loss) on investments	3,414,459	1,051,231	(9,424)	(191,963)	1,881,435
Realized gain distribution received	—	2,633,720	—	—	1,244,999
Change in unrealized appreciation (depreciation) on investments	17,440,298	393,890	(42,624)	96,092	10,105,945

Net gain (loss) on investments	20,854,757	4,078,841	(52,048)	(95,871)	13,232,379

Net increase (decrease) in net assets resulting from operations	$22,093,238	$4,149,499	$606,718	$275,260	$13,811,822
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP Indexed Bond—Initial Class (a)	MainStay VP International Equity— Initial Class	MainStay VP Janus Henderson Balanced—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$8,505,879	$2,338,261	$1,382	$263,551	$2,422,384
Mortality and expense risk charges	(421,454)	(286,159)	(27)	(128,464)	(521,513)
Administrative charges	(45,916)	(35,853)	(3)	(13,748)	(41,582)

Net investment income (loss)	8,038,509	2,016,249	1,352	121,339	1,859,289

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,457,738	5,927,339	13,318	4,832,980	12,727,855
Cost of investments sold	(7,447,978)	(5,814,132)	(13,203)	(4,499,126)	(10,014,576)

Net realized gain (loss) on investments	2,009,760	113,207	115	333,854	2,713,279
Realized gain distribution received	—	—	19	—	5,686,953
Change in unrealized appreciation (depreciation) on investments	(1,119,837)	5,058,452	(1,162)	12,272,107	11,925,848

Net gain (loss) on investments	889,923	5,171,659	(1,028)	12,605,961	20,326,080

Net increase (decrease) in net assets resulting from operations	$8,928,432	$7,187,908	$324	$12,727,300	$22,185,369
(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP Moderate Allocation—Initial Class	MainStay VP Moderate Growth Allocation—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$1,676,282	$1,071,382	$797,531	$1,232,695
Mortality and expense risk charges	(150,788)	(72,523)	(228,114)	(115,925)	(164,648)
Administrative charges	(11,044)	(7,480)	(20,836)	(13,525)	(18,690)

Net investment income (loss)	(161,832)	1,596,279	822,432	668,081	1,049,357

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,453,329	3,090,851	10,254,332	4,005,522	5,611,739
Cost of investments sold	(4,606,538)	(2,704,931)	(6,598,648)	(3,797,016)	(3,644,759)

Net realized gain (loss) on investments	2,846,791	385,920	3,655,684	208,506	1,966,980
Realized gain distribution received	2,004,838	—	1,213,600	205,536	1,653,689
Change in unrealized appreciation (depreciation) on investments	10,539,417	3,345,765	11,916,519	5,297,134	9,388,137

Net gain (loss) on investments	15,391,046	3,731,685	16,785,803	5,711,176	13,008,806

Net increase (decrease) in net assets resulting from operations	$15,229,214	$5,327,964	$17,608,235	$6,379,257	$14,058,163
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP Small Cap Core— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$144,426	$4,968,380	$—	$1,608,315	$203,403
Mortality and expense risk charges	(15,898)	(1,245,539)	(26,091)	(196,850)	(148,774)
Administrative charges	(1,413)	(141,945)	(2,613)	(16,082)	(15,045)

Net investment income (loss)	127,115	3,580,896	(28,704)	1,395,383	39,584

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,286,581	19,758,725	1,325,350	8,006,004	15,533,780
Cost of investments sold	(1,594,596)	(8,420,282)	(1,170,865)	(5,905,328)	(15,533,895)

Net realized gain (loss) on investments	(308,015)	11,338,443	154,485	2,100,676	(115)
Realized gain distribution received	—	5,216,565	282,638	3,546,614	—
Change in unrealized appreciation (depreciation) on investments	454,937	46,312,424	1,811,462	4,243,725	(4,182)

Net gain (loss) on investments	146,922	62,867,432	2,248,585	9,891,015	(4,297)

Net increase (decrease) in net assets resulting from operations	$274,037	$66,448,328	$2,219,881	$11,286,398	$35,287
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Unconstrained Bond— Initial Class	MainStay VP VanEck Global Hard Assets— Initial Class	AB® VPS International Value Portfolio—Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A	Alger Capital Appreciation Portfolio—Class I-2
INVESTMENT INCOME (LOSS):
Dividend income	$487,756	$—	$—	$49,204	$2,971
Mortality and expense risk charges	(16,901)	(55,123)	—	(19,037)	—
Administrative charges	(1,852)	(5,825)	—	(1,655)	—

Net investment income (loss)	469,003	(60,948)	—	28,512	2,971

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	936,894	4,234,987	—	1,094,132	117,814
Cost of investments sold	(973,313)	(5,977,458)	—	(971,921)	(84,973)

Net realized gain (loss) on investments	(36,419)	(1,742,471)	—	122,211	32,841
Realized gain distribution received	—	—	—	529,178	115,522
Change in unrealized appreciation (depreciation) on investments	252,334	1,435,785	1	663,508	307,102

Net gain (loss) on investments	215,915	(306,686)	1	1,314,897	455,465

Net increase (decrease) in net assets resulting from operations	$684,918	$(367,634)	$1	$1,343,409	$458,436
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund—Class II	American Funds IS® Blue Chip Income and Growth Fund— Class 2 (b)	American Funds IS® Global Small Capitalization Fund— Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$7,640	$17,671	$50,675	$1,026	$2,862
Mortality and expense risk charges	—	—	—	(14)	(755)
Administrative charges	—	—	—	—	(38)

Net investment income (loss)	7,640	17,671	50,675	1,012	2,069

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	16,651	223,267	328,427	813	96,080
Cost of investments sold	(17,681)	(147,804)	(139,151)	(788)	(95,964)

Net realized gain (loss) on investments	(1,030)	75,463	189,276	25	116
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,583	583,888	41,722	811	146,704

Net gain (loss) on investments	2,553	659,351	230,998	836	146,820

Net increase (decrease) in net assets resulting from operations	$10,193	$677,022	$281,673	$1,848	$148,889

(b) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	American Funds IS® Growth Fund—Class 2 (b)	American Funds IS® New World Fund®—Class 2	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class I	ClearBridge Variable Appreciation Portfolio—Class I (a)
INVESTMENT INCOME (LOSS):
Dividend income	$62	$72,408	$222,420	$110,042	$5,166
Mortality and expense risk charges	(6)	(8,493)	(22,739)	(3,987)	(157)
Administrative charges	—	(879)	(2,507)	(430)	(17)

Net investment income (loss)	56	63,036	197,174	105,625	4,992

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	49	416,309	1,211,622	265,423	10,503
Cost of investments sold	(48)	(400,183)	(1,289,244)	(270,581)	(10,029)

Net realized gain (loss) on investments	1	16,126	(77,622)	(5,158)	474
Realized gain distribution received	—	—	209,867	—	13,837
Change in unrealized appreciation (depreciation) on investments	57	1,625,606	1,666,648	38,605	5,196

Net gain (loss) on investments	58	1,641,732	1,798,893	33,447	19,507

Net increase (decrease) in net assets resulting from operations	$114	$1,704,768	$1,996,067	$139,072	$24,499
(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
(b) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Variable Portfolio—Emerging Markets Bond Fund— Class 1	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Delaware VIP® Diversified Income Series—Standard Class	Delaware VIP® Emerging Markets Series—Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$35,868	$30,706	$93	$1,423	$19,218
Mortality and expense risk charges	(1,377)	(1,557)	—	—	(3,987)
Administrative charges	(220)	(168)	—	—	(406)

Net investment income (loss)	34,271	28,981	93	1,423	14,825

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	86,389	182,785	2,343	8,366	352,382
Cost of investments sold	(85,614)	(172,400)	(2,169)	(8,727)	(323,393)

Net realized gain (loss) on investments	775	10,385	174	(361)	28,989
Realized gain distribution received	—	—	1,894	—	—
Change in unrealized appreciation (depreciation) on investments	(15,375)	25,722	1,738	1,617	1,062,404

Net gain (loss) on investments	(14,600)	36,107	3,806	1,256	1,091,393

Net increase (decrease) in net assets resulting from operations	$19,671	$65,088	$3,899	$2,679	$1,106,218
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Delaware VIP® Value Series—Standard Class	Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Small Cap Index VIP—Class A
INVESTMENT INCOME (LOSS):
Dividend income	$22	$63,483	$1,228	$21,012	$253
Mortality and expense risk charges	—	(12,781)	—	(1,010)	—
Administrative charges	—	(1,327)	—	(108)	—

Net investment income (loss)	22	49,375	1,228	19,894	253

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	37	633,478	11,049	98,577	2,043
Cost of investments sold	(32)	(610,355)	(7,735)	(97,198)	(1,946)

Net realized gain (loss) on investments	5	23,123	3,314	1,379	97
Realized gain distribution received	—	255,395	2,469	—	980
Change in unrealized appreciation (depreciation) on investments	266	608,906	2,642	65,543	2,513

Net gain (loss) on investments	271	887,424	8,425	66,922	3,590

Net increase (decrease) in net assets resulting from operations	$293	$936,799	$9,653	$86,816	$3,843
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short-Term Fixed Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$34,172	$500	$1,399	$2,197	$593
Mortality and expense risk charges	(7,843)	—	—	—	—
Administrative charges	(803)	—	—	—	—

Net investment income (loss)	25,526	500	1,399	2,197	593

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	778,227	18,015	8,859	15,398	5,256
Cost of investments sold	(591,872)	(18,583)	(8,084)	(16,588)	(5,285)

Net realized gain (loss) on investments	186,355	(568)	775	(1,190)	(29)
Realized gain distribution received	101,495	14	1,522	—	—
Change in unrealized appreciation (depreciation) on investments	140,288	688	10,244	15,906	(114)

Net gain (loss) on investments	428,138	134	12,541	14,716	(143)

Net increase (decrease) in net assets resulting from operations	$453,664	$634	$13,940	$16,913	$450
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$3,403	$1,673	$—	$—	$2,351,564
Mortality and expense risk charges	—	—	(43,963)	—	(744,058)
Administrative charges	—	—	(3,195)	—	(76,051)

Net investment income (loss)	3,403	1,673	(47,158)	—	1,531,455

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	20,482	11,970	2,129,366	357,314	18,161,950
Cost of investments sold	(16,612)	(11,560)	(1,248,133)	(225,711)	(15,071,187)

Net realized gain (loss) on investments	3,870	410	881,233	131,603	3,090,763
Realized gain distribution received	7,421	9,930	1,143,806	35,110	12,365,874
Change in unrealized appreciation (depreciation) on investments	15,940	597	6,469,068	487,372	28,396,988

Net gain (loss) on investments	27,231	10,937	8,494,107	654,085	43,853,625

Net increase (decrease) in net assets resulting from operations	$30,634	$12,610	$8,446,949	$654,085	$45,385,080
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Growth Opportunities Portfolio—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,234,849	$33,178	$30,406	$31,438	$8,739
Mortality and expense risk charges	(240,786)	(7,855)	(4,073)	(2,954)	(5,356)
Administrative charges	(26,333)	(740)	(401)	(321)	(438)

Net investment income (loss)	967,730	24,583	25,932	28,163	2,945

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,814,925	179,432	177,763	211,034	748,354
Cost of investments sold	(8,377,083)	(168,899)	(167,590)	(197,813)	(790,929)

Net realized gain (loss) on investments	1,437,842	10,533	10,173	13,221	(42,575)
Realized gain distribution received	1,526,070	49,295	62,215	64,841	309,968
Change in unrealized appreciation (depreciation) on investments	4,714,106	185,698	237,051	326,859	501,823

Net gain (loss) on investments	7,678,018	245,526	309,439	404,921	769,216

Net increase (decrease) in net assets resulting from operations	$8,645,748	$270,109	$335,371	$433,084	$772,161
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Fidelity® VIP Growth Portfolio—Initial Class	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio—Initial Class	Fidelity® VIP Overseas Portfolio—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$14,358	$365,009	$28,458	$90,021	$91,516
Mortality and expense risk charges	—	—	—	(9,440)	—
Administrative charges	—	—	—	(969)	—

Net investment income (loss)	14,358	365,009	28,458	79,612	91,516

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	333,850	443,095	54,804	1,192,856	618,739
Cost of investments sold	(200,842)	(187,359)	(50,575)	(944,905)	(472,530)

Net realized gain (loss) on investments	133,008	255,736	4,229	247,951	146,209
Realized gain distribution received	466,103	59,106	4,965	540,752	5,977
Change in unrealized appreciation (depreciation) on investments	1,317,050	3,170,165	9,695	1,500,451	1,406,261

Net gain (loss) on investments	1,916,161	3,485,007	18,889	2,289,154	1,558,447

Net increase (decrease) in net assets resulting from operations	$1,930,519	$3,850,016	$47,347	$2,368,766	$1,649,963
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco V.I. International Growth Fund—Series I Shares	Janus Henderson VIT Enterprise Portfolio— Institutional Shares	Janus Henderson VIT Forty Portfolio— Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$27,055	$951	$264,100	$3,323	$—
Mortality and expense risk charges	(4,350)	—	(23,677)	(6)	—
Administrative charges	(439)	—	(2,555)	—	—

Net investment income (loss)	22,266	951	237,868	3,317	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	437,673	15,903	1,248,755	150,808	3,513
Cost of investments sold	(488,109)	(15,045)	(932,883)	(95,593)	(3,600)

Net realized gain (loss) on investments	(50,436)	858	315,872	55,215	(87)
Realized gain distribution received	38,727	483	—	82,197	802
Change in unrealized appreciation (depreciation) on investments	296,895	1,270	2,974,817	175,544	3,393

Net gain (loss) on investments	285,186	2,611	3,290,689	312,956	4,108

Net increase (decrease) in net assets resulting from operations	$307,452	$3,562	$3,528,557	$316,273	$4,108
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Janus Henderson VIT Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$756,791	$—	$175,347	$34,511	$—
Mortality and expense risk charges	(419,603)	—	(21,120)	(2,769)	(4,510)
Administrative charges	(37,707)	—	(2,072)	(280)	(296)

Net investment income (loss)	299,481	—	152,155	31,462	(4,806)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	8,654,478	4,250	859,821	246,066	365,728
Cost of investments sold	(4,309,583)	(3,974)	(691,138)	(257,002)	(358,476)

Net realized gain (loss) on investments	4,344,895	276	168,683	(10,936)	7,252
Realized gain distribution received	—	641	11,129	186,247	111,461
Change in unrealized appreciation (depreciation) on investments	16,744,987	2,764	2,286,370	701,871	1,237,362

Net gain (loss) on investments	21,089,882	3,681	2,466,182	877,182	1,356,075

Net increase (decrease) in net assets resulting from operations	$21,389,363	$3,681	$2,618,337	$908,644	$1,351,269
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MFS® Research Series— Initial Class	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I
INVESTMENT INCOME (LOSS):
Dividend income	$21,038	$760	$158	$27,765	$345,550
Mortality and expense risk charges	(2,202)	—	—	—	(36,267)
Administrative charges	(288)	—	—	—	(3,640)

Net investment income (loss)	18,548	760	158	27,765	305,643

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	411,851	560	397	81,707	2,228,996
Cost of investments sold	(410,649)	(554)	(377)	(85,309)	(1,567,714)

Net realized gain (loss) on investments	1,202	6	20	(3,602)	661,282
Realized gain distribution received	103,328	—	323	—	—
Change in unrealized appreciation (depreciation) on investments	206,021	153	766	24,555	(257,053)

Net gain (loss) on investments	310,551	159	1,109	20,953	404,229

Net increase (decrease) in net assets resulting from operations	$329,099	$919	$1,267	$48,718	$709,872
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Institutional Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$309,575	$3,482	$7,958	$11,820
Mortality and expense risk charges	(14,062)	(7,225)	—	—	(2,019)
Administrative charges	(1,399)	(829)	—	—	(269)

Net investment income (loss)	(15,461)	301,521	3,482	7,958	9,532

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	905,160	467,172	40,710	57,763	195,591
Cost of investments sold	(922,223)	(457,353)	(39,465)	(58,567)	(195,699)

Net realized gain (loss) on investments	(17,063)	9,819	1,245	(804)	(108)
Realized gain distribution received	227,418	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	2,183,159	(156,025)	10,900	822	(421)

Net gain (loss) on investments	2,393,514	(146,206)	12,145	18	(529)

Net increase (decrease) in net assets resulting from operations	$2,378,053	$155,315	$15,627	$7,976	$9,003
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	PIMCO VIT Total Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Institutional Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$31,154	$144,384	$—	$266	$5,633
Mortality and expense risk charges	—	(11,014)	—	—	—
Administrative charges	—	(1,194)	—	—	—

Net investment income (loss)	31,154	132,176	—	266	5,633

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	408,096	830,971	9,864	2,807	27,962
Cost of investments sold	(419,247)	(853,788)	(6,730)	(2,408)	(28,830)

Net realized gain (loss) on investments	(11,151)	(22,817)	3,134	399	(868)
Realized gain distribution received	—	—	833	982	—
Change in unrealized appreciation (depreciation) on investments	54,272	186,931	16,063	4,055	(749)

Net gain (loss) on investments	43,121	164,114	20,030	5,436	(1,617)

Net increase (decrease) in net assets resulting from operations	$74,275	$296,290	$20,030	$5,702	$4,016
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	Victory VIF Diversified Stock Fund—Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$5	$—	$15
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Net investment income (loss)	5	—	15

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,382	11,983	1,110
Cost of investments sold	(2,719)	(12,144)	(1,196)

Net realized gain (loss) on investments	663	(161)	(86)
Realized gain distribution received	554	—	35
Change in unrealized appreciation (depreciation) on investments	425	1,017	627

Net gain (loss) on investments	1,642	856	576

Net increase (decrease) in net assets resulting from operations	$1,647	$856	$591

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Absolute Return Multi-Strategy— Initial Class		MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$67,120	$(3,540)	$171,556	$174,563	$707,839	$748,920
Net realized gain (loss) on investments	(50,818)	(63,390)	566,050	376,665	17,587	102,329
Realized gain distribution received	—	—	332,529	487,300	300,295	129,515
Change in unrealized appreciation (depreciation) on investments	(24,320)	140,940	461,165	350,305	92,438	52,388

Net increase (decrease) in net assets resulting from operations	(8,018)	74,010	1,531,300	1,388,833	1,118,159	1,033,152

Contributions and (Withdrawals):
Payments received from policyowners	2,252,621	2,044,645	1,583,885	1,476,256	3,106,499	3,274,241
Cost of insurance	(632,587)	(561,739)	(895,159)	(940,550)	(2,041,688)	(2,214,921)
Policyowners' surrenders	(228,112)	(170,429)	(633,181)	(610,250)	(1,293,632)	(1,414,900)
Net transfers from (to) Fixed Account	(20,969)	186,557	(533,191)	(247,453)	(368,341)	(748,667)
Transfers between Investment Divisions	633,326	1,021,575	679,976	657,514	555,625	583,750
Policyowners' death benefits	(8,611)	(11,959)	(190,230)	(96,055)	(84,398)	(482,404)

Net contributions and (withdrawals)	1,995,668	2,508,650	12,100	239,462	(125,935)	(1,002,901)

Increase (decrease) in net assets	1,987,650	2,582,660	1,543,400	1,628,295	992,224	30,251

NET ASSETS:
Beginning of period	5,237,778	2,655,118	15,665,766	14,037,471	32,788,411	32,758,160

End of period	$7,225,428	$5,237,778	$17,209,166	$15,665,766	$33,780,635	$32,788,411
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Common Stock— Initial Class		MainStay VP Conservative Allocation— Initial Class		MainStay VP Convertible— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$883,745	$971,370	$289,827	$359,148	$702,963	$1,618,646
Net realized gain (loss) on investments	2,981,779	2,772,476	(141,732)	(350,749)	1,247,033	522,230
Realized gain distribution received	4,351,388	6,088,893	—	328,587	869,230	1,790,420
Change in unrealized appreciation (depreciation) on investments	12,910,805	(1,764,408)	1,519,042	574,709	2,662,386	1,111,756

Net increase (decrease) in net assets resulting from operations	21,127,717	8,068,331	1,667,137	911,695	5,481,612	5,043,052

Contributions and (Withdrawals):
Payments received from policyowners	6,981,403	6,821,378	1,171,454	1,478,445	3,610,784	3,658,900
Cost of insurance	(5,960,694)	(5,966,360)	(1,017,956)	(1,079,021)	(2,719,145)	(2,710,578)
Policyowners' surrenders	(4,646,612)	(4,261,707)	(568,966)	(702,457)	(2,246,542)	(1,870,607)
Net transfers from (to) Fixed Account	(1,919,400)	(1,776,283)	(582,288)	(366,825)	(602,920)	(798,801)
Transfers between Investment Divisions	(1,776,219)	(1,485,409)	(676,590)	424,543	1,950,657	(936,477)
Policyowners' death benefits	(330,179)	(441,742)	(110,542)	(238,346)	(318,391)	(307,054)

Net contributions and (withdrawals)	(7,651,701)	(7,110,123)	(1,784,888)	(483,661)	(325,557)	(2,964,617)

Increase (decrease) in net assets	13,476,016	958,208	(117,751)	428,034	5,156,055	2,078,435

NET ASSETS:
Beginning of period	98,677,272	97,719,064	16,598,737	16,170,703	47,245,164	45,166,729

End of period	$112,153,288	$98,677,272	$16,480,986	$16,598,737	$52,401,219	$47,245,164
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Cornerstone Growth— Initial Class		MainStay VP Cushing® Renaissance Advantage— Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class
	2017	2016	2017	2016 (a)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(635,358)	$(749,423)	$(406)	$220	$(192,457)	$(173,536)
Net realized gain (loss) on investments	3,586,951	2,154,419	5,063	2,180	1,280,692	576,494
Realized gain distribution received	1,311,842	14,602,142	—	—	2,336,430	2,331,536
Change in unrealized appreciation (depreciation) on investments	43,707,426	(16,841,451)	65,619	23,819	6,314,356	1,248,743

Net increase (decrease) in net assets resulting from operations	47,970,861	(834,313)	70,276	26,219	9,739,021	3,983,237

Contributions and (Withdrawals):
Payments received from policyowners	13,018,176	14,098,957	244,115	36,816	2,927,914	3,089,118
Cost of insurance	(12,138,482)	(12,378,183)	(57,366)	(7,292)	(2,456,684)	(2,451,719)
Policyowners' surrenders	(7,864,728)	(8,860,089)	(35,562)	—	(2,816,658)	(2,138,092)
Net transfers from (to) Fixed Account	(2,245,220)	(2,702,189)	7,651	4,501	(938,789)	(915,228)
Transfers between Investment Divisions	(2,694,101)	(2,612,911)	272,983	265,659	(632,423)	(1,179,022)
Policyowners' death benefits	(1,273,683)	(738,725)	—	—	(107,787)	(121,157)

Net contributions and (withdrawals)	(13,198,038)	(13,193,140)	431,821	299,684	(4,024,427)	(3,716,100)

Increase (decrease) in net assets	34,772,823	(14,027,453)	502,097	325,903	5,714,594	267,137

NET ASSETS:
Beginning of period	167,685,792	181,713,245	325,903	—	45,284,067	45,016,930

End of period	$202,458,615	$167,685,792	$828,000	$325,903	$50,998,661	$45,284,067
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Emerging Markets Equity— Initial Class		MainStay VP Epoch U.S. Equity Yield— Initial Class		MainStay VP Epoch U.S. Small Cap— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$352,115	$46,733	$1,238,481	$930,632	$70,658	$53,686
Net realized gain (loss) on investments	(369,544)	(1,065,518)	3,414,459	1,045,127	1,051,231	802,569
Realized gain distribution received	—	—	—	18,376,243	2,633,720	1,202,595
Change in unrealized appreciation (depreciation) on investments	13,483,614	2,856,057	17,440,298	(15,045,472)	393,890	1,738,135

Net increase (decrease) in net assets resulting from operations	13,466,185	1,837,272	22,093,238	5,306,530	4,149,499	3,796,985

Contributions and (Withdrawals):
Payments received from policyowners	3,792,513	4,157,805	8,430,745	9,304,793	2,575,890	2,710,796
Cost of insurance	(2,272,688)	(2,105,566)	(7,022,222)	(7,188,562)	(1,422,548)	(1,402,309)
Policyowners' surrenders	(1,896,529)	(1,364,592)	(5,924,662)	(5,969,338)	(1,245,439)	(1,260,914)
Net transfers from (to) Fixed Account	(497,780)	(504,695)	(2,268,659)	(2,180,280)	(200,894)	(496,553)
Transfers between Investment Divisions	(14,067)	(707,270)	(3,771,692)	(4,087,900)	(662,992)	(25,925)
Policyowners' death benefits	(147,723)	(196,939)	(586,589)	(507,488)	(92,981)	(47,281)

Net contributions and (withdrawals)	(1,036,274)	(721,257)	(11,143,079)	(10,628,775)	(1,048,964)	(522,186)

Increase (decrease) in net assets	12,429,911	1,116,015	10,950,159	(5,322,245)	3,100,535	3,274,799

NET ASSETS:
Beginning of period	31,731,976	30,615,961	126,618,202	131,940,447	27,305,965	24,031,166

End of period	$44,161,887	$31,731,976	$137,568,361	$126,618,202	$30,406,500	$27,305,965
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP Growth Allocation— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$658,766	$605,396	$371,131	$337,333	$579,443	$756,208
Net realized gain (loss) on investments	(9,424)	14,806	(191,963)	(125,095)	1,881,435	993,373
Realized gain distribution received	—	—	—	—	1,244,999	3,389,322
Change in unrealized appreciation (depreciation) on investments	(42,624)	674,080	96,092	(77,616)	10,105,945	(904,380)

Net increase (decrease) in net assets resulting from operations	606,718	1,294,282	275,260	134,622	13,811,822	4,234,523

Contributions and (Withdrawals):
Payments received from policyowners	1,527,238	1,571,473	1,354,934	1,465,642	12,975,372	12,341,516
Cost of insurance	(907,377)	(960,614)	(1,108,295)	(1,267,420)	(4,683,511)	(4,291,314)
Policyowners' surrenders	(530,119)	(1,801,731)	(814,589)	(942,121)	(2,991,495)	(2,497,878)
Net transfers from (to) Fixed Account	(347,345)	(489,487)	(428,669)	(431,771)	(1,225,879)	(204,467)
Transfers between Investment Divisions	(313,850)	(43,243)	(135,519)	671,062	(1,413,123)	(876,475)
Policyowners' death benefits	(172,490)	(49,542)	(98,603)	(422,799)	(39,898)	(82,418)

Net contributions and (withdrawals)	(743,943)	(1,773,144)	(1,230,741)	(927,407)	2,621,466	4,388,964

Increase (decrease) in net assets	(137,225)	(478,862)	(955,481)	(792,785)	16,433,288	8,623,487

NET ASSETS:
Beginning of period	16,456,862	16,935,724	16,556,153	17,348,938	60,070,306	51,446,819

End of period	$16,319,637	$16,456,862	$15,600,672	$16,556,153	$76,503,594	$60,070,306
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP Income Builder—Initial Class		MainStay VP Indexed Bond—Initial Class
	2017	2016	2017	2016	2017 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$8,038,509	$7,043,043	$2,016,249	$2,306,214	$1,352
Net realized gain (loss) on investments	2,009,760	406,755	113,207	(83,287)	115
Realized gain distribution received	—	—	—	333,291	19
Change in unrealized appreciation (depreciation) on investments	(1,119,837)	11,167,044	5,058,452	2,484,786	(1,162)

Net increase (decrease) in net assets resulting from operations	8,928,432	18,616,842	7,187,908	5,041,004	324

Contributions and (Withdrawals):
Payments received from policyowners	13,024,711	12,938,389	4,246,930	4,328,049	6,828
Cost of insurance	(8,691,016)	(8,777,873)	(3,852,280)	(3,981,592)	(2,032)
Policyowners' surrenders	(6,717,309)	(5,813,741)	(3,161,617)	(2,794,470)	(4,544)
Net transfers from (to) Fixed Account	(1,772,282)	(2,207,342)	(433,405)	(641,467)	6,352
Transfers between Investment Divisions	5,447,100	1,589,989	165,192	363,002	134,669
Policyowners' death benefits	(1,473,860)	(521,339)	(451,696)	(337,950)	—

Net contributions and (withdrawals)	(182,656)	(2,791,917)	(3,486,876)	(3,064,428)	141,273

Increase (decrease) in net assets	8,745,776	15,824,925	3,701,032	1,976,576	141,597

NET ASSETS:
Beginning of period	136,181,480	120,356,555	61,624,424	59,647,848	—

End of period	$144,927,256	$136,181,480	$65,325,456	$61,624,424	$141,597
(b) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP International Equity— Initial Class		MainStay VP Janus Henderson Balanced— Initial Class		MainStay VP Large Cap Growth— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$121,339	$217,519	$1,859,289	$1,847,859	$(161,832)	$(148,389)
Net realized gain (loss) on investments	333,854	(1,197,164)	2,713,279	1,728,559	2,846,791	2,795,120
Realized gain distribution received	—	—	5,686,953	6,081,933	2,004,838	4,382,036
Change in unrealized appreciation (depreciation) on investments	12,272,107	(1,312,635)	11,925,848	(4,456,362)	10,539,417	(8,188,328)

Net increase (decrease) in net assets resulting from operations	12,727,300	(2,292,280)	22,185,369	5,201,989	15,229,214	(1,159,561)

Contributions and (Withdrawals):
Payments received from policyowners	3,804,514	4,007,752	8,660,110	8,944,103	4,622,514	4,799,872
Cost of insurance	(2,525,061)	(2,531,589)	(7,569,537)	(7,743,630)	(2,800,886)	(2,728,451)
Policyowners' surrenders	(2,045,213)	(1,869,342)	(7,677,867)	(6,399,923)	(2,103,451)	(2,249,331)
Net transfers from (to) Fixed Account	(915,530)	(660,849)	(1,807,328)	(1,769,298)	(592,901)	(699,750)
Transfers between Investment Divisions	(510,271)	(1,622,878)	(328,999)	401,102	(3,952,097)	675,999
Policyowners' death benefits	(126,464)	(108,741)	(668,012)	(557,033)	(123,873)	(203,229)

Net contributions and (withdrawals)	(2,318,025)	(2,785,647)	(9,391,633)	(7,124,679)	(4,950,694)	(404,890)

Increase (decrease) in net assets	10,409,275	(5,077,927)	12,793,736	(1,922,690)	10,278,520	(1,564,451)

NET ASSETS:
Beginning of period	40,593,791	45,671,718	128,135,341	130,058,031	49,850,745	51,415,196

End of period	$51,003,066	$40,593,791	$140,929,077	$128,135,341	$60,129,265	$49,850,745

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP MFS® Utilities— Initial Class		MainStay VP Mid Cap Core— Initial Class		MainStay VP Moderate Allocation— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,596,279	$1,016,207	$822,432	$540,932	$668,081	$812,373
Net realized gain (loss) on investments	385,920	205,387	3,655,684	2,855,826	208,506	156,091
Realized gain distribution received	—	956,547	1,213,600	6,443,389	205,536	1,758,070
Change in unrealized appreciation (depreciation) on investments	3,345,765	1,392,795	11,916,519	49,352	5,297,134	(156,068)

Net increase (decrease) in net assets resulting from operations	5,327,964	3,570,936	17,608,235	9,889,499	6,379,257	2,570,466

Contributions and (Withdrawals):
Payments received from policyowners	5,677,614	5,711,324	7,055,317	7,271,657	4,085,629	4,507,672
Cost of insurance	(2,338,087)	(2,337,168)	(5,047,938)	(5,181,440)	(2,534,255)	(2,456,528)
Policyowners' surrenders	(1,604,365)	(1,732,722)	(4,838,139)	(4,763,051)	(1,401,890)	(1,896,748)
Net transfers from (to) Fixed Account	(800,995)	(755,138)	(1,084,282)	(1,649,862)	(1,188,825)	(306,872)
Transfers between Investment Divisions	(500,587)	13,797	(3,507,295)	(3,043,631)	635,655	(9,804)
Policyowners' death benefits	(77,191)	(138,710)	(658,176)	(233,731)	(429,278)	(86,528)

Net contributions and (withdrawals)	356,389	761,383	(8,080,513)	(7,600,058)	(832,964)	(248,808)

Increase (decrease) in net assets	5,684,353	4,332,319	9,527,722	2,289,441	5,546,293	2,321,658

NET ASSETS:
Beginning of period	36,711,556	32,379,237	97,872,375	95,582,934	43,872,582	41,550,924

End of period	$42,395,909	$36,711,556	$107,400,097	$97,872,375	$49,418,875	$43,872,582

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Moderate Growth Allocation— Initial Class		MainStay VP PIMCO Real Return— Initial Class		MainStay VP S&P 500 Index— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,049,357	$1,338,548	$127,115	$124,789	$3,580,896	$3,707,804
Net realized gain (loss) on investments	1,966,980	399,293	(308,015)	(330,271)	11,338,443	13,690,643
Realized gain distribution received	1,653,689	4,237,806	—	—	5,216,565	8,929,304
Change in unrealized appreciation (depreciation) on investments	9,388,137	(770,352)	454,937	620,990	46,312,424	5,864,720

Net increase (decrease) in net assets resulting from operations	14,058,163	5,205,295	274,037	415,508	66,448,328	32,192,471

Contributions and (Withdrawals):
Payments received from policyowners	10,813,050	10,263,937	1,442,577	1,206,664	23,702,181	22,889,508
Cost of insurance	(4,819,314)	(4,636,324)	(555,723)	(610,191)	(17,420,967)	(16,969,396)
Policyowners' surrenders	(3,632,767)	(2,841,615)	(369,595)	(522,305)	(12,655,622)	(18,169,420)
Net transfers from (to) Fixed Account	(754,251)	(304,927)	(115,834)	(265,791)	(4,309,341)	(3,899,549)
Transfers between Investment Divisions	(1,423,734)	514,103	(246,745)	(31,121)	5,938,815	6,132,255
Policyowners' death benefits	(177,176)	(175,307)	(289,158)	(47,264)	(1,282,027)	(1,043,101)

Net contributions and (withdrawals)	5,808	2,819,867	(134,478)	(270,008)	(6,026,961)	(11,059,703)

Increase (decrease) in net assets	14,063,971	8,025,162	139,559	145,500	60,421,367	21,132,768

NET ASSETS:
Beginning of period	76,024,755	67,999,593	8,458,059	8,312,559	317,931,576	296,798,808

End of period	$90,088,726	$76,024,755	$8,597,618	$8,458,059	$378,352,943	$317,931,576
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Small Cap Core— Initial Class		MainStay VP T. Rowe Equity Income— Initial Class		MainStay VP U.S. Government Money Market— Initial Class
	2017	2016 (a)	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(28,704)	$16,665	$1,395,383	$1,166,350	$39,584	$(117,488)
Net realized gain (loss) on investments	154,485	20,309	2,100,676	1,691,743	(115)	1,229
Realized gain distribution received	282,638	226,666	3,546,614	4,835,353	—	—
Change in unrealized appreciation (depreciation) on investments	1,811,462	1,451,643	4,243,725	4,344,689	(4,182)	2,455

Net increase (decrease) in net assets resulting from operations	2,219,881	1,715,283	11,286,398	12,038,135	35,287	(113,804)

Contributions and (Withdrawals):
Payments received from policyowners	2,063,936	762,077	4,909,848	5,065,102	6,798,490	7,087,563
Cost of insurance	(1,001,189)	(350,121)	(3,721,943)	(3,701,849)	(4,799,797)	(4,857,454)
Policyowners' surrenders	(704,368)	(244,520)	(3,812,141)	(3,088,436)	(6,058,907)	(8,584,592)
Net transfers from (to) Fixed Account	(249,460)	(122,903)	(822,248)	(1,324,072)	(526,157)	3,500,101
Transfers between Investment Divisions	(190,509)	14,638,835	(2,607,070)	(3,371,539)	(694,307)	10,792,071
Policyowners' death benefits	(49,002)	(7,366)	(268,222)	(271,202)	(416,734)	(84,246)

Net contributions and (withdrawals)	(130,592)	14,676,002	(6,321,776)	(6,691,996)	(5,697,412)	7,853,443

Increase (decrease) in net assets	2,089,289	16,391,285	4,964,622	5,346,139	(5,662,125)	7,739,639

NET ASSETS:
Beginning of period	16,391,285	—	74,834,387	69,488,248	50,554,180	42,814,541

End of period	$18,480,574	$16,391,285	$79,799,009	$74,834,387	$44,892,055	$50,554,180
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Unconstrained Bond— Initial Class		MainStay VP VanEck Global Hard Assets— Initial Class		AB ® VPS International Value Portfolio— Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$469,003	$381,580	$(60,948)	$139,351	$—	$—
Net realized gain (loss) on investments	(36,419)	(66,414)	(1,742,471)	(1,955,968)	—	4
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	252,334	436,487	1,435,785	12,996,668	1	(13)

Net increase (decrease) in net assets resulting from operations	684,918	751,653	(367,634)	11,180,051	1	(9)

Contributions and (Withdrawals):
Payments received from policyowners	4,306,973	3,752,355	4,545,370	4,999,717	—	(1)
Cost of insurance	(1,293,339)	(1,107,944)	(1,969,222)	(2,126,029)	—	(8)
Policyowners' surrenders	(599,260)	(384,563)	(1,710,298)	(1,324,031)	—	(252)
Net transfers from (to) Fixed Account	(115,475)	211,312	(713,470)	(441,616)	—	—
Transfers between Investment Divisions	1,227,298	1,041,212	(1,360,799)	(1,808,890)	—	—
Policyowners' death benefits	(50,718)	(45,823)	(122,444)	(68,057)	—	—

Net contributions and (withdrawals)	3,475,479	3,466,549	(1,330,863)	(768,906)	—	(261)

Increase (decrease) in net assets	4,160,397	4,218,202	(1,698,497)	10,411,145	1	(270)

NET ASSETS:
Beginning of period	13,233,249	9,015,047	35,724,754	25,313,609	4	274

End of period	$17,393,646	$13,233,249	$34,026,257	$35,724,754	$5	$4
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	AB ® VPS Small/Mid Cap Value Portfolio— Class A		Alger Capital Appreciation Portfolio— Class I-2		American Century Investments® VP Inflation Protection Fund— Class II
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$28,512	$36,552	$2,971	$2,844	$7,640	$4,900
Net realized gain (loss) on investments	122,211	92,120	32,841	123,762	(1,030)	(597)
Realized gain distribution received	529,178	512,829	115,522	11,790	—	1,975
Change in unrealized appreciation (depreciation) on investments	663,508	1,404,150	307,102	(132,254)	3,583	5,068

Net increase (decrease) in net assets resulting from operations	1,343,409	2,045,651	458,436	6,142	10,193	11,346

Contributions and (Withdrawals):
Payments received from policyowners	1,243,160	1,223,068	24,323	26,263	4,472	4,473
Cost of insurance	(552,945)	(525,945)	(36,538)	(39,147)	(3,594)	(3,587)
Policyowners' surrenders	(371,182)	(267,765)	(53,510)	(56,431)	(447)	(505)
Net transfers from (to) Fixed Account	(157,256)	(191,984)	349	(83,653)	(647)	(167)
Transfers between Investment Divisions	(29,010)	(584,495)	50,087	(119,855)	37,479	(3,635)
Policyowners' death benefits	(27,655)	(18,489)	—	—	—	—

Net contributions and (withdrawals)	105,112	(365,610)	(15,289)	(272,823)	37,263	(3,421)

Increase (decrease) in net assets	1,448,521	1,680,041	443,147	(266,681)	47,456	7,925

NET ASSETS:
Beginning of period	10,224,429	8,544,388	1,505,789	1,772,470	266,396	258,471

End of period	$11,672,950	$10,224,429	$1,948,936	$1,505,789	$313,852	$266,396
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Century Investments® VP International Fund— Class II		American Century Investments® VP Value Fund—Class II		American Funds IS® Blue Chip Income and Growth Fund—Class 2
	2017	2016	2017	2016	2017 (c)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$17,671	$18,851	$50,675	$44,031	$1,012
Net realized gain (loss) on investments	75,463	47,291	189,276	135,584	25
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	583,888	(190,113)	41,722	371,681	811

Net increase (decrease) in net assets resulting from operations	677,022	(123,971)	281,673	551,296	1,848

Contributions and (Withdrawals):
Payments received from policyowners	97,924	54,858	72,762	24,667	1,988
Cost of insurance	(88,665)	(86,024)	(57,588)	(49,137)	(576)
Policyowners' surrenders	(8,585)	(11,988)	(196,657)	(65,471)	—
Net transfers from (to) Fixed Account	(98,161)	(65,922)	(278)	—	—
Transfers between Investment Divisions	308,915	116,973	234,816	953,513	76,803
Policyowners' death benefits	—	—	—	—	—

Net contributions and (withdrawals)	211,428	7,897	53,055	863,572	78,215

Increase (decrease) in net assets	888,450	(116,074)	334,728	1,414,868	80,063

NET ASSETS:
Beginning of period	2,098,700	2,214,774	3,306,916	1,892,048	—

End of period	$2,987,150	$2,098,700	$3,641,644	$3,306,916	$80,063

(c) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Funds IS® Global Small Capitalization Fund—Class 2		American Funds IS® Growth Fund—Class 2	American Funds IS® New World Fund®— Class 2
	2017	2016	2017 (c)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,069	$1,353	$56	$63,036	$31,466
Net realized gain (loss) on investments	116	(52,232)	1	16,126	(52,571)
Realized gain distribution received	—	66,261	—	—	—
Change in unrealized appreciation (depreciation) on investments	146,704	(5,885)	57	1,625,606	224,514

Net increase (decrease) in net assets resulting from operations	148,889	9,497	114	1,704,768	203,409

Contributions and (Withdrawals):
Payments received from policyowners	304,931	159,773	1,448	1,873,619	1,445,457
Cost of insurance	(75,435)	(38,995)	(67)	(541,196)	(405,274)
Policyowners' surrenders	(44,972)	(1,738)	—	(198,224)	(125,149)
Net transfers from (to) Fixed Account	11,338	(21,400)	1	(34,328)	65,729
Transfers between Investment Divisions	169,481	59,472	52,210	783,031	750,364
Policyowners' death benefits	—	—	—	(38,578)	(9,518)

Net contributions and (withdrawals)	365,343	157,112	53,592	1,844,324	1,721,609

Increase (decrease) in net assets	514,232	166,609	53,706	3,549,092	1,925,018

NET ASSETS:
Beginning of period	436,527	269,918	—	5,142,489	3,217,471

End of period	$950,759	$436,527	$53,706	$8,691,581	$5,142,489

(c) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	BlackRock ® Global Allocation V.I. Fund— Class III		BlackRock ® High Yield V.I. Fund—Class I		ClearBridge Variable Appreciation Portfolio— Class I
	2017	2016	2017	2016	2017 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$197,174	$148,736	$105,625	$77,707	$4,992
Net realized gain (loss) on investments	(77,622)	(200,418)	(5,158)	(40,138)	474
Realized gain distribution received	209,867	—	—	—	13,837
Change in unrealized appreciation (depreciation) on investments	1,666,648	473,933	38,605	139,194	5,196

Net increase (decrease) in net assets resulting from operations	1,996,067	422,251	139,072	176,763	24,499

Contributions and (Withdrawals):
Payments received from policyowners	2,237,114	2,183,788	427,778	357,406	7,269
Cost of insurance	(855,031)	(795,718)	(126,919)	(98,167)	(4,387)
Policyowners' surrenders	(425,216)	(427,214)	(65,581)	(88,338)	—
Net transfers from (to) Fixed Account	(258,997)	(457,344)	(19,206)	(70,880)	(4,509)
Transfers between Investment Divisions	2,197,784	2,015,918	484,475	104,093	440,412
Policyowners' death benefits	(55,220)	(15,582)	—	(712)	—

Net contributions and (withdrawals)	2,840,434	2,503,848	700,547	203,402	438,785

Increase (decrease) in net assets	4,836,501	2,926,099	839,619	380,165	463,284

NET ASSETS:
Beginning of period	13,464,679	10,538,580	1,722,370	1,342,205	—

End of period	$18,301,180	$13,464,679	$2,561,989	$1,722,370	$463,284

(b) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1		Columbia Variable Portfolio— Emerging Markets Bond Fund—Class 1		Columbia Variable Portfolio—Small Cap Value Fund—Class 2
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$34,271	$(307)	$28,981	$5,647	$93	$86
Net realized gain (loss) on investments	775	(4,557)	10,385	1,240	174	(1,751)
Realized gain distribution received	—	—	—	—	1,894	2,196
Change in unrealized appreciation (depreciation) on investments	(15,375)	18,713	25,722	(2,686)	1,738	5,497

Net increase (decrease) in net assets resulting from operations	19,671	13,849	65,088	4,201	3,899	6,028

Contributions and (Withdrawals):
Payments received from policyowners	150,638	63,913	172,448	54,795	4,528	5,760
Cost of insurance	(33,820)	(13,150)	(66,222)	(20,171)	(1,001)	(856)
Policyowners' surrenders	(24,478)	(2,687)	(63,755)	(5,586)	(2,216)	(1,011)
Net transfers from (to) Fixed Account	6,141	667	(27,305)	3,047	287	(2,171)
Transfers between Investment Divisions	139,440	354,204	353,218	440,048	—	(4,262)
Policyowners' death benefits	—	(692)	—	—	—	—

Net contributions and (withdrawals)	237,921	402,255	368,384	472,133	1,598	(2,540)

Increase (decrease) in net assets	257,592	416,104	433,472	476,334	5,497	3,488

NET ASSETS:
Beginning of period	456,570	40,466	494,972	18,638	25,842	22,354

End of period	$714,162	$456,570	$928,444	$494,972	$31,339	$25,842
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Delaware VIP® Diversified Income Series— Standard Class		Delaware VIP® Emerging Markets Series— Standard Class		Delaware VIP® International Value Equity Series— Standard Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,423	$1,662	$14,825	$18,502	$22	$72
Net realized gain (loss) on investments	(361)	(142)	28,989	(85,297)	5	(750)
Realized gain distribution received	—	—	—	41,837	—	—
Change in unrealized appreciation (depreciation) on investments	1,617	91	1,062,404	273,660	266	256

Net increase (decrease) in net assets resulting from operations	2,679	1,611	1,106,218	248,702	293	(422)

Contributions and (Withdrawals):
Payments received from policyowners	7,821	7,823	656,089	613,462	1	725
Cost of insurance	(1,866)	(1,933)	(209,710)	(169,499)	(37)	(112)
Policyowners' surrenders	(2,273)	(2,488)	(118,894)	(183,247)	—	(1,553)
Net transfers from (to) Fixed Account	(3,557)	(212)	(2,394)	(60,060)	—	—
Transfers between Investment Divisions	(807)	2,816	671,721	201,325	—	(9,077)
Policyowners' death benefits	—	—	—	(3,533)	—	—

Net contributions and (withdrawals)	(682)	6,006	996,812	398,448	(36)	(10,017)

Increase (decrease) in net assets	1,997	7,617	2,103,030	647,150	257	(10,439)

NET ASSETS:
Beginning of period	50,598	42,981	2,425,584	1,778,434	1,318	11,757

End of period	$52,595	$50,598	$4,528,614	$2,425,584	$1,575	$1,318
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Delaware VIP® Small Cap Value Series— Standard Class		Delaware VIP® Value Series—Standard Class		Deutsche Alternative Asset Allocation VIP—Class A
	2017	2016	2017	2016	2017	2016 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$49,375	$38,498	$1,228	$1,135	$19,894	$(97)
Net realized gain (loss) on investments	23,123	(45,541)	3,314	575	1,379	102
Realized gain distribution received	255,395	450,703	2,469	5,211	—	—
Change in unrealized appreciation (depreciation) on investments	608,906	1,092,538	2,642	1,512	65,543	(871)

Net increase (decrease) in net assets resulting from operations	936,799	1,536,198	9,653	8,433	86,816	(866)

Contributions and (Withdrawals):
Payments received from policyowners	1,204,962	1,017,977	10,970	9,415	573,284	151,486
Cost of insurance	(349,030)	(279,783)	(2,607)	(2,452)	(137,215)	(27,856)
Policyowners' surrenders	(149,007)	(149,199)	(2,681)	(1,007)	(20,727)	(3,245)
Net transfers from (to) Fixed Account	(35,992)	(24,785)	(4,993)	1,237	(12,844)	2,913
Transfers between Investment Divisions	909,672	279,271	2,502	1,077	916,505	412,690
Policyowners' death benefits	(12,729)	(2,482)	—	—	—	—

Net contributions and (withdrawals)	1,567,876	840,999	3,191	8,270	1,319,003	535,988

Increase (decrease) in net assets	2,504,675	2,377,197	12,844	16,703	1,405,819	535,122

NET ASSETS:
Beginning of period	6,928,476	4,551,279	66,232	49,529	535,122	—

End of period	$9,433,151	$6,928,476	$79,076	$66,232	$1,940,941	$535,122
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Deutsche Small Cap Index VIP— Class A		Deutsche Small Mid Cap Value VIP— Class A		DFA VA Global Bond Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$253	$253	$25,526	$16,393	$500	$688
Net realized gain (loss) on investments	97	(2,259)	186,355	155,408	(568)	291
Realized gain distribution received	980	1,753	101,495	437,042	14	219
Change in unrealized appreciation (depreciation) on investments	2,513	4,327	140,288	63,878	688	414

Net increase (decrease) in net assets resulting from operations	3,843	4,074	453,664	672,721	634	1,612

Contributions and (Withdrawals):
Payments received from policyowners	6,584	10,862	569,218	631,011	4,997	4,500
Cost of insurance	(1,237)	(1,151)	(254,237)	(257,444)	(2,148)	(2,894)
Policyowners' surrenders	(538)	(1,685)	(160,534)	(152,978)	(854)	—
Net transfers from (to) Fixed Account	(646)	(6,776)	(88,527)	(80,709)	(5,189)	(258)
Transfers between Investment Divisions	(149)	(198)	(307,244)	(203,974)	(10,383)	(41,446)
Policyowners' death benefits	—	—	(9,056)	(8,471)	—	—

Net contributions and (withdrawals)	4,014	1,052	(250,380)	(72,565)	(13,577)	(40,098)

Increase (decrease) in net assets	7,857	5,126	203,284	600,156	(12,943)	(38,486)

NET ASSETS:
Beginning of period	23,809	18,683	4,640,639	4,040,483	40,762	79,248

End of period	$31,666	$23,809	$4,843,923	$4,640,639	$27,819	$40,762
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	DFA VA International Small Portfolio		DFA VA International Value Portfolio		DFA VA Short-Term Fixed Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,399	$940	$2,197	$1,860	$593	$379
Net realized gain (loss) on investments	775	(2,175)	(1,190)	(1,577)	(29)	(1)
Realized gain distribution received	1,522	327	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	10,244	2,369	15,906	4,250	(114)	12

Net increase (decrease) in net assets resulting from operations	13,940	1,461	16,913	4,533	450	390

Contributions and (Withdrawals):
Payments received from policyowners	8,430	9,050	13,486	15,318	10,927	10,872
Cost of insurance	(4,427)	(4,456)	(5,672)	(5,340)	(5,027)	(5,216)
Policyowners' surrenders	(6,983)	—	(10,614)	—	(743)	—
Net transfers from (to) Fixed Account	4,496	(1,463)	4,435	(102)	—	—
Transfers between Investment Divisions	3,865	(22,873)	3,731	(7,860)	(4,004)	4,093
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	5,381	(19,742)	5,366	2,016	1,153	9,749

Increase (decrease) in net assets	19,321	(18,281)	22,279	6,549	1,603	10,139

NET ASSETS:
Beginning of period	41,119	59,400	60,947	54,398	56,006	45,867

End of period	$60,440	$41,119	$83,226	$60,947	$57,609	$56,006
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	DFA VA U.S. Large Value Portfolio		DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio— Initial Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,403	$2,232	$1,673	$897	$(47,158)	$(40,488)
Net realized gain (loss) on investments	3,870	1,648	410	(328)	881,233	847,476
Realized gain distribution received	7,421	854	9,930	3,185	1,143,806	953,981
Change in unrealized appreciation (depreciation) on investments	15,940	14,652	597	17,712	6,469,068	(915,674)

Net increase (decrease) in net assets resulting from operations	30,634	19,386	12,610	21,466	8,446,949	845,295

Contributions and (Withdrawals):
Payments received from policyowners	23,710	23,591	13,529	14,403	2,233,279	2,046,056
Cost of insurance	(14,087)	(12,431)	(9,800)	(9,200)	(1,367,858)	(1,187,906)
Policyowners' surrenders	(10,511)	(616)	(5,760)	—	(1,255,558)	(1,059,192)
Net transfers from (to) Fixed Account	4,444	(6,180)	3,972	(1,075)	(501,056)	(582,251)
Transfers between Investment Divisions	39,937	(6,283)	56,339	(4,026)	1,775,451	(231,340)
Policyowners' death benefits	—	—	—	—	(34,748)	(25,159)

Net contributions and (withdrawals)	43,493	(1,919)	58,280	102	849,510	(1,039,792)

Increase (decrease) in net assets	74,127	17,467	70,890	21,568	9,296,459	(194,497)

NET ASSETS:
Beginning of period	123,703	106,236	94,953	73,385	19,707,662	19,902,159

End of period	$197,830	$123,703	$165,843	$94,953	$29,004,121	$19,707,662
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares		Fidelity ® VIP Contrafund® Portfolio— Initial Class		Fidelity ® VIP Equity- Income Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$1,531,455	$948,151	$967,730	$1,337,755
Net realized gain (loss) on investments	131,603	18,378	3,090,763	436,810	1,437,842	(2,519,454)
Realized gain distribution received	35,110	196,101	12,365,874	16,838,246	1,526,070	4,672,885
Change in unrealized appreciation (depreciation) on investments	487,372	197,230	28,396,988	(2,739,991)	4,714,106	8,464,614

Net increase (decrease) in net assets resulting from operations	654,085	411,709	45,385,080	15,483,216	8,645,748	11,955,800

Contributions and (Withdrawals):
Payments received from policyowners	12,603	3,789	17,518,743	17,729,774	4,429,231	5,000,585
Cost of insurance	(24,539)	(19,921)	(11,989,590)	(11,887,340)	(3,745,898)	(3,897,213)
Policyowners' surrenders	(9,327)	(12,078)	(9,912,599)	(8,601,404)	(3,262,055)	(2,975,295)
Net transfers from (to) Fixed Account	(59,355)	(97,780)	(3,101,664)	(3,177,404)	(823,027)	(807,362)
Transfers between Investment Divisions	(199,268)	20,110	(4,758,037)	(9,521,060)	(4,632,345)	(6,411,693)
Policyowners' death benefits	—	—	(660,049)	(659,859)	(184,609)	(149,858)

Net contributions and (withdrawals)	(279,886)	(105,880)	(12,903,196)	(16,117,293)	(8,218,703)	(9,240,836)

Increase (decrease) in net assets	374,199	305,829	32,481,884	(634,077)	427,045	2,714,964

NET ASSETS:
Beginning of period	2,793,605	2,487,776	217,121,679	217,755,756	74,483,118	71,768,154

End of period	$3,167,804	$2,793,605	$249,603,563	$217,121,679	$74,910,163	$74,483,118
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Freedom 2020 Portfolio— Initial Class		Fidelity ® VIP Freedom 2030 Portfolio— Initial Class		Fidelity ® VIP Freedom 2040 Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$24,583	$17,278	$25,932	$17,864	$28,163	$19,023
Net realized gain (loss) on investments	10,533	(948)	10,173	(1,724)	13,221	(15,509)
Realized gain distribution received	49,295	19,502	62,215	27,840	64,841	44,210
Change in unrealized appreciation (depreciation) on investments	185,698	50,526	237,051	16,228	326,859	42,074

Net increase (decrease) in net assets resulting from operations	270,109	86,358	335,371	60,208	433,084	89,798

Contributions and (Withdrawals):
Payments received from policyowners	235,497	133,084	459,753	308,052	600,938	554,497
Cost of insurance	(101,481)	(74,613)	(144,457)	(91,474)	(166,209)	(145,832)
Policyowners' surrenders	(7,859)	(46,604)	(26,255)	(10,773)	(114,440)	(89,612)
Net transfers from (to) Fixed Account	(5,160)	(3,842)	(64,286)	4,050	(13,835)	(59,009)
Transfers between Investment Divisions	357,250	866,338	339,036	468,431	509,588	37,610
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	478,247	874,363	563,791	678,286	816,042	297,654

Increase (decrease) in net assets	748,356	960,721	899,162	738,494	1,249,126	387,452

NET ASSETS:
Beginning of period	1,539,419	578,698	1,409,508	671,014	1,610,878	1,223,426

End of period	$2,287,775	$1,539,419	$2,308,670	$1,409,508	$2,860,004	$1,610,878
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Growth Opportunities Portfolio— Initial Class		Fidelity ® VIP Growth Portfolio— Initial Class		Fidelity ® VIP Index 500 Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,945	$2,232	$14,358	$2,164	$365,009	$231,824
Net realized gain (loss) on investments	(42,575)	(171,719)	133,008	43,755	255,736	59,454
Realized gain distribution received	309,968	49,555	466,103	513,517	59,106	15,221
Change in unrealized appreciation (depreciation) on investments	501,823	133,387	1,317,050	(511,107)	3,170,165	1,411,481

Net increase (decrease) in net assets resulting from operations	772,161	13,455	1,930,519	48,329	3,850,016	1,717,980

Contributions and (Withdrawals):
Payments received from policyowners	449,118	321,653	49,061	5,821	133,010	160,590
Cost of insurance	(195,728)	(173,345)	(54,041)	(43,659)	(215,780)	(177,688)
Policyowners' surrenders	(75,155)	(78,667)	—	—	(100,522)	(1,280)
Net transfers from (to) Fixed Account	14,116	(69,825)	267	(70,294)	(98,583)	56,633
Transfers between Investment Divisions	354,140	(179,233)	(174,087)	70,109	2,107,902	590,915
Policyowners' death benefits	(6,288)	(8,707)	—	—	—	—

Net contributions and (withdrawals)	540,203	(188,124)	(178,800)	(38,023)	1,826,027	629,170

Increase (decrease) in net assets	1,312,364	(174,669)	1,751,719	10,306	5,676,043	2,347,150

NET ASSETS:
Beginning of period	2,119,971	2,294,640	5,581,867	5,571,561	16,534,312	14,187,162

End of period	$3,432,335	$2,119,971	$7,333,586	$5,581,867	$22,210,355	$16,534,312
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Investment Grade Bond Portfolio—Initial Class		Fidelity ® VIP Mid Cap Portfolio— Initial Class		Fidelity ® VIP Overseas Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$28,458	$26,063	$79,612	$44,944	$91,516	$84,681
Net realized gain (loss) on investments	4,229	5,610	247,951	(29,571)	146,209	(39,060)
Realized gain distribution received	4,965	497	540,752	566,047	5,977	10,036
Change in unrealized appreciation (depreciation) on investments	9,695	16,349	1,500,451	596,699	1,406,261	(371,314)

Net increase (decrease) in net assets resulting from operations	47,347	48,519	2,368,766	1,178,119	1,649,963	(315,657)

Contributions and (Withdrawals):
Payments received from policyowners	27,769	26,888	1,665,870	1,336,388	36,907	41,079
Cost of insurance	(41,400)	(38,971)	(554,800)	(483,522)	(74,252)	(76,660)
Policyowners' surrenders	(3,428)	(2,148)	(586,233)	(350,646)	(136,745)	(100,376)
Net transfers from (to) Fixed Account	(2,722)	(831)	(63,649)	(109,314)	(1,871)	(89,552)
Transfers between Investment Divisions	77,349	35,531	355,679	105,194	(119,198)	(242,016)
Policyowners' death benefits	—	—	(1,086)	(1,778)	—	—

Net contributions and (withdrawals)	57,568	20,469	815,781	496,322	(295,159)	(467,525)

Increase (decrease) in net assets	104,915	68,988	3,184,547	1,674,441	1,354,804	(783,182)

NET ASSETS:
Beginning of period	1,093,968	1,024,980	10,969,867	9,295,426	5,679,531	6,462,713

End of period	$1,198,883	$1,093,968	$14,154,414	$10,969,867	$7,034,335	$5,679,531
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Invesco V.I. American Value Fund— Series I Shares		Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$22,266	$5,452	$951	$451	$237,868	$168,445
Net realized gain (loss) on investments	(50,436)	(106,399)	858	312	315,872	155,353
Realized gain distribution received	38,727	151,100	483	527	—	—
Change in unrealized appreciation (depreciation) on investments	296,895	369,475	1,270	(970)	2,974,817	(400,975)

Net increase (decrease) in net assets resulting from operations	307,452	419,628	3,562	320	3,528,557	(77,177)

Contributions and (Withdrawals):
Payments received from policyowners	664,429	606,663	5,386	6,919	3,329,694	2,907,681
Cost of insurance	(205,966)	(200,568)	(1,281)	(1,671)	(1,033,588)	(874,850)
Policyowners' surrenders	(124,581)	(89,411)	(6,871)	(2,565)	(487,566)	(402,335)
Net transfers from (to) Fixed Account	(35,076)	(27,219)	481	(155)	(129,699)	(62,439)
Transfers between Investment Divisions	(159,430)	(123,931)	(5,480)	(5,871)	35,980	1,588,243
Policyowners' death benefits	(5,276)	(371)	—	—	(56,228)	(58,341)

Net contributions and (withdrawals)	134,100	165,163	(7,765)	(3,343)	1,658,593	3,097,959

Increase (decrease) in net assets	441,552	584,791	(4,203)	(3,023)	5,187,150	3,020,782

NET ASSETS:
Beginning of period	3,023,990	2,439,199	28,687	31,710	14,657,765	11,636,983

End of period	$3,465,542	$3,023,990	$24,484	$28,687	$19,844,915	$14,657,765
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Janus Henderson VIT Enterprise Portfolio— Institutional Shares		Janus Henderson VIT Forty Portfolio— Institutional Shares		Janus Henderson VIT Global Research Portfolio— Institutional Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,317	$1,544	$—	$—	$299,481	$497,225
Net realized gain (loss) on investments	55,215	53,929	(87)	(1,301)	4,344,895	2,795,872
Realized gain distribution received	82,197	83,304	802	1,950	—	—
Change in unrealized appreciation (depreciation) on investments	175,544	(19,477)	3,393	(1,512)	16,744,987	(2,043,163)

Net increase (decrease) in net assets resulting from operations	316,273	119,300	4,108	(863)	21,389,363	1,249,934

Contributions and (Withdrawals):
Payments received from policyowners	49,250	56,576	1,266	1,327	6,103,127	6,709,829
Cost of insurance	(22,527)	(20,786)	(850)	(860)	(5,130,022)	(5,200,103)
Policyowners' surrenders	(45,764)	(14,814)	—	(510)	(4,330,230)	(4,044,017)
Net transfers from (to) Fixed Account	(548)	(2,214)	(2,751)	(17)	(1,250,349)	(967,249)
Transfers between Investment Divisions	193,495	226,558	(463)	(17,575)	(1,954,158)	(1,513,318)
Policyowners' death benefits	—	—	—	—	(380,598)	(286,091)

Net contributions and (withdrawals)	173,906	245,320	(2,798)	(17,635)	(6,942,230)	(5,300,949)

Increase (decrease) in net assets	490,179	364,620	1,310	(18,498)	14,447,133	(4,051,015)

NET ASSETS:
Beginning of period	1,098,910	734,290	15,309	33,807	83,864,671	87,915,686

End of period	$1,589,089	$1,098,910	$16,619	$15,309	$98,311,804	$83,864,671
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	LVIP Baron Growth Opportunities Fund— Service Class		MFS ® International Value Portfolio— Initial Class		MFS ® Investors Trust Series— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$65	$152,155	$86,402	$31,462	$21,040
Net realized gain (loss) on investments	276	100	168,683	131,664	(10,936)	28,091
Realized gain distribution received	641	862	11,129	175,052	186,247	287,371
Change in unrealized appreciation (depreciation) on investments	2,764	(73)	2,286,370	(171,168)	701,871	(104,259)

Net increase (decrease) in net assets resulting from operations	3,681	954	2,618,337	221,950	908,644	232,243

Contributions and (Withdrawals):
Payments received from policyowners	3,024	1,928	1,385,677	1,050,666	1,737,978	1,350,563
Cost of insurance	(550)	(514)	(443,483)	(345,103)	(497,472)	(381,983)
Policyowners' surrenders	(1,221)	(1,796)	(209,625)	(357,790)	(177,731)	(90,072)
Net transfers from (to) Fixed Account	(1,079)	(987)	(135,744)	(281,849)	(26,502)	63,138
Transfers between Investment Divisions	(1,418)	3,565	2,154,713	2,166,171	607,081	218,813
Policyowners' death benefits	—	—	(54,032)	(4,275)	(3,555)	(10,862)

Net contributions and (withdrawals)	(1,244)	2,196	2,697,506	2,227,820	1,639,799	1,149,597

Increase (decrease) in net assets	2,437	3,150	5,315,843	2,449,770	2,548,443	1,381,840

NET ASSETS:
Beginning of period	13,082	9,932	8,726,314	6,276,544	3,168,499	1,786,659

End of period	$15,519	$13,082	$14,042,157	$8,726,314	$5,716,942	$3,168,499
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MFS ® New Discovery Series—Initial Class		MFS ® Research Series— Initial Class		MFS ® Total Return Bond Series— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(4,806)	$(3,772)	$18,548	$9,040	$760	$596
Net realized gain (loss) on investments	7,252	(84,756)	1,202	(7,769)	6	864
Realized gain distribution received	111,461	197,395	103,328	144,838	—	—
Change in unrealized appreciation (depreciation) on investments	1,237,362	290,067	206,021	(39,660)	153	1,105

Net increase (decrease) in net assets resulting from operations	1,351,269	398,934	329,099	106,449	919	2,565

Contributions and (Withdrawals):
Payments received from policyowners	401,272	337,727	287,796	237,166	3,764	3,765
Cost of insurance	(171,075)	(144,668)	(114,688)	(101,174)	(560)	(786)
Policyowners' surrenders	(40,427)	(96,235)	(22,772)	(42,197)	—	—
Net transfers from (to) Fixed Account	(29,306)	(84,758)	(6,201)	(74,706)	—	—
Transfers between Investment Divisions	316,576	(33,031)	(93,128)	172,414	—	(57,687)
Policyowners' death benefits	—	(3,126)	—	(9,435)	—	—

Net contributions and (withdrawals)	477,040	(24,091)	51,007	182,068	3,204	(54,708)

Increase (decrease) in net assets	1,828,309	374,843	380,106	288,517	4,123	(52,143)

NET ASSETS:
Beginning of period	4,839,694	4,464,851	1,391,575	1,103,058	18,671	70,814

End of period	$6,668,003	$4,839,694	$1,771,681	$1,391,575	$22,794	$18,671
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MFS ® Value Series— Initial Class		Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I		Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$158	$149	$27,765	$28,226	$305,643	$221,719
Net realized gain (loss) on investments	20	168	(3,602)	(2,456)	661,282	636,870
Realized gain distribution received	323	576	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	766	(155)	24,555	26,094	(257,053)	390,639

Net increase (decrease) in net assets resulting from operations	1,267	738	48,718	51,864	709,872	1,249,228

Contributions and (Withdrawals):
Payments received from policyowners	1,321	2,377	18,432	15,137	3,286,605	3,038,735
Cost of insurance	(376)	(319)	(17,379)	(18,439)	(1,137,414)	(1,157,335)
Policyowners' surrenders	—	—	(32,444)	(26,054)	(620,702)	(712,927)
Net transfers from (to) Fixed Account	581	(2,874)	(7,674)	6,713	(228,251)	(488,063)
Transfers between Investment Divisions	—	(13)	(23,292)	(13,590)	546,551	1,003,582
Policyowners' death benefits	—	—	—	—	(74,668)	(65,434)

Net contributions and (withdrawals)	1,526	(829)	(62,357)	(36,233)	1,772,121	1,618,558

Increase (decrease) in net assets	2,793	(91)	(13,639)	15,631	2,481,993	2,867,786

NET ASSETS:
Beginning of period	6,299	6,390	518,006	502,375	21,536,690	18,668,904

End of period	$9,092	$6,299	$504,367	$518,006	$24,018,683	$21,536,690
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class		PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(15,461)	$(8,870)	$301,521	$59,934	$3,482	$6,025
Net realized gain (loss) on investments	(17,063)	(355,110)	9,819	9,378	1,245	(25,214)
Realized gain distribution received	227,418	338,536	—	17,116	—	—
Change in unrealized appreciation (depreciation) on investments	2,183,159	329,945	(156,025)	124,847	10,900	18,330

Net increase (decrease) in net assets resulting from operations	2,378,053	304,501	155,315	211,275	15,627	(859)

Contributions and (Withdrawals):
Payments received from policyowners	2,061,580	1,794,422	1,556,623	1,261,135	4,128	5,780
Cost of insurance	(655,133)	(544,519)	(488,555)	(411,213)	(11,460)	(12,619)
Policyowners' surrenders	(260,677)	(349,607)	(210,586)	(107,592)	—	(38,057)
Net transfers from (to) Fixed Account	(116,011)	17,764	(9,276)	188,151	—	1,004
Transfers between Investment Divisions	1,876,871	312,507	685,824	907,014	(29,963)	(1,285)
Policyowners' death benefits	(22,096)	(7,487)	(29,380)	(3,568)	—	—

Net contributions and (withdrawals)	2,884,534	1,223,080	1,504,650	1,833,927	(37,295)	(45,177)

Increase (decrease) in net assets	5,262,587	1,527,581	1,659,965	2,045,202	(21,668)	(46,036)

NET ASSETS:
Beginning of period	7,974,826	6,447,245	4,825,949	2,780,747	184,502	230,538

End of period	$13,237,413	$7,974,826	$6,485,914	$4,825,949	$162,834	$184,502
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	PIMCO VIT Low Duration Portfolio— Administrative Class		PIMCO VIT Low Duration Portfolio— Institutional Class		PIMCO VIT Total Return Portfolio— Administrative Class
	2017	2016	2017	2016 (a)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,958	$7,346	$9,532	$2,944	$31,154	$36,709
Net realized gain (loss) on investments	(804)	(233)	(108)	(335)	(11,151)	(6,642)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	822	(529)	(421)	(1,181)	54,272	16,786

Net increase (decrease) in net assets resulting from operations	7,976	6,584	9,003	1,428	74,275	46,853

Contributions and (Withdrawals):
Payments received from policyowners	12,165	12,549	194,767	62,132	83,871	60,795
Cost of insurance	(28,507)	(29,425)	(73,136)	(19,224)	(68,483)	(84,243)
Policyowners' surrenders	—	—	(38,994)	(2,716)	(169,309)	(5,116)
Net transfers from (to) Fixed Account	—	(493)	(8,690)	(45,418)	(3,508)	(1,596)
Transfers between Investment Divisions	60,548	263,678	330,256	662,632	(176,473)	(17,169)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	44,206	246,309	404,203	657,406	(333,902)	(47,329)

Increase (decrease) in net assets	52,182	252,893	413,206	658,834	(259,627)	(476)

NET ASSETS:
Beginning of period	598,880	345,987	658,834	—	1,721,433	1,721,909

End of period	$651,062	$598,880	$1,072,040	$658,834	$1,461,806	$1,721,433

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	PIMCO VIT Total Return Portfolio— Institutional Class		Royce Micro-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$132,176	$75,844	$—	$(16,805)	$—	$—
Net realized gain (loss) on investments	(22,817)	(59,270)	—	(800,380)	3,134	420
Realized gain distribution received	—	—	—	—	833	—
Change in unrealized appreciation (depreciation) on investments	186,931	54,368	—	1,787,242	16,063	334

Net increase (decrease) in net assets resulting from operations	296,290	70,942	—	970,057	20,030	754

Contributions and (Withdrawals):
Payments received from policyowners	1,550,465	1,209,611	32	1,453,836	8,804	7,987
Cost of insurance	(491,447)	(393,216)	407	(611,738)	(1,950)	(1,745)
Policyowners' surrenders	(187,763)	(224,035)	—	(371,516)	(1,828)	(1,366)
Net transfers from (to) Fixed Account	(85,744)	93,894	—	(170,664)	(5,312)	1,275
Transfers between Investment Divisions	1,832,326	1,398,568	(439)	(15,388,741)	(2,734)	2,616
Policyowners' death benefits	(12,059)	(365)	—	(28,934)	—	—

Net contributions and (withdrawals)	2,605,778	2,084,457	—	(15,117,757)	(3,020)	8,767

Increase (decrease) in net assets	2,902,068	2,155,399	—	(14,147,700)	17,010	9,521

NET ASSETS:
Beginning of period	4,857,658	2,702,259	—	14,147,700	56,233	46,712

End of period	$7,759,726	$4,857,658	$—	$—	$73,243	$56,233
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$266	$219	$5,633	$6,198	$5	$2
Net realized gain (loss) on investments	399	214	(868)	(6,205)	663	(204)
Realized gain distribution received	982	752	—	—	554	294
Change in unrealized appreciation (depreciation) on investments	4,055	(944)	(749)	6,178	425	320

Net increase (decrease) in net assets resulting from operations	5,702	241	4,016	6,171	1,647	412

Contributions and (Withdrawals):
Payments received from policyowners	3,530	4,224	17,743	20,439	1,347	—
Cost of insurance	(948)	(904)	(22,305)	(26,360)	(171)	(184)
Policyowners' surrenders	(776)	(1,099)	(1,994)	(55,615)	(50)	(2,094)
Net transfers from (to) Fixed Account	(1,699)	318	(3,113)	(72,103)	(2,603)	—
Transfers between Investment Divisions	(524)	(3,043)	10,351	1,205	(652)	5,845
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(417)	(504)	682	(132,434)	(2,129)	3,567

Increase (decrease) in net assets	5,285	(263)	4,698	(126,263)	(482)	3,979

NET ASSETS:
Beginning of period	20,358	20,621	380,864	507,127	6,235	2,256

End of period	$25,643	$20,358	$385,562	$380,864	$5,753	$6,235
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	The Merger Fund VL		Victory VIF Diversified Stock Fund— Class A Shares
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$249	$15	$27
Net realized gain (loss) on investments	(161)	(116)	(86)	(22)
Realized gain distribution received	—	384	35	236
Change in unrealized appreciation (depreciation) on investments	1,017	251	627	(139)

Net increase (decrease) in net assets resulting from operations	856	768	591	102

Contributions and (Withdrawals):
Payments received from policyowners	5,244	5,751	462	463
Cost of insurance	(1,308)	(1,570)	(174)	(170)
Policyowners' surrenders	(5,244)	(1,345)	—	(182)
Net transfers from (to) Fixed Account	1,572	(514)	(1,042)	—
Transfers between Investment Divisions	(5,009)	1,065	—	—
Policyowners' death benefits	—	—	—	—

Net contributions and (withdrawals)	(4,745)	3,387	(754)	111

Increase (decrease) in net assets	(3,889)	4,155	(163)	213

NET ASSETS:
Beginning of period	34,610	30,455	2,848	2,635

End of period	$30,721	$34,610	$2,685	$2,848
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Universal Life Separate Account-I (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”) and Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”)) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of SPVUL Series 1 were discontinued on May 9, 2002. Sales of SPVUL Series 2 were discontinued on May 15, 2003. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013. Sales of Legacy Creator SPVUL were discontinued on April 6, 2015.
All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the AB® Variable Products Series Fund, Inc., The Alger Portfolios, the American Century®Variable Portfolios, Inc., the American Century® Variable Portfolios II, Inc., the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche Investments VIT Funds, the Deutsche Variable Series II, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products, the Invesco Variable Insurance Funds, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the Lincoln Variable Insurance Products Trust, The Merger Fund VL, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, Dollar Cost Averaging (DCA) Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.
As of May 1, 2017, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:
MainStay VP Indexed Bond—Initial Class
ClearBridge Variable Appreciation Portfolio—Class I

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):
As of November 13, 2017, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:
American Funds IS® Growth Fund—Class 2
American Funds IS® Blue Chip Income and Growth Fund—Class 2
 The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:
MainStay VP Absolute Return Multi-Strategy—Initial Class
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Common Stock—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Cushing® Renaissance Advantage—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Epoch U.S. Equity Yield—Initial Class (formerly MainStay VP ICAP Select Equity—Initial Class)
MainStay VP Epoch U.S. Small Cap—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Government—Initial Class
MainStay VP Growth Allocation—Initial Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP Indexed Bond—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class (formerly MainStay VP Janus Balanced—Initial Class)
MainStay VP Large Cap Growth—Initial Class
MainStay VP MFS® Utilities—Initial Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP Moderate Growth Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP Small Cap Core—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
MainStay VP Unconstrained Bond—Initial Class
MainStay VP VanEck Global Hard Assets—Initial Class
AB® VPS International Value Portfolio—Class A
AB® VPS Small/Mid Cap Value Portfolio—Class A
Alger Capital Appreciation Portfolio—Class I-2
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP International Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS® Blue Chip Income and Growth Fund—Class 2
American Funds IS® Global Small Capitalization Fund—Class 2
American Funds IS® Growth Fund—Class 2
American Funds IS® New World Fund®—Class 2
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class I
ClearBridge Variable Appreciation Portfolio—Class I
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Diversified Income Series—Standard Class
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class
Delaware VIP® Value Series—Standard Class
Deutsche Alternative Asset Allocation VIP—Class A
Deutsche Small Cap Index VIP—Class A
Deutsche Small Mid Cap Value VIP—Class A
DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Initial Class
Fidelity® VIP Freedom 2020 Portfolio—Initial Class
Fidelity® VIP Freedom 2030 Portfolio—Initial Class
Fidelity® VIP Freedom 2040 Portfolio—Initial Class
Fidelity® VIP Growth Opportunities Portfolio—Initial Class
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity® VIP Overseas Portfolio—Initial Class
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Janus Henderson VIT Enterprise Portfolio—Institutional Shares (formerly Janus Aspen Enterprise Portfolio—Institutional Shares)
Janus Henderson VIT Forty Portfolio—Institutional Shares (formerly Janus Aspen Forty Portfolio—Institutional Shares)
Janus Henderson VIT Global Research Portfolio—Institutional Shares (formerly Janus Aspen Global Research Portfolio—Institutional Shares)
LVIP Baron Growth Opportunities Fund—Service Class
MFS® International Value Portfolio—Initial Class
MFS® Investors Trust Series—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Research Series—Initial Class
MFS® Total Return Bond Series—Initial Class
MFS® Value Series—Initial Class
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I (formerly UIF Emerging Markets Debt Portfolio—Class I)
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I (formerly UIF U.S. Real Estate Portfolio—Class I)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Low Duration Portfolio—Institutional Class
PIMCO VIT Total Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Institutional Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price International Stock Portfolio

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
The Merger Fund VL
Victory VIF Diversified Stock Fund—Class A Shares
________________
Not all investment options are available under all policies.

New investments to the MainStay VP Cornerstone Growth—Initial Class, MainStay VP Emerging Markets Equity—Initial Class, MainStay VP T. Rowe Price Equity Income—Initial Class, and Victory VIF Diversified Stock Fund—Class A Shares Investment Divisions are restricted to those policies already invested in these Investment Divisions as of November 13, 2017.

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.
For SVUL, VUL 2000, SPVUL, LWVUL, VUL Provider, VUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For Legacy Creator SPVUL, SVUL Accumulator, and VUL Accumulator Plus, any/all premium payments received before the Initial Premium Transfer Date will be allocated to the General Account of NYLIAC. On the Initial Premium Transfer Date, the net premium, along with any interest credited will be allocated to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and Pinnacle SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. LWVUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to the DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to the DCA Plus Account.
In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, LWVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.
No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.
Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
MainStay VP Absolute Return Multi-Strategy—Initial Class	$2,438	$379
MainStay VP Balanced—Initial Class	2,101	1,584
MainStay VP Bond—Initial Class	3,945	3,064
MainStay VP Common Stock—Initial Class	9,362	11,770
MainStay VP Conservative Allocation—Initial Class	2,013	3,486
MainStay VP Convertible—Initial Class	5,237	4,010
MainStay VP Cornerstone Growth—Initial Class	4,272	16,799
MainStay VP Cushing® Renaissance Advantage—Initial Class	552	120
MainStay VP Eagle Small Cap Growth—Initial Class	3,286	5,179
MainStay VP Emerging Markets Equity—Initial Class	2,967	3,660
MainStay VP Epoch U.S. Equity Yield—Initial Class	3,448	13,336
MainStay VP Epoch U.S. Small Cap—Initial Class	4,014	2,364
MainStay VP Floating Rate—Initial Class	2,023	2,074
MainStay VP Government—Initial Class	1,502	2,400
MainStay VP Growth Allocation—Initial Class	9,211	4,799
MainStay VP High Yield Corporate Bond—Initial Class	17,288	9,458
MainStay VP Income Builder—Initial Class	4,396	5,927
MainStay VP Indexed Bond—Initial Class	156	13
MainStay VP International Equity—Initial Class	2,629	4,833
MainStay VP Janus Henderson Balanced—Initial Class	10,856	12,728
MainStay VP Large Cap Growth—Initial Class	4,320	7,453
MainStay VP MFS® Utilities—Initial Class	5,048	3,091
MainStay VP Mid Cap Core—Initial Class	4,155	10,254
MainStay VP Moderate Allocation—Initial Class	4,145	4,006
MainStay VP Moderate Growth Allocation—Initial Class	8,332	5,612
MainStay VP PIMCO Real Return—Initial Class	1,280	1,287
MainStay VP S&P 500 Index—Initial Class	22,637	19,759
MainStay VP Small Cap Core—Initial Class	1,432	1,325
MainStay VP T. Rowe Price Equity Income—Initial Class	6,589	8,006
MainStay VP U.S. Government Money Market—Initial Class	9,762	15,534
MainStay VP Unconstrained Bond—Initial Class	4,881	937
MainStay VP VanEck Global Hard Assets—Initial Class	2,827	4,235
AB® VPS International Value Portfolio—Class A	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	1,758	1,094
Alger Capital Appreciation Portfolio—Class I-2	221	118
American Century Investments® VP Inflation Protection Fund—Class II	62	17
American Century Investments® VP International Fund—Class II	452	223
American Century Investments® VP Value Fund—Class II	432	328
American Funds IS® Blue Chip Income and Growth Fund—Class 2	80	1
American Funds IS® Global Small Capitalization Fund—Class 2	464	96
American Funds IS® Growth Fund—Class 2	54	—
American Funds IS® New World Fund®—Class 2	2,307	416
BlackRock® Global Allocation V.I. Fund—Class III	4,449	1,212
BlackRock® High Yield V.I. Fund—Class I	1,070	265
ClearBridge Variable Appreciation Portfolio—Class I	468	11

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	$359	$86
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	580	183
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	6	2
Delaware VIP® Diversified Income Series—Standard Class	9	8
Delaware VIP® Emerging Markets Series—Standard Class	1,365	352
Delaware VIP® International Value Equity Series—Standard Class	—	—
Delaware VIP® Small Cap Value Series—Standard Class	2,514	633
Delaware VIP® Value Series—Standard Class	18	11
Deutsche Alternative Asset Allocation VIP—Class A	1,438	99
Deutsche Small Cap Index VIP—Class A	7	2
Deutsche Small Mid Cap Value VIP—Class A	654	778
DFA VA Global Bond Portfolio	5	18
DFA VA International Small Portfolio	17	9
DFA VA International Value Portfolio	23	15
DFA VA Short-Term Fixed Portfolio	7	5
DFA VA U.S. Large Value Portfolio	75	20
DFA VA U.S. Targeted Value Portfolio	82	12
Dreyfus IP Technology Growth Portfolio—Initial Shares	4,079	2,129
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	112	357
Fidelity® VIP Contrafund® Portfolio—Initial Class	19,156	18,162
Fidelity® VIP Equity-Income Portfolio—Initial Class	4,105	9,815
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	732	179
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	830	178
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	1,120	211
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	1,601	748
Fidelity® VIP Growth Portfolio—Initial Class	636	334
Fidelity® VIP Index 500 Portfolio—Initial Class	2,693	443
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	146	55
Fidelity® VIP Mid Cap Portfolio—Initial Class	2,630	1,193
Fidelity® VIP Overseas Portfolio—Initial Class	421	619
Invesco V.I. American Value Fund—Series I Shares	633	438
Invesco V.I. Global Real Estate Fund—Series I Shares	10	16
Invesco V.I. International Growth Fund—Series I Shares	3,129	1,249
Janus Henderson VIT Enterprise Portfolio—Institutional Shares	410	151
Janus Henderson VIT Forty Portfolio—Institutional Shares	2	4
Janus Henderson VIT Global Research Portfolio—Institutional Shares	2,010	8,654
LVIP Baron Growth Opportunities Fund—Service Class	4	4
MFS® International Value Portfolio—Initial Class	3,721	860
MFS® Investors Trust Series—Initial Class	2,105	246
MFS® New Discovery Series—Initial Class	950	366
MFS® Research Series—Initial Class	588	412
MFS® Total Return Bond Series—Initial Class	5	1
MFS® Value Series—Initial Class	2	—
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	47	82
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	4,306	2,229
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	4,002	905

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	$2,277	$467
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	7	41
PIMCO VIT Low Duration Portfolio—Administrative Class	111	58
PIMCO VIT Low Duration Portfolio—Institutional Class	610	196
PIMCO VIT Total Return Portfolio—Administrative Class	108	408
PIMCO VIT Total Return Portfolio—Institutional Class	3,584	831
T. Rowe Price Blue Chip Growth Portfolio	8	10
T. Rowe Price International Stock Portfolio	4	3
T. Rowe Price Limited-Term Bond Portfolio	35	28
T. Rowe Price New America Growth Portfolio	2	3
The Merger Fund VL	7	12
Victory VIF Diversified Stock Fund—Class A Shares	—	1
Total	$253,018	$247,594
Not all investment divisions are available under all policies.

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC (“CCM”), Cushing® Asset Management, LP (“Cushing®”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay”), Massachusetts Financial Services Company (“MFS”), NYL Investors LLC (“NYLI”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”),VanEck Associates Corporation (“VanEck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Candriam Belgium, Candriam France S.A.S., CCM, MacKay, NYLI, and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Capital Research and Management is a wholly-owned subsidiary of The Capital Group Companies, Inc. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., Cushing® is a wholly-owned investment advisory subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of The Toronto Dominion Bank. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. PIMCO is a majority-owned subsidiary of Allianz Asset Management. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price and VanEck are independent investment advisory firms.
Effective January 1, 2018, the portfolio managers from CCM who manage all or a portion of the day-to-day investment operations of the Portfolios will transition from CCM to MacKay, which is also a wholly-owned, fully autonomous subsidiary of NYLIC.
Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.
State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL - Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to cover federal premium taxes.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to partially cover the expenses associated with selling the policies.
For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.
For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.
For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
For LWVUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target
Premium 1. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.
For VUL Accumulator , VUL Accumulator Plus and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge (deducted from the policy's cash value for Group 3, 4 & 5 policies), and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for Group 1 & 2 policies are deducted from the Investment Division and is recorded as mortality and

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
expense risk charges in the Statement of Operations.The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.
Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
LWVUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL - Series 2** policies monthly. This charge compensates NYLIAC for providing administrative policy services.
For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to 0.20%.
For SPVUL policies, the current administrative charge is made monthly at an annualized rate of 0.60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from 0.10% to 0.60% depending on the cash value of the policy.
For SVUL - Series 2** the administrative charge is 0.10%, based on the amount of cash value in VUL Separate Account-I.
For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.
Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.
________________

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

**	VUL 2000 - Series 2, SPVUL- Series 2, and SVUL- Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider and VUL Accumulator Plus policies.
For SVUL - Series 1 policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL - Series 2 policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.
For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For VUL Accumulator and LWVUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.
For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current 0.90% deferred sales expense is comprised of 0.40% for sales expenses, 0.30% for state taxes and 0.20% for federal taxes. For SPVUL - Series 3*** currently the deferred sales expense charge is equal to 0.40%.
Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:
Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL - Series 1, 0.50% for VUL 2000 - Series 1 and 0.50% for SPVUL - Series 1.
Group 3 Policies: For Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from 0.25% to 0.55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from 0.05% to 0.35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by 0.30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by 0.55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.
Group 4 Policies: For SPVUL - Series 2** and VUL 2000 -Series 2** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL - Series 2** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.
For VUL Accumulator, VUL Accumulator Plus and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.
________________

*** SPVUL - Series 3 designates policies issued on and after May 16, 2003 where approved.

**** Includes a 0.10% administrative service charge.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.00% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.
For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.
Group 5 Policies: For LWVUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on LWVUL policies will never exceed an annual rate of 0.75%.
Surrender Charges:
Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL and VUL Accumulator Plus policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face amount increases.
For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000 - Series 1, VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus the maximum surrender charge is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.
Initially for VUL 2000 - Series 2** policies, the maximum surrender charge is the lesser of 50% of total premiums paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.
For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.
For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.
For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.
________________
** VUL 2000 - Series 2, SPVUL- Series 2, and SVUL - Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 1.23%, and acquired fund fees and expenses range from 0.00% to 1.15%. These ranges are shown as a percentage of average net assets as of December 31, 2016, and approximate the ranges as of December 31, 2017.

NOTE 4—Distribution of Net Income:

VUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Initial Class	284	(45)	239	353	(45)	308
MainStay VP Balanced—Initial Class	74	(73)	1	82	(71)	11
MainStay VP Bond—Initial Class	123	(128)	(5)	116	(155)	(39)
MainStay VP Common Stock—Initial Class	90	(284)	(194)	101	(293)	(192)
MainStay VP Conservative Allocation—Initial Class	88	(185)	(97)	168	(200)	(32)
MainStay VP Convertible—Initial Class	109	(120)	(11)	53	(153)	(100)
MainStay VP Cornerstone Growth—Initial Class	91	(587)	(496)	72	(656)	(584)
MainStay VP Cushing® Renaissance Advantage—Initial Class	49	(11)	38	30	(2)	28
MainStay VP Eagle Small Cap Growth—Initial Class	61	(313)	(252)	68	(350)	(282)
MainStay VP Emerging Markets Equity—Initial Class	278	(385)	(107)	265	(360)	(95)
MainStay VP Epoch U.S. Equity Yield—Initial Class	71	(532)	(461)	84	(594)	(510)
MainStay VP Epoch U.S. Small Cap—Initial Class	52	(95)	(43)	70	(94)	(24)
MainStay VP Floating Rate—Initial Class	83	(134)	(51)	178	(305)	(127)
MainStay VP Government—Initial Class	55	(113)	(58)	83	(123)	(40)
MainStay VP Growth Allocation—Initial Class	369	(240)	129	439	(173)	266
MainStay VP High Yield Corporate Bond—Initial Class	255	(239)	16	205	(270)	(65)
MainStay VP Income Builder—Initial Class	83	(184)	(101)	68	(164)	(96)
MainStay VP Indexed Bond—Initial Class	15	(1)	14	—	—	—
MainStay VP International Equity—Initial Class	93	(184)	(91)	64	(183)	(119)
MainStay VP Janus Henderson Balanced—Initial Class	183	(788)	(605)	232	(761)	(529)
MainStay VP Large Cap Growth—Initial Class	95	(304)	(209)	293	(317)	(24)
MainStay VP MFS® Utilities—Initial Class	220	(200)	20	291	(242)	49
MainStay VP Mid Cap Core—Initial Class	50	(260)	(210)	54	(281)	(227)
MainStay VP Moderate Allocation—Initial Class	160	(202)	(42)	233	(249)	(16)
MainStay VP Moderate Growth Allocation—Initial Class	274	(271)	3	409	(246)	163
MainStay VP PIMCO Real Return—Initial Class	111	(126)	(15)	108	(136)	(28)
MainStay VP S&P 500 Index—Initial Class	395	(464)	(69)	494	(817)	(323)
MainStay VP Small Cap Core—Initial Class	93	(105)	(12)	1,439	(62)	1,377
MainStay VP T. Rowe Price Equity Income—Initial Class	84	(445)	(361)	130	(584)	(454)
MainStay VP U.S. Government Money Market—Initial Class	7,814	(12,339)	(4,525)	23,942	(18,517)	5,425
MainStay VP Unconstrained Bond—Initial Class	360	(76)	284	374	(76)	298
MainStay VP VanEck Global Hard Assets—Initial Class	404	(587)	(183)	526	(589)	(63)
AB® VPS International Value Portfolio—Class A	—	—	—	—	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	54	(49)	5	47	(69)	(22)
Alger Capital Appreciation Portfolio—Class I-2	3	(3)	—	2	(9)	(7)
American Century Investments® VP Inflation Protection Fund—Class II	3	(1)	2	1	(1)	—
American Century Investments® VP International Fund—Class II	16	(8)	8	7	(6)	1
American Century Investments® VP Value Fund—Class II	11	(10)	1	40	(9)	31
American Funds IS® Blue Chip Income and Growth Fund—Class 2	8	—	8	—	—	—
American Funds IS® Global Small Capitalization Fund—Class 2	43	(9)	34	34	(17)	17
American Funds IS® Growth Fund—Class 2	5	—	5	—	—	—
American Funds IS® New World Fund®—Class 2	204	(36)	168	216	(29)	187
BlackRock® Global Allocation V.I. Fund—Class III	308	(90)	218	316	(107)	209

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock® High Yield V.I. Fund—Class I	86	(24)	62	61	(42)	19
ClearBridge Variable Appreciation Portfolio—Class I	42	(1)	41	—	—	—
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	39	(10)	29	54	(6)	48
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	48	(16)	32	47	(2)	45
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	1	—	1	—	(1)	(1)
Delaware VIP® Diversified Income Series—Standard Class	1	(1)	—	—	—	—
Delaware VIP® Emerging Markets Series—Standard Class	104	(28)	76	76	(38)	38
Delaware VIP® International Value Equity Series—Standard Class	—	—	—	—	(1)	(1)
Delaware VIP® Small Cap Value Series—Standard Class	117	(34)	83	92	(39)	53
Delaware VIP® Value Series—Standard Class	1	(1)	—	—	—	—
Deutsche Alternative Asset Allocation VIP—Class A	134	(9)	125	53	—	53
Deutsche Small Cap Index VIP—Class A	1	—	1	1	(1)	—
Deutsche Small Mid Cap Value VIP—Class A	27	(40)	(13)	39	(43)	(4)
DFA VA Global Bond Portfolio	1	(2)	(1)	4	(7)	(3)
DFA VA International Small Portfolio	1	(1)	—	1	(2)	(1)
DFA VA International Value Portfolio	1	(1)	—	1	(1)	—
DFA VA Short-Term Fixed Portfolio	2	(1)	1	—	—	—
DFA VA U.S. Large Value Portfolio	4	(1)	3	—	(1)	(1)
DFA VA U.S. Targeted Value Portfolio	4	(1)	3	1	(1)	—
Dreyfus IP Technology Growth Portfolio—Initial Shares	92	(68)	24	49	(106)	(57)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	3	(13)	(10)	1	(6)	(5)
Fidelity® VIP Contrafund® Portfolio—Initial Class	118	(428)	(310)	125	(581)	(456)
Fidelity® VIP Equity-Income Portfolio—Initial Class	49	(334)	(285)	114	(456)	(342)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	49	(13)	36	95	(16)	79
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	54	(13)	41	62	(6)	56
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	71	(15)	56	43	(19)	24
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	90	(54)	36	78	(93)	(15)
Fidelity® VIP Growth Portfolio—Initial Class	6	(13)	(7)	5	(7)	(2)
Fidelity® VIP Index 500 Portfolio—Initial Class	85	(16)	69	33	(7)	26
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	7	(3)	4	6	(3)	3
Fidelity® VIP Mid Cap Portfolio—Initial Class	124	(48)	76	114	(51)	63
Fidelity® VIP Overseas Portfolio—Initial Class	15	(29)	(14)	9	(32)	(23)
Invesco V.I. American Value Fund—Series I Shares	34	(26)	8	46	(33)	13
Invesco V.I. Global Real Estate Fund—Series I Shares	1	(1)	—	1	(1)	—
Invesco V.I. International Growth Fund—Series I Shares	216	(93)	123	332	(74)	258
Janus Henderson VIT Enterprise Portfolio—Institutional Shares	11	(3)	8	10	(4)	6
Janus Henderson VIT Forty Portfolio—Institutional Shares	—	—	—	—	(1)	(1)
Janus Henderson VIT Global Research Portfolio—Institutional Shares	62	(409)	(347)	64	(360)	(296)
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	—	—	—
MFS® International Value Portfolio—Initial Class	205	(50)	155	212	(67)	145
MFS® Investors Trust Series—Initial Class	142	(18)	124	121	(12)	109
MFS® New Discovery Series—Initial Class	48	(18)	30	46	(43)	3
MFS® Research Series—Initial Class	25	(22)	3	36	(23)	13
MFS® Total Return Bond Series—Initial Class	1	—	1	—	(5)	(5)
MFS® Value Series—Initial Class	—	—	—	—	—	—

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	—	(3)	(3)	1	(2)	(1)
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	238	(126)	112	220	(120)	100
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	235	(55)	180	191	(107)	84
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	169	(40)	129	198	(35)	163
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	—	(3)	(3)	19	(22)	(3)
PIMCO VIT Low Duration Portfolio—Administrative Class	7	(4)	3	21	(2)	19
PIMCO VIT Low Duration Portfolio—Institutional Class	58	(19)	39	74	(8)	66
PIMCO VIT Total Return Portfolio—Administrative Class	5	(24)	(19)	8	(10)	(2)
PIMCO VIT Total Return Portfolio—Institutional Class	316	(75)	241	300	(102)	198
Royce Micro-Cap Portfolio—Investment Class	—	—	—	52	(1,048)	(996)
T. Rowe Price Blue Chip Growth Portfolio	—	—	—	1	—	1
T. Rowe Price International Stock Portfolio	—	—	—	—	—	—
T. Rowe Price Limited-Term Bond Portfolio	2	(2)	—	1	(11)	(10)
T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	1	(1)	—	1	(1)	—
Victory VIF Diversified Stock Fund—Class A Shares	—	—	—	—	—	—
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2017, 2016, 2015, 2014 and 2013:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Absolute Return Multi-Strategy—Initial Class	2017	$7,225	863	$8.18 to $8.40	(0.9%) to (0.2%)	1.2%
	2016	5,238	624	8.26 to 8.42	(0.6%) to 0.1%	0.0%
	2015	2,655	316	8.31 to 8.41	(8.7%) to (8.0%)	0.0%
	2014	1,163	127	9.10 to 9.14	(9.0%) to (8.6%)	0.0%
MainStay VP Balanced—Initial Class	2017	$17,209	762	$16.74 to $23.33	9.3% to 10.0%	1.3%
	2016	15,666	761	15.21 to 21.21	9.5% to 10.2%	1.4%
	2015	14,037	750	13.80 to 19.24	(3.3%) to (2.6%)	1.1%
	2014	14,274	742	14.16 to 19.75	10.1% to 10.9%	0.9%
	2013	13,018	749	12.77 to 17.81	21.0% to 21.9%	1.2%
MainStay VP Bond—Initial Class	2017	$33,781	1,437	$11.53 to $29.71	3.1% to 3.8%	2.5%
	2016	32,788	1,442	11.10 to 28.81	2.8% to 3.5%	2.6%
	2015	32,758	1,481	10.72 to 28.02	(0.5%) to 0.2%	2.4%
	2014	35,546	1,605	10.70 to 28.16	5.1% to 5.8%	2.0%
	2013	35,345	1,671	10.11 to 26.80	(2.5%) to (1.8%)	1.8%
MainStay VP Common Stock—Initial Class	2017	$112,153	2,637	$27.43 to $70.94	22.0% to 22.8%	1.4%
	2016	98,677	2,831	22.44 to 58.16	8.4% to 9.1%	1.5%
	2015	97,719	3,023	20.67 to 53.67	0.1% to 0.9%	1.3%
	2014	104,022	3,214	20.59 to 53.59	13.7% to 14.5%	1.3%
	2013	97,165	3,413	18.07 to 47.12	34.7% to 35.7%	1.6%
MainStay VP Conservative Allocation—Initial Class	2017	$16,481	851	$18.66 to $20.07	10.0% to 10.8%	2.0%
	2016	16,599	948	16.96 to 18.11	5.6% to 6.4%	2.6%
	2015	16,171	980	12.07 to 17.03	(2.1%) to (1.4%)	2.2%
	2014	15,669	935	12.24 to 17.27	3.6% to 4.3%	2.4%
	2013	14,971	927	15.84 to 16.56	12.2% to 13.0%	2.5%
MainStay VP Convertible—Initial Class	2017	$52,401	1,492	$17.00 to $44.98	11.2% to 12.0%	1.7%
	2016	47,245	1,503	15.18 to 40.45	11.3% to 12.1%	3.9%
	2015	45,167	1,603	13.55 to 36.34	(2.0%) to (1.3%)	2.7%
	2014	48,846	1,702	13.73 to 37.09	7.2% to 8.0%	3.2%
	2013	46,724	1,749	12.71 to 34.59	24.5% to 25.3%	2.4%
MainStay VP Cornerstone Growth—Initial Class	2017	$202,459	6,724	$16.81 to $43.32	29.5% to 30.4%	0.3%
	2016	167,686	7,220	12.96 to 33.45	(0.3%) to 0.4%	0.2%
	2015	181,713	7,804	12.97 to 33.55	1.9% to 2.6%	0.0%
	2014	191,416	8,388	12.71 to 32.94	8.1% to 8.8%	0.6%
	2013	190,427	9,040	11.73 to 30.48	23.8% to 24.7%	0.8%
MainStay VP Cushing® Renaissance Advantage—Initial Class	2017	$828	66	$12.51 to $12.65	7.1% to 7.9%	0.0%
	2016	326	28	11.67 to 11.73	16.7% to 17.3%	0.2%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Eagle Small Cap Growth—Initial Class	2017	$50,999	2,907	$17.24 to $17.96	22.0% to 22.8%	0.0%
	2016	45,284	3,159	14.13 to 14.62	9.2% to 10.0%	0.0%
	2015	45,017	3,441	12.94 to 13.29	(1.6%) to (0.9%)	0.0%
	2014	49,746	3,753	13.15 to 13.41	1.8% to 2.5%	0.0%
	2013	53,272	4,104	12.91 to 13.08	30.0% to 30.9%	0.1%
MainStay VP Emerging Markets Equity—Initial Class	2017	$44,162	4,190	$10.30 to $10.73	42.1% to 43.1%	1.2%
	2016	31,732	4,297	7.25 to 7.50	5.5% to 6.2%	0.5%
	2015	30,616	4,392	6.87 to 7.06	(16.8%) to (16.2%)	1.3%
	2014	38,890	4,661	8.26 to 8.42	(12.6%) to (12.0%)	1.1%
	2013	46,942	4,938	9.44 to 9.57	(6.1%) to (5.4%)	0.7%
MainStay VP Epoch U.S. Equity Yield—Initial Class	2017	$137,568	5,218	$18.44 to $29.40	17.8% to 18.7%	1.3%
	2016	126,618	5,679	15.54 to 24.78	4.2% to 4.9%	1.1%
	2015	131,940	6,189	14.82 to 23.62	(4.5%) to (3.8%)	2.7%
	2014	146,519	6,590	15.40 to 24.55	8.1% to 8.9%	1.4%
	2013	143,517	7,007	14.14 to 22.55	29.4% to 30.3%	1.6%
MainStay VP Epoch U.S. Small Cap—Initial Class	2017	$30,407	1,135	$25.80 to $27.30	15.0% to 15.8%	0.5%
	2016	27,306	1,178	22.44 to 23.57	15.4% to 16.2%	0.4%
	2015	24,031	1,202	19.45 to 20.29	(4.5%) to (3.9%)	0.5%
	2014	25,661	1,231	20.37 to 21.11	5.8% to 6.6%	0.3%
	2013	24,961	1,274	19.24 to 19.80	36.9% to 37.9%	0.7%
MainStay VP Floating Rate—Initial Class	2017	$16,320	1,044	$12.38 to $16.18	3.3% to 4.0%	4.2%
	2016	16,457	1,095	11.90 to 15.55	7.7% to 8.4%	3.9%
	2015	16,936	1,222	10.98 to 14.35	(0.3%) to 0.4%	3.9%
	2014	15,790	1,142	10.93 to 14.29	0.2% to 0.9%	3.9%
	2013	16,151	1,176	10.84 to 14.16	3.7% to 4.5%	4.2%
MainStay VP Government—Initial Class	2017	$15,601	766	$10.84 to $25.08	1.4% to 2.1%	2.7%
	2016	16,556	824	10.61 to 24.74	0.4% to 1.1%	2.3%
	2015	17,349	864	10.50 to 24.65	(0.2%) to 0.5%	2.8%
	2014	18,378	911	10.45 to 24.69	3.9% to 4.6%	3.1%
	2013	18,544	959	9.99 to 23.76	(3.1%) to (2.5%)	3.2%
MainStay VP Growth Allocation—Initial Class	2017	$76,504	3,512	$20.71 to $22.15	21.8% to 22.7%	1.0%
	2016	60,070	3,383	17.00 to 18.06	6.8% to 7.6%	1.6%
	2015	51,447	3,117	15.91 to 16.79	(3.8%) to (3.1%)	1.9%
	2014	48,088	2,822	16.54 to 17.33	4.2% to 4.9%	1.3%
	2013	43,169	2,654	15.88 to 16.52	29.9% to 30.9%	1.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP High Yield Corporate Bond—Initial Class	2017	$144,927	3,769	$15.62 to $51.44	6.1% to 6.9%	6.0%
	2016	136,181	3,753	14.62 to 48.48	15.4% to 16.2%	5.8%
	2015	120,357	3,818	12.58 to 42.00	(2.3%) to (1.6%)	5.9%
	2014	130,499	4,042	12.78 to 42.97	1.1% to 1.8%	5.7%
	2013	137,276	4,299	12.55 to 42.51	5.9% to 6.6%	5.5%
MainStay VP Income Builder—Initial Class	2017	$65,325	2,001	$16.25 to $44.63	11.7% to 12.5%	3.7%
	2016	61,624	2,102	14.44 to 39.94	8.5% to 9.3%	4.3%
	2015	59,648	2,198	13.21 to 36.79	(4.2%) to (3.5%)	4.7%
	2014	65,268	2,299	13.69 to 38.40	7.3% to 8.1%	5.7%
	2013	63,797	2,407	12.66 to 35.77	17.6% to 18.4%	4.5%
MainStay VP Indexed Bond—Initial Class	2017	$142	14	$10.10 to $10.15	1.0% to 1.5%	0.0%
MainStay VP International Equity—Initial Class	2017	$51,003	1,750	$14.40 to $35.81	31.7% to 32.6%	0.6%
	2016	40,594	1,841	10.86 to 27.19	(5.6%) to (4.9%)	0.8%
	2015	45,672	1,960	11.43 to 28.81	5.4% to 6.2%	1.0%
	2014	45,210	2,053	10.76 to 27.33	(3.3%) to (2.6%)	0.7%
	2013	49,146	2,168	11.05 to 28.26	14.3% to 15.1%	1.1%
MainStay VP Janus Henderson Balanced—Initial Class	2017	$140,929	8,400	$16.50 to $17.19	17.5% to 18.3%	1.8%
	2016	128,135	9,005	14.04 to 14.53	4.0% to 4.7%	1.9%
	2015	130,058	9,534	13.50 to 13.87	0.0% to 0.7%	1.9%
	2014	137,764	10,128	13.49 to 13.78	7.9% to 8.7%	1.4%
	2013	134,848	10,728	12.41 to 12.68	19.3% to 20.2%	1.5%
MainStay VP Large Cap Growth—Initial Class	2017	$60,129	2,209	$19.48 to $32.55	31.5% to 32.4%	0.0%
	2016	49,851	2,418	14.81 to 24.59	(3.0%) to (2.3%)	0.0%
	2015	51,415	2,442	15.27 to 25.16	5.4% to 6.2%	0.0%
	2014	48,109	2,433	14.48 to 23.69	9.9% to 10.6%	0.0%
	2013	45,050	2,532	13.18 to 21.42	35.5% to 36.5%	0.3%
MainStay VP MFS® Utilities—Initial Class	2017	$42,396	2,651	$15.52 to $16.17	13.9% to 14.7%	4.1%
	2016	36,712	2,631	13.63 to 14.10	10.7% to 11.4%	3.1%
	2015	32,379	2,582	12.31 to 12.65	(15.0%) to (14.4%)	4.1%
	2014	35,335	2,409	14.48 to 14.77	11.9% to 12.7%	1.8%
	2013	26,674	2,045	12.85 to 13.11	19.5% to 20.3%	2.4%
MainStay VP Mid Cap Core—Initial Class	2017	$107,400	2,479	$39.13 to $45.99	18.3% to 19.1%	1.1%
	2016	97,872	2,689	33.08 to 38.60	10.4% to 11.2%	0.8%
	2015	95,583	2,916	29.96 to 34.72	(4.4%) to (3.7%)	0.5%
	2014	105,581	3,097	31.32 to 36.05	13.6% to 14.4%	0.5%
	2013	99,607	3,338	27.58 to 31.52	41.2% to 42.2%	1.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Moderate Allocation—Initial Class	2017	$49,419	2,398	$15.58 to $21.33	14.2% to 15.0%	1.7%
	2016	43,873	2,440	13.55 to 18.55	5.7% to 6.4%	2.2%
	2015	41,551	2,456	12.74 to 17.43	(2.3%) to (1.6%)	2.4%
	2014	41,706	2,420	12.94 to 17.72	3.9% to 4.6%	2.3%
	2013	37,869	2,297	16.10 to 16.94	18.3% to 19.1%	2.0%
MainStay VP Moderate Growth Allocation—Initial Class	2017	$90,089	4,144	$17.06 to $22.29	17.8% to 18.6%	1.5%
	2016	76,025	4,141	14.38 to 18.79	6.8% to 7.6%	2.1%
	2015	68,000	3,978	13.37 to 17.47	(3.0%) to (2.4%)	2.4%
	2014	66,849	3,814	13.69 to 17.89	3.9% to 4.6%	1.9%
	2013	58,341	3,478	13.09 to 17.11	25.0% to 25.9%	1.3%
MainStay VP PIMCO Real Return—Initial Class	2017	$8,598	829	$10.06 to $10.48	2.7% to 3.5%	1.7%
	2016	8,458	844	9.79 to 10.13	4.6% to 5.3%	1.7%
	2015	8,313	872	9.37 to 9.62	(3.1%) to (2.4%)	4.4%
	2014	9,465	967	9.66 to 9.86	1.8% to 2.5%	0.9%
	2013	9,673	1,011	9.49 to 9.62	(9.7%) to (9.1%)	1.1%
MainStay VP S&P 500 Index—Initial Class	2017	$378,353	9,532	$25.82 to $76.65	20.6% to 21.5%	1.4%
	2016	317,932	9,601	21.36 to 63.53	10.8% to 11.6%	1.6%
	2015	296,799	9,924	19.23 to 57.32	0.4% to 1.1%	1.4%
	2014	304,363	10,223	19.12 to 57.09	12.6% to 13.3%	1.4%
	2013	284,196	10,730	16.95 to 50.72	31.1% to 32.0%	1.6%
MainStay VP Small Cap Core—Initial Class	2017	$18,481	1,365	$13.42 to $13.57	13.1% to 13.9%	0.0%
	2016	16,391	1,377	11.86 to 11.91	18.6% to 19.1%	0.3%
MainStay VP T. Rowe Price Equity Income—Initial Class	2017	$79,799	4,160	$18.72 to $19.50	15.4% to 16.2%	2.1%
	2016	74,834	4,521	16.22 to 16.78	18.0% to 18.8%	1.9%
	2015	69,488	4,975	13.75 to 14.12	(7.4%) to (6.8%)	1.7%
	2014	78,796	5,245	14.85 to 15.15	7.0% to 7.7%	1.4%
	2013	77,339	5,532	13.88 to 14.06	29.5% to 30.4%	1.3%
MainStay VP U.S. Government Money Market—Initial Class	2017	$44,892	35,173	$1.00 to $1.49	0.0% to 0.0%	0.4%
	2016	50,554	39,698	1.00 to 1.49	(0.7%) to 0.0%	0.0%
	2015	42,815	34,273	1.00 to 1.50	(0.7%) to 0.0%	0.0%
	2014	41,076	32,539	1.00 to 1.51	(0.7%) to 0.0%	0.0%
	2013	43,128	33,929	1.00 to 1.52	(0.7%) to 0.0%	0.0%
MainStay VP Unconstrained Bond—Initial Class	2017	$17,394	1,397	$12.05 to $12.54	4.1% to 4.8%	3.2%
	2016	13,233	1,113	11.58 to 11.96	6.8% to 7.5%	3.6%
	2015	9,015	815	10.84 to 11.13	(3.1%) to (2.4%)	3.6%
	2014	6,121	540	11.19 to 11.40	1.2% to 1.9%	3.9%
	2013	3,240	291	11.06 to 11.19	3.4% to 4.2%	4.8%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP VanEck Global Hard Assets—Initial Class	2017	$34,026	4,406	$7.49 to $7.81	(1.4%) to (0.7%)	0.0%
	2016	35,725	4,589	7.60 to 7.86	42.3% to 43.3%	0.6%
	2015	25,314	4,652	5.34 to 5.48	(33.4%) to (33.0%)	0.4%
	2014	37,010	4,553	8.02 to 8.18	(19.4%) to (18.8%)	0.4%
	2013	45,772	4,562	9.95 to 10.08	10.2% to 11.0%	1.1%
AB® VPS International Value Portfolio—Class A	2017	$—	—	$12.99 to $12.99	25.4% to 25.4%	6.7%
	2016	—	—	10.36 to 10.36	(0.5%) to (0.5%)	0.1%
	2015	—	—	10.41 to 10.41	2.6% to 2.6%	2.5%
	2014	—	—	10.14 to 10.14	(6.2%) to (6.2%)	3.6%
	2013	—	—	10.82 to 10.82	23.0% to 23.0%	5.7%
AB® VPS Small/Mid Cap Value Portfolio—Class A	2017	$11,673	475	$22.99 to $25.29	12.4% to 13.1%	0.5%
	2016	10,224	470	20.47 to 22.35	24.2% to 25.1%	0.6%
	2015	8,544	492	16.48 to 17.87	(6.1%) to (5.5%)	0.8%
	2014	8,837	480	17.55 to 18.91	8.4% to 9.2%	0.7%
	2013	7,846	465	16.19 to 17.31	37.1% to 38.1%	0.6%
Alger Capital Appreciation Portfolio—Class I-2	2017	$1,949	36	$23.71 to $56.39	31.1% to 31.1%	0.2%
	2016	1,506	36	18.09 to 43.02	0.5% to 0.5%	0.2%
	2015	1,772	43	18.00 to 42.81	6.2% to 6.2%	0.1%
	2014	1,700	46	16.95 to 40.31	13.8% to 13.8%	0.1%
	2013	1,360	40	14.90 to 35.44	35.2% to 35.2%	0.3%
American Century Investments® VP Inflation Protection Fund—Class II	2017	$314	20	$12.16 to $16.04	3.7% to 3.7%	2.7%
	2016	266	18	11.73 to 15.47	4.4% to 4.4%	1.8%
	2015	258	18	11.24 to 14.82	(2.5%) to (2.5%)	2.0%
	2014	285	19	11.52 to 15.19	3.3% to 3.3%	1.3%
	2013	264	18	11.15 to 14.71	(8.5%) to (8.5%)	1.6%
American Century Investments® VP International Fund—Class II	2017	$2,987	103	$29.02 to $29.02	30.9% to 30.9%	0.7%
	2016	2,099	95	22.16 to 22.16	(5.6%) to (5.6%)	0.9%
	2015	2,215	94	23.47 to 23.47	0.5% to 0.5%	0.2%
	2014	1,955	84	23.35 to 23.35	(5.7%) to (5.7%)	1.5%
	2013	2,232	90	24.75 to 24.75	22.3% to 22.3%	1.5%
American Century Investments® VP Value Fund—Class II	2017	$3,642	100	$36.27 to $36.27	8.6% to 8.6%	1.5%
	2016	3,307	99	33.41 to 33.41	20.3% to 20.3%	1.6%
	2015	1,892	68	27.77 to 27.77	(4.0%) to (4.0%)	2.0%
	2014	1,961	68	28.94 to 28.94	12.9% to 12.9%	1.4%
	2013	1,860	73	25.63 to 25.63	31.5% to 31.5%	1.5%
American Funds IS® Blue Chip Income and Growth Fund—Class 2	2017	$80	8	$10.60 to $10.61	6.0% to 6.1%	2.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
American Funds IS® Global Small Capitalization Fund—Class 2	2017	$951	80	$11.74 to $11.96	25.0% to 25.9%	0.4%
	2016	437	46	9.39 to 9.50	1.4% to 2.1%	0.6%
	2015	270	29	9.26 to 9.31	(7.4%) to (6.9%)	0.0%
American Funds IS® Growth Fund—Class 2	2017	$54	5	$10.23 to $10.23	2.3% to 2.3%	0.2%
American Funds IS® New World Fund®—Class 2	2017	$8,692	714	$11.92 to $12.23	28.5% to 29.4%	1.0%
	2016	5,142	546	9.27 to 9.45	4.5% to 5.3%	0.9%
	2015	3,217	359	8.87 to 8.98	(3.8%) to (3.1%)	0.6%
	2014	1,175	127	9.23 to 9.27	(7.7%) to (7.3%)	1.7%
BlackRock® Global Allocation V.I. Fund—Class III	2017	$18,301	1,323	$13.48 to $14.03	12.9% to 13.7%	1.4%
	2016	13,465	1,105	11.94 to 12.33	3.1% to 3.8%	1.4%
	2015	10,539	896	11.58 to 11.88	(1.7%) to (1.0%)	1.1%
	2014	8,899	748	11.78 to 12.00	1.2% to 1.9%	2.4%
	2013	6,714	575	11.64 to 11.78	13.8% to 14.4%	1.3%
BlackRock® High Yield V.I. Fund—Class I	2017	$2,562	222	$11.34 to $11.63	6.6% to 7.3%	5.1%
	2016	1,722	160	10.64 to 10.84	12.2% to 12.9%	5.4%
	2015	1,342	141	9.48 to 9.60	(4.2%) to (3.6%)	5.0%
	2014	577	58	9.91 to 9.95	(0.9%) to (0.5%)	3.1%
ClearBridge Variable Appreciation Portfolio— Class I	2017	$463	41	$11.14 to $11.19	11.4% to 11.9%	0.0%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	2017	$714	82	$8.59 to $8.76	1.1% to 1.8%	6.2%
	2016	457	53	8.50 to 8.60	12.0% to 12.8%	0.0%
	2015	40	5	7.59 to 7.62	(24.1%) to (23.8%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	2017	$928	79	$11.64 to $11.86	11.1% to 11.9%	4.5%
	2016	495	47	10.48 to 10.60	10.6% to 11.3%	2.7%
	2015	19	2	9.48 to 9.52	(5.2%) to (4.8%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2017	$31	2	$19.77 to $19.77	14.0% to 14.0%	0.3%
	2016	26	1	17.34 to 17.34	32.7% to 32.7%	0.4%
	2015	22	2	13.07 to 13.07	(6.3%) to (6.3%)	0.6%
	2014	19	1	13.95 to 13.95	3.1% to 3.1%	0.4%
	2013	8	1	13.53 to 13.53	34.0% to 34.0%	1.3%
Delaware VIP® Diversified Income Series—Standard Class	2017	$53	4	$12.78 to $12.78	5.2% to 5.2%	2.7%
	2016	51	4	12.14 to 12.14	3.5% to 3.5%	3.4%
	2015	43	4	11.73 to 11.73	(1.1%) to (1.1%)	3.3%
	2014	90	8	11.86 to 11.86	5.3% to 5.3%	1.8%
	2013	44	4	11.26 to 11.26	(1.3%) to (1.3%)	2.2%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Delaware VIP® Emerging Markets Series—Standard Class	2017	$4,529	303	$12.94 to $15.17	39.6% to 40.6%	0.5%
	2016	2,426	227	9.20 to 10.79	13.1% to 13.9%	1.0%
	2015	1,778	189	8.08 to 9.47	(15.1%) to (14.5%)	0.8%
	2014	1,645	150	9.45 to 11.08	(8.7%) to (8.1%)	0.6%
	2013	966	82	10.28 to 12.05	9.4% to 10.1%	1.1%
Delaware VIP® International Value Equity Series—Standard Class	2017	$2	—	$13.36 to $13.36	22.5% to 22.5%	1.5%
	2016	1	—	10.90 to 10.90	4.2% to 4.2%	2.8%
	2015	12	1	10.47 to 10.47	0.5% to 0.5%	1.9%
	2014	11	1	10.42 to 10.42	(8.7%) to (8.7%)	1.5%
	2013	14	1	11.40 to 11.40	22.8% to 22.8%	0.6%
Delaware VIP® Small Cap Value Series—Standard Class	2017	$9,433	467	$19.65 to $20.84	11.3% to 12.0%	0.8%
	2016	6,928	384	17.66 to 18.60	30.5% to 31.4%	0.9%
	2015	4,551	331	13.54 to 14.15	(6.9%) to (6.2%)	0.7%
	2014	4,303	293	14.54 to 15.09	5.1% to 5.9%	0.5%
	2013	2,804	201	13.83 to 14.26	32.6% to 33.5%	0.4%
Delaware VIP® Value Series—Standard Class	2017	$79	3	$23.77 to $23.77	13.8% to 13.8%	1.7%
	2016	66	3	20.89 to 20.89	14.6% to 14.6%	1.9%
	2015	50	3	18.22 to 18.22	(0.4%) to (0.4%)	1.8%
	2014	53	3	18.30 to 18.30	14.0% to 14.0%	1.8%
	2013	66	4	16.05 to 16.05	33.7% to 33.7%	1.6%
Deutsche Alternative Asset Allocation VIP—Class A	2017	$1,941	178	$10.78 to $10.90	6.7% to 7.4%	1.6%
	2016	535	53	10.10 to 10.15	1.0% to 1.5%	0.0%
Deutsche Small Cap Index VIP—Class A	2017	$32	2	$20.30 to $20.30	14.3% to 14.3%	0.9%
	2016	24	1	17.76 to 17.76	21.0% to 21.0%	1.2%
	2015	19	1	14.67 to 14.67	(4.6%) to (4.6%)	1.8%
	2014	28	2	15.38 to 15.38	4.7% to 4.7%	1.0%
	2013	28	2	14.68 to 14.68	38.6% to 38.6%	1.6%
Deutsche Small Mid Cap Value VIP—Class A	2017	$4,844	231	$19.92 to $21.31	9.8% to 10.5%	0.7%
	2016	4,641	244	18.15 to 19.28	16.1% to 16.9%	0.6%
	2015	4,040	248	15.64 to 16.49	(2.6%) to (1.9%)	0.3%
	2014	4,151	250	16.05 to 16.81	4.8% to 5.5%	0.8%
	2013	3,861	245	15.32 to 15.93	34.3% to 35.2%	1.1%
DFA VA Global Bond Portfolio	2017	$28	3	$11.12 to $11.12	2.1% to 2.1%	1.8%
	2016	41	4	10.89 to 10.89	1.7% to 1.7%	1.1%
	2015	79	7	10.71 to 10.71	1.5% to 1.5%	3.1%
	2014	19	2	10.54 to 10.54	2.9% to 2.9%	4.4%
	2013	5	—	10.25 to 10.25	(0.4%) to (0.4%)	0.6%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
DFA VA International Small Portfolio	2017	$60	3	$18.38 to $18.38	29.9% to 29.9%	2.5%
	2016	41	3	14.15 to 14.15	6.2% to 6.2%	2.2%
	2015	59	4	13.32 to 13.32	5.8% to 5.8%	2.2%
	2014	41	3	12.59 to 12.59	(5.8%) to (5.8%)	2.5%
	2013	60	4	13.36 to 13.36	27.1% to 27.1%	4.3%
DFA VA International Value Portfolio	2017	$83	5	$15.68 to $15.68	25.8% to 25.8%	2.9%
	2016	61	5	12.46 to 12.46	9.1% to 9.1%	3.5%
	2015	54	5	11.42 to 11.42	(7.0%) to (7.0%)	3.3%
	2014	50	4	12.27 to 12.27	(7.2%) to (7.2%)	4.7%
	2013	33	2	13.22 to 13.22	21.7% to 21.7%	3.4%
DFA VA Short-Term Fixed Portfolio	2017	$58	6	$10.27 to $10.27	0.8% to 0.8%	1.1%
	2016	56	5	10.19 to 10.19	0.8% to 0.8%	0.7%
	2015	46	5	10.11 to 10.11	0.3% to 0.3%	0.3%
	2014	42	4	10.08 to 10.08	0.1% to 0.1%	0.3%
	2013	25	2	10.06 to 10.06	0.3% to 0.3%	0.3%
DFA VA U.S. Large Value Portfolio	2017	$198	9	$22.89 to $22.89	19.1% to 19.1%	2.1%
	2016	124	6	19.23 to 19.23	18.9% to 18.9%	2.0%
	2015	106	7	16.17 to 16.17	(3.4%) to (3.4%)	2.2%
	2014	93	6	16.74 to 16.74	9.1% to 9.1%	2.1%
	2013	71	5	15.35 to 15.35	40.8% to 40.8%	1.8%
DFA VA U.S. Targeted Value Portfolio	2017	$166	8	$21.60 to $21.60	9.8% to 9.8%	1.4%
	2016	95	5	19.68 to 19.68	27.5% to 27.5%	1.1%
	2015	73	5	15.44 to 15.44	(5.2%) to (5.2%)	1.3%
	2014	69	4	16.29 to 16.29	3.7% to 3.7%	0.9%
	2013	78	5	15.71 to 15.71	44.6% to 44.6%	1.2%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2017	$29,004	783	$28.81 to $41.79	41.6% to 42.6%	0.0%
	2016	19,708	759	20.34 to 29.30	4.0% to 4.7%	0.0%
	2015	19,902	816	19.56 to 27.98	5.4% to 6.2%	0.0%
	2014	18,854	822	18.56 to 26.35	6.1% to 6.8%	0.0%
	2013	18,018	842	17.49 to 24.67	31.9% to 32.8%	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2017	$3,168	99	$31.98 to $31.98	24.7% to 24.7%	0.0%
	2016	2,794	109	25.65 to 25.65	17.1% to 17.1%	0.0%
	2015	2,488	114	21.91 to 21.91	(2.3%) to (2.3%)	0.0%
	2014	2,573	115	22.42 to 22.42	1.6% to 1.6%	0.0%
	2013	2,542	115	22.07 to 22.07	48.5% to 48.5%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Contrafund® Portfolio—Initial Class	2017	$249,604	5,586	$20.85 to $61.55	21.0% to 21.9%	1.0%
	2016	217,122	5,896	17.11 to 50.86	7.3% to 8.0%	0.8%
	2015	217,756	6,352	15.84 to 47.42	(0.0%) to 0.7%	1.0%
	2014	228,027	6,659	15.73 to 47.43	11.2% to 11.9%	1.0%
	2013	214,535	6,969	14.06 to 42.67	30.4% to 31.3%	1.1%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2017	$74,910	2,345	$19.84 to $39.76	12.1% to 12.9%	1.7%
	2016	74,483	2,630	17.58 to 35.47	17.2% to 18.0%	2.2%
	2015	71,768	2,972	14.89 to 30.26	(4.6%) to (4.0%)	3.2%
	2014	77,772	3,073	15.51 to 31.73	8.0% to 8.7%	2.8%
	2013	75,904	3,239	14.26 to 29.39	27.3% to 28.1%	2.6%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2017	$2,288	166	$13.63 to $14.08	15.8% to 16.6%	1.8%
	2016	1,539	130	11.77 to 12.07	5.4% to 6.1%	1.8%
	2015	579	51	11.17 to 11.38	(1.0%) to (0.3%)	2.4%
	2014	436	38	11.27 to 11.41	4.1% to 4.8%	2.3%
	2013	124	11	10.83 to 10.88	8.3% to 8.8%	2.0%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2017	$2,309	154	$14.70 to $15.19	20.1% to 21.0%	1.6%
	2016	1,410	113	12.24 to 12.56	5.9% to 6.6%	2.2%
	2015	671	57	11.56 to 11.78	(0.9%) to (0.2%)	2.0%
	2014	487	42	11.67 to 11.81	4.2% to 5.0%	2.0%
	2013	153	14	11.20 to 11.25	12.0% to 12.5%	2.8%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2017	$2,860	182	$15.33 to $15.84	22.7% to 23.6%	1.5%
	2016	1,611	126	12.49 to 12.81	6.1% to 6.8%	1.5%
	2015	1,223	102	11.77 to 11.99	(1.0%) to (0.3%)	2.1%
	2014	675	56	11.89 to 12.03	4.2% to 4.9%	1.7%
	2013	247	22	11.41 to 11.46	14.1% to 14.6%	1.4%
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	2017	$3,432	213	$15.83 to $16.24	33.6% to 34.5%	0.3%
	2016	2,120	177	11.85 to 12.07	(0.4%) to 0.3%	0.3%
	2015	2,295	192	11.89 to 12.03	4.9% to 5.6%	0.3%
	2014	255	22	11.34 to 11.39	13.4% to 13.9%	0.4%
Fidelity® VIP Growth Portfolio—Initial Class	2017	$7,334	255	$28.79 to $28.79	35.1% to 35.1%	0.2%
	2016	5,582	262	21.31 to 21.31	0.8% to 0.8%	0.0%
	2015	5,572	264	21.14 to 21.14	7.2% to 7.2%	0.3%
	2014	5,209	264	19.72 to 19.72	11.3% to 11.3%	0.2%
	2013	4,811	272	17.72 to 17.72	36.3% to 36.3%	0.3%
Fidelity® VIP Index 500 Portfolio—Initial Class	2017	$22,210	719	$23.14 to $31.00	21.7% to 21.7%	1.8%
	2016	16,534	650	19.01 to 25.47	11.9% to 11.9%	1.5%
	2015	14,187	624	17.00 to 22.77	1.3% to 1.3%	2.1%
	2014	13,300	593	16.77 to 22.47	13.6% to 13.6%	1.6%
	2013	12,572	637	14.77 to 19.78	32.2% to 32.2%	1.8%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2017	$1,199	66	$12.87 to $19.24	4.2% to 4.2%	2.4%
	2016	1,094	62	12.35 to 18.47	4.7% to 4.7%	2.4%
	2015	1,025	59	11.79 to 17.63	(0.6%) to (0.6%)	2.5%
	2014	1,220	70	11.86 to 17.74	5.8% to 5.8%	2.5%
	2013	1,025	63	11.21 to 16.76	(1.8%) to (1.8%)	2.5%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2017	$14,154	594	$16.93 to $53.91	20.0% to 20.8%	0.7%
	2016	10,970	518	14.12 to 44.63	11.5% to 12.2%	0.5%
	2015	9,295	455	12.66 to 39.76	(2.1%) to (1.4%)	0.5%
	2014	8,039	342	12.93 to 40.32	5.5% to 6.3%	0.3%
	2013	5,925	200	12.25 to 37.94	22.5% to 36.2%	0.5%
Fidelity® VIP Overseas Portfolio—Initial Class	2017	$7,034	269	$14.80 to $26.16	30.3% to 30.3%	1.4%
	2016	5,680	283	11.36 to 20.08	(5.1%) to (5.1%)	1.4%
	2015	6,463	306	11.96 to 21.15	3.6% to 3.6%	1.4%
	2014	5,887	289	11.54 to 20.41	(8.1%) to (8.1%)	1.3%
	2013	6,653	300	12.56 to 22.20	30.4% to 30.4%	1.4%
Invesco V.I. American Value Fund—Series I Shares	2017	$3,466	193	$17.42 to $18.91	9.2% to 10.0%	0.8%
	2016	3,024	185	15.95 to 17.19	14.7% to 15.5%	0.4%
	2015	2,439	172	13.91 to 14.89	(9.8%) to (9.1%)	0.4%
	2014	1,916	123	15.41 to 16.38	9.0% to 9.8%	0.5%
	2013	983	69	14.14 to 14.93	33.3% to 34.3%	0.8%
Invesco V.I. Global Real Estate Fund—Series I Shares	2017	$24	2	$15.79 to $15.79	13.0% to 13.0%	3.2%
	2016	29	2	13.97 to 13.97	2.0% to 2.0%	1.6%
	2015	32	2	13.69 to 13.69	(1.5%) to (1.5%)	3.1%
	2014	38	3	13.90 to 13.90	14.6% to 14.6%	1.5%
	2013	35	3	12.12 to 12.12	2.7% to 2.7%	4.1%
Invesco V.I. International Growth Fund—Series I Shares	2017	$19,845	1,364	$13.44 to $15.17	22.1% to 23.0%	1.5%
	2016	14,658	1,241	11.01 to 12.33	(1.1%) to (0.5%)	1.5%
	2015	11,637	983	11.13 to 12.39	(3.0%) to (2.3%)	1.5%
	2014	10,416	859	11.48 to 12.68	(0.4%) to (0.3%)	1.6%
	2013	8,723	722	11.52 to 12.64	18.2% to 19.0%	1.3%
Janus Henderson VIT Enterprise Portfolio—Institutional Shares	2017	$1,589	35	$10.21 to $51.49	2.1% to 27.4%	0.2%
	2016	1,099	27	18.86 to 40.41	12.4% to 12.4%	0.2%
	2015	734	21	16.78 to 35.97	4.0% to 4.0%	0.7%
	2014	532	16	16.13 to 34.57	12.5% to 12.5%	0.2%
	2013	522	18	14.34 to 30.73	32.4% to 32.4%	0.5%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Henderson VIT Forty Portfolio—Institutional Shares	2017	$17	1	$23.68 to $23.68	30.3% to 30.3%	0.0%
	2016	15	1	18.17 to 18.17	2.2% to 2.2%	0.0%
	2015	34	2	17.78 to 17.78	12.2% to 12.2%	0.0%
	2014	13	1	15.85 to 15.85	8.7% to 8.7%	0.1%
	2013	23	2	14.57 to 14.57	31.2% to 31.2%	0.7%
Janus Henderson VIT Global Research Portfolio—Institutional Shares	2017	$98,312	4,293	$17.89 to $31.92	26.1% to 27.0%	0.8%
	2016	83,865	4,640	14.16 to 25.31	1.4% to 2.1%	1.1%
	2015	87,916	4,936	13.94 to 24.97	(3.0%) to (2.3%)	0.7%
	2014	94,490	5,163	14.34 to 25.73	6.7% to 7.4%	1.1%
	2013	94,077	5,508	13.41 to 24.12	27.5% to 28.4%	1.2%
LVIP Baron Growth Opportunities Fund—Service Class	2017	$16	1	$21.79 to $21.79	27.2% to 27.2%	0.0%
	2016	13	1	17.13 to 17.13	5.6% to 5.6%	0.5%
	2015	10	1	16.22 to 16.22	(4.8%) to (4.8%)	0.0%
	2014	9	1	17.04 to 17.04	4.9% to 4.9%	0.2%
	2013	10	1	16.25 to 16.25	40.1% to 40.1%	0.4%
MFS® International Value Portfolio—Initial Class	2017	$14,042	733	$18.65 to $20.47	26.3% to 27.1%	1.5%
	2016	8,726	578	14.77 to 16.10	3.3% to 4.1%	1.4%
	2015	6,277	433	14.30 to 15.48	5.9% to 6.7%	2.0%
	2014	4,431	325	13.50 to 14.51	0.6% to 1.3%	2.0%
	2013	2,955	219	13.41 to 14.32	27.0% to 27.9%	1.9%
MFS® Investors Trust Series—Initial Class	2017	$5,717	384	$14.38 to $31.01	22.5% to 23.3%	0.8%
	2016	3,168	260	11.74 to 25.14	7.8% to 8.6%	0.9%
	2015	1,787	151	10.89 to 23.16	(0.5%) to 0.2%	1.1%
	2014	615	44	10.94 to 23.10	9.4% to 11.0%	1.0%
	2013	224	11	20.81 to 20.81	32.1% to 32.1%	1.1%
MFS® New Discovery Series—Initial Class	2017	$6,668	286	$17.82 to $35.80	25.8% to 26.7%	0.0%
	2016	4,840	256	14.17 to 28.27	8.3% to 9.1%	0.0%
	2015	4,465	253	13.07 to 25.92	(2.6%) to (1.9%)	0.0%
	2014	5,283	297	13.32 to 26.42	(7.9%) to (7.3%)	0.0%
	2013	5,847	304	14.37 to 28.49	40.5% to 41.5%	0.0%
MFS® Research Series—Initial Class	2017	$1,772	87	$19.63 to $27.75	22.5% to 23.4%	1.3%
	2016	1,392	84	16.02 to 22.49	8.0% to 8.7%	0.9%
	2015	1,103	71	14.84 to 20.69	0.1% to 0.8%	0.7%
	2014	1,009	65	14.82 to 20.52	9.4% to 10.2%	0.8%
	2013	795	55	13.54 to 18.62	31.4% to 32.3%	0.3%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® Total Return Bond Series—Initial Class	2017	$23	2	$13.05 to $13.05	4.5% to 4.5%	3.5%
	2016	19	1	12.49 to 12.49	4.2% to 4.2%	1.9%
	2015	71	6	11.99 to 11.99	(0.3%) to (0.3%)	0.8%
	2014	85	7	12.02 to 12.02	5.8% to 5.8%	1.2%
	2013	8	1	11.36 to 11.36	(1.0%) to (1.0%)	1.3%
MFS® Value Series—Initial Class	2017	$9	—	$22.05 to $22.05	17.7% to 17.7%	2.0%
	2016	6	—	18.74 to 18.74	14.1% to 14.1%	2.3%
	2015	6	—	16.43 to 16.43	(0.7%) to (0.7%)	2.4%
	2014	5	—	16.55 to 16.55	10.5% to 10.5%	1.6%
	2013	3	—	14.98 to 14.98	35.9% to 35.9%	1.3%
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	2017	$504	18	$27.58 to $27.58	9.7% to 9.7%	5.3%
	2016	518	21	25.14 to 25.14	10.6% to 10.6%	5.4%
	2015	502	22	22.74 to 22.74	(1.1%) to (1.1%)	5.4%
	2014	580	25	23.00 to 23.00	2.9% to 2.9%	5.6%
	2013	781	35	22.34 to 22.34	(8.7%) to (8.7%)	4.3%
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	2017	$24,019	1,353	$15.95 to $41.54	2.4% to 3.1%	1.5%
	2016	21,537	1,241	15.58 to 40.29	6.1% to 6.8%	1.3%
	2015	18,669	1,141	14.69 to 37.72	1.5% to 2.2%	1.3%
	2014	19,165	1,197	14.48 to 36.92	28.8% to 29.7%	1.4%
	2013	12,109	970	11.24 to 28.46	1.3% to 2.1%	1.1%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2017	$13,237	693	$17.63 to $39.79	24.4% to 25.3%	0.0%
	2016	7,975	513	14.17 to 31.76	3.7% to 4.4%	0.0%
	2015	6,447	429	13.67 to 30.42	0.6% to 1.3%	0.0%
	2014	2,843	174	13.59 to 30.04	6.8% to 7.6%	0.0%
	2013	2,289	145	12.73 to 27.92	31.7% to 32.6%	0.0%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2017	$6,486	550	$11.56 to $11.86	2.2% to 2.9%	5.5%
	2016	4,826	421	11.31 to 11.52	5.9% to 6.6%	1.7%
	2015	2,781	258	10.68 to 10.81	(0.3%) to 0.4%	4.0%
	2014	844	79	10.71 to 10.76	7.1% to 7.6%	1.1%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2017	$163	9	$17.44 to $17.44	8.6% to 8.6%	1.9%
	2016	185	12	16.06 to 16.06	4.0% to 4.0%	1.6%
	2015	231	15	15.43 to 15.43	(4.0%) to (4.0%)	1.8%
	2014	294	18	16.08 to 16.08	2.3% to 2.3%	2.5%
	2013	317	20	15.72 to 15.72	(8.5%) to (8.5%)	1.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT Low Duration Portfolio—Administrative Class	2017	$651	49	$13.23 to $13.23	1.3% to 1.3%	1.3%
	2016	599	46	13.06 to 13.06	1.4% to 1.4%	1.5%
	2015	346	27	12.88 to 12.88	0.3% to 0.3%	3.4%
	2014	353	28	12.84 to 12.84	0.9% to 0.9%	1.1%
	2013	361	28	12.73 to 12.73	(0.1%) to (0.1%)	1.5%
PIMCO VIT Low Duration Portfolio—Institutional Class	2017	$1,072	105	$10.11 to $10.23	0.8% to 1.5%	1.4%
	2016	659	66	10.03 to 10.08	0.3% to 0.8%	0.9%
PIMCO VIT Total Return Portfolio—Administrative Class	2017	$1,462	83	$12.62 to $18.21	4.9% to 4.9%	2.0%
	2016	1,721	102	12.03 to 17.36	2.7% to 2.7%	2.1%
	2015	1,722	104	11.71 to 16.91	0.5% to 0.5%	4.9%
	2014	2,018	122	11.66 to 16.83	4.3% to 4.3%	2.2%
	2013	2,049	129	11.18 to 16.14	(2.0%) to (2.0%)	2.2%
PIMCO VIT Total Return Portfolio—Institutional Class	2017	$7,760	702	$10.85 to $11.14	4.3% to 5.1%	2.1%
	2016	4,858	461	10.40 to 10.60	2.1% to 2.8%	2.2%
	2015	2,702	263	10.19 to 10.31	(0.1%) to 0.6%	5.9%
	2014	559	55	10.20 to 10.24	2.0% to 2.4%	2.2%
Royce Micro-Cap Portfolio—Investment Class	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	14,148	996	13.60 to 14.46	(13.1%) to (12.5%)	0.0%
	2014	16,955	1,045	15.64 to 16.51	(4.3%) to (3.6%)	0.0%
	2013	18,040	1,071	16.34 to 17.13	20.1% to 21.0%	0.5%
T. Rowe Price Blue Chip Growth Portfolio	2017	$73	3	$26.19 to $26.19	36.2% to 36.2%	0.0%
	2016	56	3	19.23 to 19.23	0.8% to 0.8%	0.0%
	2015	47	2	19.08 to 19.08	11.1% to 11.1%	0.0%
	2014	40	2	17.18 to 17.18	9.2% to 9.2%	0.0%
	2013	40	3	15.74 to 15.74	41.2% to 41.2%	0.0%
T. Rowe Price International Stock Portfolio	2017	$26	2	$14.92 to $14.92	27.9% to 27.9%	1.1%
	2016	20	2	11.67 to 11.67	2.1% to 2.1%	1.1%
	2015	21	2	11.43 to 11.43	(0.9%) to (0.9%)	1.0%
	2014	19	2	11.53 to 11.53	(1.2%) to (1.2%)	0.8%
	2013	26	2	11.67 to 11.67	14.1% to 14.1%	1.0%
T. Rowe Price Limited-Term Bond Portfolio	2017	$386	27	$10.79 to $14.53	1.1% to 1.1%	1.5%
	2016	381	27	10.68 to 14.38	1.4% to 1.4%	1.4%
	2015	507	37	10.53 to 14.19	0.3% to 0.3%	1.1%
	2014	604	43	10.50 to 14.14	0.6% to 0.6%	1.2%
	2013	450	33	10.43 to 14.05	0.1% to 0.1%	1.6%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
T. Rowe Price New America Growth Portfolio	2017	$6	—	$23.47 to $23.47	34.4% to 34.4%	0.1%
	2016	6	—	17.46 to 17.46	1.3% to 1.3%	0.1%
	2015	2	—	17.24 to 17.24	8.6% to 8.6%	0.0%
	2014	3	—	15.87 to 15.87	9.3% to 9.3%	0.0%
	2013	6	—	14.52 to 14.52	38.0% to 38.0%	0.0%
The Merger Fund VL	2017	$31	3	$11.19 to $11.19	2.6% to 2.6%	0.0%
	2016	35	3	10.91 to 10.91	2.4% to 2.4%	0.8%
	2015	30	3	10.65 to 10.65	(0.9%) to (0.9%)	1.9%
	2014	37	3	10.74 to 10.74	1.4% to 1.4%	1.1%
	2013	39	4	10.60 to 10.60	3.9% to 3.9%	0.3%
Victory VIF Diversified Stock Fund—Class A Shares	2017	$3	—	$19.44 to $19.44	26.5% to 26.5%	0.7%
	2016	3	—	15.37 to 15.37	3.9% to 3.9%	1.0%
	2015	3	—	14.80 to 14.80	(3.1%) to (3.1%)	0.6%
	2014	2	—	15.27 to 15.27	10.2% to 10.2%	0.8%
	2013	9	1	13.86 to 13.86	33.9% to 33.9%	0.7%

Not all investment divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are .05% - 1.00%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each investment division of NYLIAC Variable Universal Life Separate Account-I listed in the table below (hereafter collectively referred to as the "Investment Divisions") as of December 31, 2017, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Investment Divisions as of December 31, 2017, the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the Investment Divisions’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Investment Divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

MainStay VP Absolute Return Multi-Strategy—Initial Class (1)	Delaware VIP® Value Series—Standard Class (1)
MainStay VP Balanced—Initial Class (1)	Deutsche Alternative Asset Allocation VIP—Class A (2)
MainStay VP Bond—Initial Class (1)	Deutsche Small Cap Index VIP—Class A (1)
MainStay VP Common Stock—Initial Class (1)	Deutsche Small Mid Cap Value VIP—Class A (1)
MainStay VP Conservative Allocation—Initial Class (1)	DFA VA Global Bond Portfolio (1)
MainStay VP Convertible—Initial Class (1)	DFA VA International Small Portfolio (1)
MainStay VP Cornerstone Growth—Initial Class (1)	DFA VA International Value Portfolio (1)
MainStay VP Cushing® Renaissance Advantage—Initial Class (2)	DFA VA Short-Term Fixed Portfolio (1)
MainStay VP Eagle Small Cap Growth—Initial Class (1)	DFA VA U.S. Large Value Portfolio (1)
MainStay VP Emerging Markets Equity—Initial Class (1)	DFA VA U.S. Targeted Value Portfolio (1)
MainStay VP Epoch U.S. Equity Yield—Initial Class (1)	Dreyfus IP Technology Growth Portfolio—Initial Shares (1)
MainStay VP Epoch U.S. Small Cap—Initial Class (1)	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares (1)
MainStay VP Floating Rate—Initial Class (1)	Fidelity® VIP Contrafund® Portfolio—Initial Class (1)
MainStay VP Government—Initial Class (1)	Fidelity® VIP Equity-Income Portfolio—Initial Class (1)
MainStay VP Growth Allocation—Initial Class (1)	Fidelity® VIP Freedom 2020 Portfolio—Initial Class (1)
MainStay VP High Yield Corporate Bond—Initial Class (1)	Fidelity® VIP Freedom 2030 Portfolio—Initial Class (1)
MainStay VP Income Builder—Initial Class (1)	Fidelity® VIP Freedom 2040 Portfolio—Initial Class (1)
MainStay VP Indexed Bond—Initial Class (3)	Fidelity® VIP Growth Opportunities Portfolio—Initial Class (1)
MainStay VP International Equity—Initial Class (1)	Fidelity® VIP Growth Portfolio—Initial Class (1)

Report of Independent Registered Public Accounting Firm (Continued)

MainStay VP Janus Henderson Balanced—Initial Class (1)	Fidelity® VIP Index 500 Portfolio—Initial Class (1)
MainStay VP Large Cap Growth—Initial Class (1)	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class (1)
MainStay VP MFS® Utilities—Initial Class (1)	Fidelity® VIP Mid Cap Portfolio—Initial Class (1)
MainStay VP Mid Cap Core—Initial Class (1)	Fidelity® VIP Overseas Portfolio—Initial Class (1)
MainStay VP Moderate Allocation—Initial Class (1)	Invesco V.I. American Value Fund—Series I Shares (1)
MainStay VP Moderate Growth Allocation—Initial Class (1)	Invesco V.I. Global Real Estate Fund—Series I Shares (1)
MainStay VP PIMCO Real Return—Initial Class (1)	Invesco V.I. International Growth Fund—Series I Shares (1)
MainStay VP S&P 500 Index—Initial Class (1)	Janus Henderson VIT Enterprise Portfolio—Institutional Shares (1)
MainStay VP Small Cap Core—Initial Class (2)	Janus Henderson VIT Forty Portfolio—Institutional Shares (1)
MainStay VP T. Rowe Price Equity Income—Initial Class (1)	Janus Henderson VIT Global Research Portfolio—Institutional Shares (1)
MainStay VP U.S. Government Money Market—Initial Class (1)	LVIP Baron Growth Opportunities Fund—Service Class (1)
MainStay VP Unconstrained Bond—Initial Class (1)	MFS® International Value Portfolio—Initial Class (1)
MainStay VP VanEck Global Hard Assets—Initial Class (1)	MFS® Investors Trust Series—Initial Class (1)
AB® VPS International Value Portfolio—Class A (1)	MFS® New Discovery Series—Initial Class (1)
AB® VPS Small/Mid Cap Value Portfolio—Class A (1)	MFS® Research Series—Initial Class (1)
Alger Capital Appreciation Portfolio—Class I-2 (1)	MFS® Total Return Bond Series—Initial Class (1)
American Century Investments® VP Inflation Protection Fund—Class II (1)	MFS® Value Series—Initial Class (1)
American Century Investments® VP International Fund—Class II (1)	Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I (1)
American Century Investments® VP Value Fund—Class II (1)	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I (1)
American Funds IS® Blue Chip Income and Growth Fund—Class 2 (4)	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I (1)
American Funds IS® Global Small Capitalization Fund—Class 2 (1)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class (1)
American Funds IS® Growth Fund—Class 2 (4)	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class (1)
American Funds IS® New World Fund®—Class 2 (1)	PIMCO VIT Low Duration Portfolio—Administrative Class (1)
BlackRock® Global Allocation V.I. Fund—Class III (1)	PIMCO VIT Low Duration Portfolio—Institutional Class (2)
BlackRock® High Yield V.I. Fund—Class I (1)	PIMCO VIT Total Return Portfolio—Administrative Class (1)
ClearBridge Variable Appreciation Portfolio—Class I (3)	PIMCO VIT Total Return Portfolio—Institutional Class (1)
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1 (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 (1)	T. Rowe Price International Stock Portfolio (1)
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 (1)	T. Rowe Price Limited-Term Bond Portfolio (1)
Delaware VIP® Diversified Income Series—Standard Class (1)	T. Rowe Price New America Growth Portfolio (1)
Delaware VIP® Emerging Markets Series—Standard Class (1)	The Merger Fund VL (1)
Delaware VIP® International Value Equity Series—Standard Class (1)	Victory VIF Diversified Stock Fund—Class A Shares (1)
Delaware VIP® Small Cap Value Series—Standard Class (1)

(1) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the year ended December 31, 2017, and Statements of Changes in Net Assets for each of the two years ended December 31, 2017

(2) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the year ended December 31, 2017, and Statements of Changes in Net Assets for the year ended December 31, 2017 and the period May 1, 2016 (commencement of operations) to December 31, 2016.

(3) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the period May 1, 2017 (commencement of operations) to December 31, 2017, and Statement of Changes in Net Assets for the period May 1, 2017 (commencement of operations) to December 31, 2017.

(4) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the period November 1, 2017 (commencement of operations) to December 31, 2017, and Statement of Changes in Net Assets for the period November 1, 2017 (commencement of operations) to December 31, 2017

/s/ PricewaterhouseCoopers LLP
New York, New York
March 23, 2018

We have served as the auditor of one or more of the Investment Divisions in NYLIAC Variable Universal Life Separate Account-I since at least 1994. We have not determined the specific year we began serving as auditor.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2017 and 2016, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

March 8, 2018

2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2017	2016
	(in millions)
Assets
Fixed maturities (includes securities pledged to creditors
of $660 and $659 in 2017 and 2016, respectively):
Available-for-sale, at fair value	$88,159	$82,556
Securities, at fair value	2,428	1,923
Equity securities:
Available-for-sale, at fair value	41	34
Securities, at fair value	1,138	925
Mortgage loans, net of allowances	14,421	13,705
Policy loans	873	872
Investments in affiliates	600	573
Other investments	1,624	1,755
Total investments	109,284	102,343

Cash and cash equivalents	2,210	1,855
Deferred policy acquisition costs	3,249	3,412
Interest in annuity contracts	7,431	6,808
Amounts recoverable from reinsurer:
Affiliated	4,088	4,251
Unaffiliated	1,881	1,612
Other assets	1,541	1,599
Separate account assets	35,092	30,807
Total assets	$164,776	$152,687

Liabilities
Policyholders’ account balances	$77,789	$74,019
Future policy benefits	22,246	20,292
Policy claims	345	311
Obligations under structured settlement agreements	7,431	6,808
Amounts payable to reinsurer:
Affiliated	4,019	4,159
Unaffiliated	61	66
Other liabilities (includes other liabilities carried at fair value of $111 and $43
in 2017 and 2016, respectively)	2,887	3,141
Separate account liabilities	35,092	30,807
Total liabilities	149,870	139,603

Stockholder’s Equity
Capital stock: par value $10,000
(20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	1,992	1,056
Retained earnings	8,910	8,074
Total New York Life and Annuity stockholder’s equity	14,855	13,083
Non-controlling interest	51	1
Total stockholder’s equity	14,906	13,084
Total liabilities and stockholder’s equity	$164,776	$152,687
The accompanying notes are an integral part of the consolidated financial statements.

3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015
	(in millions)

Revenues
Premiums	$2,652	$2,743	$2,432
Fees-universal life and annuity policies	1,227	1,112	1,019
Net investment income	4,023	3,871	3,767
Net investment (losses) gains:
Other-than-temporary impairments on fixed maturities	(55)	(119)	(107)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	12	14	13
All other net investment gains	317	195	154
Total net investment gains	274	90	60
Net revenue from reinsurance	65	73	97
Other income	138	107	125
Total revenues	8,379	7,996	7,500

Expenses
Interest credited to policyholders’ account balances	2,015	2,134	2,061
Increase in liabilities for future policy benefits	1,766	1,835	1,633
Policyholder benefits	1,756	1,600	1,491
Operating expenses	1,517	1,532	1,466
Total expenses	7,054	7,101	6,651

Income before income tax (benefit) expense and non-controlling interest	1,325	895	849
Equity in earnings, pre-tax	90	90	—
Income tax (benefit) expense	(5)	277	224
Net income	1,420	708	625
Non-controlling interest	(1)	(3)	—
Net income attributable to New York Life Insurance and Annuity Corporation	$1,419	$705	$625
The accompanying notes are an integral part of the consolidated financial statements.

4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
	2017	2016	2015
	(in millions)

Net income	$1,419	$705	$625

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	—	—	(3)
Foreign currency translation adjustment, net	—	—	(3)

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) arising during the period	662	136	(1,130)
Less: reclassification adjustment for net unrealized investment
gains (losses) included in net income	34	55	(44)
Net unrealized investment gains (losses), net	628	81	(1,086)
Other comprehensive income (loss), net of tax	628	81	(1,089)

Comprehensive income (loss), net of tax	2,047	786	(464)
Less: comprehensive income attributable to non-controlling interests	—	(3)	—
Comprehensive income (loss) attributable to New York Life Insurance and Annuity Corporation	$2,047	$783	$(464)

The accompanying notes are an integral part of the consolidated financial statements.

5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2017, 2016 and 2015
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance, January 1, 2015	25	3,928	2,064	6,744	12,761	—	12,761
Comprehensive income:
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Total comprehensive income	—	—	(1,089)	625	(464)	—	(464)
Balance, December 31, 2015	25	3,928	975	7,369	12,297	3	12,300
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Comprehensive income:
Net income	—	—	—	705	705	3	708
Other comprehensive income, net of tax	—	—	81	—	81	—	81
Total comprehensive income	—	—	81	705	786	3	789
Balance, December 31, 2016	$25	$3,928	$1,056	$8,074	$13,083	$1	$13,084
Contributions from non-controlling interests	—	—	—	—	—	5	5
Consolidation/deconsolidation of less than 100% owned entities						44	44
Comprehensive income:
Net income	—	—	—	1,419	1,419	1	1,420
Other comprehensive income, net of tax	—	—	628	—	628	—	628
Total comprehensive income	—	—	628	1,419	2,047	1	2,048
Dividends paid to stockholder	—	—	—	(275)	(275)	—	(275)

Change in accounting principle - reclass of stranded tax effects	—	—	308	(308)	—	—	—
Balance, December 31, 2017	$25	$3,928	$1,992	$8,910	$14,855	$51	$14,906

The accompanying notes are an integral part of the consolidated financial statements.

6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Cash Flows From Operating Activities:
Net income	$1,419	$708	$625
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	(28)	4	22
Net amortization (capitalization) of deferred policy acquisition costs	46	77	(42)
Universal life and annuity fees	(884)	(828)	(786)
Interest credited to policyholders’ account balances	2,015	2,134	2,061
Capitalized interest and dividends reinvested	(179)	(167)	(234)
Net investment gains	(274)	(90)	(60)
Equity in earnings of limited partnerships	(130)	(90)	17
Deferred income tax benefit	(311)	(52)	(45)
Net revenue from intercompany reinsurance	—	3	(2)
Net change in unearned revenue liability	5	15	56
Changes in:
Other assets and other liabilities	6	3	(45)
Book overdrafts	(112)	68	(14)
Reinsurance receivables and payables	(58)	(4)	15
Future policy benefits	1,763	1,828	1,661
Policy claims	34	11	(47)
Acquisitions of investments within consolidated investment companies	(443)	(286)	—
Dispositions of investments within consolidated investment companies	349	118	—
Other	61	—	—
Net cash provided by operating activities	3,279	3,452	3,182

Cash Flows From Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	4,439	3,550	3,970
Maturity and repayment of available-for-sale fixed maturities	10,010	9,435	7,994
Sale of equity securities	4	10	24
Repayment of mortgage loans	1,427	1,187	1,340
Sale of other investments	270	18	2,233
Sale of securities, at fair value	1,218	599	1,571
Maturity and repayment of securities, at fair value	61	74	13
Cost of:
Available-for-sale fixed maturities acquired	(18,803)	(17,957)	(13,505)
Equity securities acquired	(1)	(6)	(29)
Mortgage loans acquired	(2,137)	(2,131)	(3,183)
Acquisition of other investments	(227)	(197)	(2,051)
Acquisition of securities, at fair value	(1,507)	(1,448)	(1,834)
Securities purchased under agreements to resell	53	—	(165)
Cash collateral (paid) received on derivatives	(15)	1	(1)
Policy loans	(1)	5	1
Consolidation and deconsolidation of entities	—	(5)	24
Other	—	1	—
Net cash used in investing activities	(5,209)	(6,864)	(3,598)

Cash Flows From Financing Activities:
Policyholders’ account balances:
Deposits	10,709	10,026	9,764
Withdrawals	(6,348)	(5,840)	(6,191)
Net transfers to the separate accounts	(1,664)	(1,480)	(1,796)
Increase in loaned securities	—	75	50
Distributions to parent	(275)	—	—
Contributions from affiliates	63	56	—
Contributions from non-controlling interests	5	—	—
Net paydowns from debt	—	(1)	(2)
Cash collateral (paid) received on derivatives	(204)	135	159
Net cash provided by financing activities	2,286	2,971	1,984
Effect of exchange rate changes on cash and cash equivalents	(1)	8	10
Net increase (decrease) in cash and cash equivalents	355	(433)	1,578
Cash and cash equivalents, beginning of year	1,855	2,288	710
Cash and cash equivalents, end of year	$2,210	$1,855	$2,288
The accompanying notes are an integral part of the consolidated financial statements.

7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

DECEMBER 31, 2017, 2016 AND 2015

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company offers its insurance and annuity products throughout the United States and its territories, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of the Company with the entities over which the Company exercises control, including its majority owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. Refer to Note 3 - Significant Accounting Policies for further discussion. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on the valuation approach and methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its

8

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition are deemed other-than-temporary impaired securities when the fair value is below amortized cost and there are negative changes in estimated future cash flows.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation approach and methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.
When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trusts or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. Changes in fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for securities actively traded are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fees, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio is also based on the Company's historical loss experience as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a loan has investment income due and accrued that is ninety days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance may be established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues,

10

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential specific valuation allowance.

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates represents the Company’s equity investment in Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, investments of consolidated investment companies, derivatives (see discussion on Derivative Instruments below), securities purchased under agreement to resell, short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. The financial statements of equity method investees are usually not received sufficiently timely for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag with an estimate of each investee’s fourth quarter results recorded at year-end. The Company eliminated the estimate process in 2017 and moved to a true quarter lag as allowed under current authoritative guidance. The Company did not restate its prior year financial statements as the impact from the change in accounting policy was deemed immaterial to prior year results and current year earnings. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.
In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Debt.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

FVO election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in AOCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses or Net investment income. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in AOCI. The change in fair value of the derivative relative to the changes

12

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities

13

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in other investments.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance business are deferred as DAC. DAC primarily include commissions paid as well as a portion of employee compensation costs related to underwriting, policy issuance and processing, and medical inspection. These costs have been deferred and recorded as an asset .

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. The Company uses a reversion to the mean approach to derive future equity return assumptions for separate accounts. However, if the equity return assumption calculated pierces an established cap or floor for a sustained period of time, the long-term assumption will be unlocked and re-established. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods,

14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for Future policy benefits is mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims. Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as Separate account assets and Separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, intangible assets and receivables from affiliates. Other liabilities consist primarily of deferred tax liabilities, cash collateral for securities lending and derivative transactions, uncollected premiums and accrued expenses.

15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (refer to Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (refer to Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, refer to Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code that could impact the Company’s effective tax rate and cash tax payments in future periods. Among the key provisions that impact the financial statements for the year ended December 31, 2017 are the following: (1) a reduction in the corporate income tax rate to 21% and (2) the transition to a territorial tax system rather than a worldwide system, including the imposition of a one-time transitional tax on the accumulated earnings of our foreign subsidiaries. Other significant provisions that are not yet effective but may impact income taxes in future years include: (1) modifications to the calculation of the dividends received deduction (“DRD”), (2) changes in how deductions are determined for insurance reserves, (3) increases in the amount of policy acquisition expenses that must be capitalized and amortized for federal income tax purposes, (4) the imposition of a Global Intangible Low-Taxed Income provision which applies a U.S. minimum tax to earnings of foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries, (5) a new tax with respect to payments to non-U.S. affiliates that are at least 25% owned (the Base Erosion Anti-Abuse Tax) and (6) limitations on the current deductibility of net interest expense in excess of 30% of adjusted taxable income for leveraged balance sheets.

On December 22, 2017, SEC staff issued “Staff Accounting Bulletin 118 (“SAB 118”), Income Tax Accounting Implications of the Tax Cuts and Jobs Act”, which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. On January 10, 2018, the FASB issued a Staff Q&A document, which indicates that they would not object to private companies applying SAB 118 and this would be compliant with GAAP.  Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 16 - Income Taxes for a discussion of provisional amounts related to the TCJA.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in NYLIC’s consolidated returns. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

17

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at both the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.
The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on computer systems to conduct business and to retain confidential information. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business, damage the Company’s reputation, expose the Company to litigation and regulatory action and adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In February 2018, the FASB issued updated guidance that permits companies to reclassify stranded tax effects in Accumulated Other Comprehensive Income (“AOCI”) to retained earnings caused by the TCJA. The Company early adopted this guidance by increasing AOCI and decreasing retained earnings by $308 million at December 31, 2017. The reclassification was done for all items within AOCI related to disproportionate tax effects caused by the Act and were associated with the change in the U.S. corporate income tax rate. Absent this new updated guidance, the Company's policy for releasing income tax effects from AOCI would have been to reclassify such effects upon liquidation of the investment portfolio or upon termination of a benefit plan obligation.

Future Adoption of New Accounting Pronouncements

In August 2017, the Financial Accounting Standard Board (“FASB”) issued updated guidance on accounting for hedging activities with an objective to better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. The amendments expand and refine hedge accounting for both nonfinancial and financial risk components and align the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The Company plans to adopt the guidance on its required effective date of January 1, 2019 with a cumulative effective adjustment recorded for the impact on adoption. The Company is currently assessing the impact of this guidance on its consolidated financial statements.

In February 2017, the FASB issued updated guidance on partial sales of and derecognition of non-financial assets. The guidance clarifies when and how to apply Accounting Standards Codification (“ASC”) 610-20, Other Income, by defining “in substance non-financial assets,” unifying guidance related to partial sales of non-financial assets, and eliminating rules specifically addressing sales of real estate. When an entity transfers its controlling interest in a non-financial asset, but retains a non-controlling ownership interest, the entity will measure the retained interest at fair value. This will result in full gain/loss recognition upon the sale of a controlling interest in a non-financial asset. Current guidance generally prohibits gain recognition on the retained interest. The new guidance is effective on January 1, 2018 and needs to be applied on a

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

retrospective basis. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

In June 2016, the FASB issued updated guidance for recognizing credit losses on certain financial instruments based on an estimate of current expected credit losses. Entities will be required to estimate lifetime expected credit losses based on an asset’s amortized cost that reflects losses expected over the remaining contractual life of an asset. The estimate of expected credit losses (ECL) should consider historical information, current information, and the reasonable and supportable forecasts of future events and circumstances, as well as estimates of prepayments. This includes reflect the risk of loss, even when that risk is remote. The guidance also modifies other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing guidance for purchased credit deteriorated loans and debt securities. The Company plans to adopt the guidance on its required effective date of January 1, 2020 using a modified retrospective approach. The Company is currently assessing the impact of this guidance.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The Company plans to adopt the guidance on its required effective date of January 1, 2018 with a cumulative effective adjustment recorded for the impact on adoption. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The Company plans to adopt the guidance on its required effective date of January 1, 2018 using a modified retrospective approach with a cumulative effect adjustment to retained earnings at the date of adoption. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 – INVESTMENTS

Fixed Maturities, Available-for-sale

The amortized cost and estimated fair value of fixed maturities available-for-sale at December 31, 2017 and 2016, by contractual maturity1, is presented below (in millions).

	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-sale
Due in one year or less	$2,220	$2,234	$2,465	$2,487
Due after one year through five years	17,401	17,794	16,117	16,625
Due after five years through ten years	20,601	21,163	21,535	21,834
Due after ten years	14,967	16,378	12,248	12,865

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	16,379	16,751	15,154	15,554
Non-agency mortgage-backed securities	6,775	6,862	6,230	6,288
Non-agency asset-backed securities	6,919	6,978	6,911	6,903
Total available-for-sale	$85,261	$88,159	$80,660	$82,556

1Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

20

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

At December 31, 2017 and 2016, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$914	$78	$10	$982	$—
U.S. government corporations and agencies	1,043	113	7	1,149	—
U.S. agency mortgage-backed and asset-backed securities	16,379	560	188	16,751	—
Foreign governments	318	30	1	347	—
U.S. corporate	41,382	1,973	188	43,167	—
Affiliated bonds	1,875	115	—	1,989	—
Foreign corporate	9,658	326	50	9,934	—
Non-agency residential mortgage-backed securities	927	53	6	974	(2)
Non-agency commercial mortgage-backed securities	5,848	84	43	5,888	—
Non-agency asset-backed securities[2]	6,919	86	27	6,978	(1)
Total available-for-sale	$85,261	$3,418	$520	$88,159	$(3)

	2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,620	$63	$29	$1,654	$—
U.S. government corporations and agencies	1,145	105	13	1,237	—
U.S. agency mortgage-backed and asset-backed securities	15,154	633	233	15,554	—
Foreign governments	331	33	1	363	—
U.S. corporate	37,111	1,501	440	38,172	—
Affiliated bonds	1,780	36	—	1,816	—
Foreign corporate	10,378	300	108	10,569	—
Non-agency residential mortgage-backed securities	960	45	16	989	(7)
Non-agency commercial mortgage-backed securities	5,270	96	67	5,299	—
Non-agency asset-backed securities[2]	6,911	62	70	6,903	(2)
Total available-for-sale	$80,660	$2,874	$977	$82,556	$(9)

1 Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $76 million and $67 million for the years ended December 31, 2017 and 2016, respectively, of gross unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
2 Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2017 and 2016, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $662 million and $447 million, respectively.

The Company had less than $1 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2017. The Company had $3 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2016.

21

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Equity Securities, Available-for-sale

At December 31, 2017 and 2016, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2017	$36	$5	$—	$41
2016	$32	$3	$1	$34

Fixed Maturity and Equity Securities, at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. At December 31, 2017 and 2016, the Company held $7 million and $5 million, respectively, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related properties.

At December 31, 2017 and 2016, contractual commitments to extend credit under mortgage loan documents amounted to $821 million and $508 million, respectively, at fixed and floating interest rates ranging from 2.56% to 11.19% in 2017 and from 2.06% to 6.21% in 2016. These commitments are diversified by property type and geographic region.

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

At December 31, 2017 and 2016, the distribution of the mortgage loan portfolio by property type and geographic region were as follows ($ in millions):

	2017		2016
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,269	29.6%	$4,217	30.7%
Apartment buildings	4,289	29.7	3,967	28.9
Retail facilities	3,820	26.4	3,798	27.7
Industrial	1,781	12.3	1,483	10.8
Hotel/ motel	226	1.6	183	1.3
Residential	35	0.2	54	0.4
Other	32	0.2	32	0.2
Total mortgage loans	14,452	100.0%	13,734	100.0%
Allowance for credit losses	(31)		(29)
Total net mortgage loans	$14,421		$13,705

	2017		2016
	Amount	% of Total	Amount	% of Total
Geographic Location
South Atlantic	$3,570	24.7%	$3,571	26.0%
Central	3,526	24.4	3,043	22.1
Middle Atlantic	3,021	20.9	2,979	21.7
Pacific	3,002	20.8	2,851	20.8
New England	1,234	8.5	1,188	8.7
Other	99	0.7	102	0.7
Total mortgage loans	14,452	100.0%	13,734	100.0%
Allowance for credit losses	(31)		(29)
Total net mortgage loans	$14,421		$13,705

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2017 , the Company did not have any residential mortgage loans that were past due greater than 90 days. At December 31, 2017 and 2016, the Company had $4 million and $5 million, respectively, of recorded investment gross of the allowance for credit losses in residential and commercial mortgage loans that were past due greater than 90 days.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

23

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2017 and 2016 is summarized below (in millions):

	2017
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$27	$29
Provision for credit losses	—	2	2
Ending balance	$2	$29	$31

Ending Balance
Collectively evaluated for impairment (general)	$2	$29	$31

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$35	$14,417	$14,452
Individually evaluated for impairment (specific)	$—	$—	$—

	2016
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$25	$27
Provision for credit losses	—	2	2
Ending balance	$2	$27	$29

Ending Balance
Collectively evaluated for impairment (general)	$2	$27	$29

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$53	$13,681	$13,734
Individually evaluated for impairment (specific)	$1	$—	$1

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated triennially, unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2017 and 2016, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2017
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	32	274	169	4	—	6	—	485
Below 70%	4,193	4,015	3,651	1,777	226	29	32	13,923
Total	$4,269	$4,289	$3,820	$1,781	$226	$35	$32	$14,452

2016
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$24	$—	$1	$—	$25
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	50	406	184	4	—	9	—	653
Below 70%	4,123	3,561	3,614	1,455	183	44	32	13,012
Total	$4,217	$3,967	$3,798	$1,483	$183	$54	$32	$13,734

Impaired mortgage loans were less than $1 million at December 31, 2017 and 2016. At December 31, 2017 and 2016, the Company had $4 million and $28 million in impaired loans without a related allowance, respectively.

At December 31, 2017, the Company did not have any investments in mortgage loans that were non-income producing for the last 12 months. At December 31, 2016, the Company had $28 million of investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2017 and 2016, there were $26 million and $156 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

Investments in affiliates consisted of an equity investment in MCF of $600 million and $573 million at December 31, 2017 and 2016, respectively.

25

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Other Investments

The components of Other investments at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016

Limited partnerships and limited liability companies	$576	$536
Investment, at fair value, of consolidated investment companies	369	212
Senior secured commercial loans	—	7
Derivatives	241	458
Securities purchased under agreement to resell	222	298
Real estate	52	53
Short-term investments	15	90
Other invested assets	149	101
Total other investments	$1,624	$1,755

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $268 million and $257 million at December 31, 2017 and 2016, respectively.

There was less than $1 million of accumulated depreciation on real estate for the years ended December 31, 2017 or 2016. There was less than $1 million of depreciation expense for the years ended December 31, 2017, 2016 and 2015.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2017 and 2016, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2017 and 2016, the Company had $91 million and $128 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $17 million and $32 million of unfunded commitment as of December 31, 2017 and 2016, respectively. During 2017, 2016 and 2015, the Company recorded amortization on these investments under the proportional amortization method of $36 million, $32 million, and $40 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $34 million, $42 million, and $49 million for 2017, 2016 and 2015, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

26

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Variable Interest Entities

The following table presents the carrying value of assets and liabilities of all of the Company's consolidated VIEs at December 31, 2017 and 2016 (in millions):

	2017			2016
Consolidated Statements of Financial Position Line Item	Managed VIEs	Other Consolidated VIEs	Total	Managed VIEs	Other Consolidated VIEs	Total

Other investments	$261	$44	$305	$204	$45	$249
Cash and cash equivalents	6	—	6	7	—	7
Investment income due and accrued	4	—	4	1	—	1
Other assets	—	—	—	—	—	—
Total assets	$271	$44	$315	$212	$45	$257

Debt	$—	$44	$44	$—	$45	$45
Other liabilities	59	—	59	55	—	55
Total liabilities	$59	$44	$103	$55	$45	$100

Managed VIEs

The Company invests in securities issued by certain collateralized and other investment structures. These structures are managed by the affiliates of the Company for which they earn a fee income. The Company analyzes these relationships to determine whether it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits of the entity that could be potentially significant and thus determined to be the primary beneficiary. This analysis includes a review of the affiliates’ rights and responsibilities as investment manager, the fees received by the affiliates and other interest (if any) held by the affiliates and the Company. The Company is not required to provide, and has not provided, material financial or other support to any VIE for which the affiliates are the investment manager.

The Company has analyzed these relationships and determined that it is the primary beneficiary for certain collateralized and other investment structures and consolidates these entities. The assets of these VIEs are restricted and must be used to settle liabilities of the VIE. Creditors have no recourse against the Company in the event of default by these VIEs, nor does the Company have any significant implied or unfunded commitments to these VIEs.
The Company’s financial or other support provided to these VIEs is limited to its original investment. The Company’s maximum exposure to loss resulting from its relationship with the VIEs managed by its affiliates is limited to its investment in the structures. At December 31, 2017 and 2016, the Company’s maximum exposure to loss was $111 million and $149 million, respectively.

Other Consolidated VIEs

At December 31, 2017 and 2016, the Company consolidated other VIEs for which it was determined to be the primary beneficiary. These VIEs consisted of certain entities where the affiliates of the Company are not the investment manager. Creditors have no recourse against the Company in the event of default by these VIEs. The Company’s maximum exposure to loss resulting from its relationship with these structures is limited to its investment. At December 31, 2017 and 2016, the Company’s maximum exposure to loss was $43 million.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited

27

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $30,678 million and $28,850 million at December 31, 2017 and 2016, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its maximum exposure to loss associated with these entities was $576 million and $536 million at December 31, 2017 and 2016, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the Other investments section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $13 million and $19 million at December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, and equity risk. These derivative instruments include foreign currency forwards, interest rate futures, interest rate and equity options, and interest rate, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are executed through regulated exchanges and require daily posting of initial and variation margin When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

28

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2017 and 2016 (in millions):

	2017
	Gross amounts of recognized derivative instruments [1]	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$249	$(7)	$241	$(81)	$(156)	$—	$4
Liabilities	$(115)	$—	$(115)	$81	$28	$—	$(6)

	2016
	Gross amounts of recognized derivative instruments [1]	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$458	$—	$458	$(37)	$(405)	$(10)	$6
Liabilities	$(43)	$—	$(43)	$37	$3	$—	$(4)

1 The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2017, the Company estimates that it would not have had to post additional collateral for a one notch downgrade in the Company’s credit rating, and would have had to post additional collateral of $5 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2017 and 2016 (in millions):

		2017			2016

		Fair Value [2,3]			Fair Value [2,3]
	Primary Risk Exposure	Notional Amount (1)	Asset	Liability	Notional Amount (1)	Asset	Liability

Derivatives Qualifying and Designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$9	$—	$68	$13	$—
Interest rate swaps	Interest	12	—	—	12	4	—
Total derivatives qualifying and designated		80	9	—	80	17	—

Derivatives Not Designated:
Interest rate options	Interest	23,983	6	—	29,876	24	—
Equity options	Equity	652	32	—	652	53	—
Equity swaps	Equity	93	7	—	93	5	2
Foreign currency forwards	Currency	117	1	1	114	5	—
Foreign currency swaps	Currency	2,594	162	83	2,287	325	7
Futures	Interest	14	—	—	8	—	—
Interest rate swaps	Interest	3,569	25	31	3,662	29	34
Total derivatives not designated		31,022	233	115	36,692	441	43
Total derivatives		$31,102	$242	$115	$36,772	$458	$43

1 Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.
2 The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.
3 Effective January 3, 2017, the Chicago Mercantile Exchange (CME) amended its rulebook to legally characterize variation margin payments for over-the-counter derivatives they clear as settlements rather than collateral. Previously, any variation margin received or paid on derivative assets and liabilities, respectively, was shown gross on the balance sheet in other liabilities and other assets, respectively. The change in characterization of variation margin reduced gross derivative assets by $7, gross derivative liabilities by $0, accrued investment income by $0 million and accrued investment expenses by $0 million.

Interest Rate Risk Management

The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Inflation swaps are used by the Company to hedge inflation risk of certain policyholder liabilities linked to the U.S. Consumer Price Index.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company’s fixed income portfolio.
Interest rate futures are exchange traded contracts to buy or sell at a specific price at a future date.

30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling, if applicable.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Gain (loss) recognized in OCI (effective portion)[1]	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
2017
Foreign currency swaps	$(4)	$(4)	$1
Interest rate swaps	—	2	—
Total	$(4)	$(2)	$1

2016
Foreign currency swaps	$(7)	$9	$1
Interest rate swaps	—	1	1
Total	$(7)	$10	$2

2015
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

1 The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2017, 2016 and 2015, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

31

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2017, 2016 and 2015.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2017	2016	2015
Balance, beginning of year	$15	$34	$13
(Losses) gains deferred in AOCI on the effective portion of cash flow hedges	(4)	(7)	24
Losses (gains) reclassified to net income	1	(12)	(3)
Balance, end of year	$12	$15	$34

At December 31, 2017, there were gains of $1 million on derivatives in AOCI which are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains (losses) for the years ended December 31, 2017, 2016 and 2015 (in millions):

Derivative Type	2017	2016	2015

Interest rate options	$(18)	$(4)	$(16)
Equity options	—	(13)	(2)
Equity swaps	(14)	7	(4)
Foreign currency forwards	(10)	5	3
Foreign currency swaps	(199)	144	165
Interest rate swaps	20	12	36
Total	$(221)	$151	$182

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2017 and 2016, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2017 and 2016 (in millions):

	Consolidated Statements of Financial Position Line Item
		2017	2016

Guaranteed minimum accumulation benefits[1]	Policyholders’ account balances	$33	$180
Other[1]	Other liabilities	3	$3
Total		$3	$3

1 For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015

Interest credited to policyholders’ account balances	$(147)	$25	$(26)
Net revenue from reinsurance	$—	$1	$2

NOTE 8 – SEPARATE ACCOUNTS
Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $32,766 million and $28,819 million at December 31, 2017 and 2016, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $2,326 million and $1,988 million at December 31, 2017 and 2016, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company's assets and liabilities recorded at fair value, except certain assets for which the NAV per share is used as a practical expedient, are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of the inputs used in measuring the fair value. The level is determined based on the lowest level input that is significant to the fair value measurement.

33

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value of its financial instruments.
Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company's Investment Management group, Controller's, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

34

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2017 and 2016 (in millions):

	2017
	Level 1	Level 2	Level 3	NAV as a Practical Expedient[3]	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$982	$—	$—	$982
U.S. government corporations and agencies	—	1,137	12	—	1,149
U.S. agency mortgage-backed and asset-backed securities	—	16,750	1	—	16,751
Foreign governments	—	343	4	—	347
U.S. corporate	—	43,101	66	—	43,167
Affiliated bonds	—	—	1,989	—	1,989
Foreign corporate	—	9,921	13	—	9,934
Non-agency residential mortgage-backed securities	—	967	7	—	974
Non-agency commercial mortgage-backed securities	—	5,550	338	—	5,888
Non-agency asset-backed securities	—	6,213	765	—	6,978
Total fixed maturities - available-for-sale	—	84,964	3,195	—	88,159
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	438	—	—	438
Foreign corporate	—	1,902	—	—	1,902
Non-agency residential mortgage-backed securities	—	3	—	—	3
Non-agency commercial mortgage-backed securities	—	34	2	—	36
Non-agency asset-backed securities	—	23	21	—	44
Total fixed maturities - securities, at fair value	—	2,405	23	—	2,428
Equity securities - available-for-sale
Common stock	—	—	25	—	25
Non-redeemable preferred stock	—	—	16	—	16
Total equity securities - available-for-sale	—	—	41	—	41
Equity securities - securities, at fair value
Common stock	701	—	4	—	705
Non-redeemable preferred stock	—	2	—	—	2
Mutual funds	423	—	1	7	431
Total equity securities - securities, at fair value	1,124	2	5	7	1,138
Derivative assets	—	228	13	—	241
Securities purchased under agreements to resell	—	223	—	—	223
Investments, at fair value of consolidated
investment companies	132	236	1	—	369
Other invested assets	—	46	—	—	46
Cash equivalents	200	1,964	—	—	2,164
Short-term investments	—	15	—	—	15
Separate account assets	34,835	—	—	257	35,092
Total assets accounted for at fair value on a recurring basis	$36,291	$90,083	$3,278	$264	$129,916

Policyholders’ account balances [1]	$—	$—	$33	$—	$33
Derivative liabilities	—	115	3	—	118
Total liabilities accounted for at fair value on a recurring basis [2]	$—	$115	$36	$—	$151

1 Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
2 Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
3 The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

35

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Level 1	Level 2	Level 3	NAV as a Practical Expedient[3]	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,654	$—	$—	$1,654
U.S. government corporations and agencies	—	1,213	24	—	1,237
U.S. agency mortgage-backed and asset-backed securities	—	15,552	2	—	15,554
Foreign governments	—	357	6	—	363
U.S. corporate	—	38,072	101	—	38,173
Affiliated bonds	—	—	1,816	—	1,816
Foreign corporate	—	10,566	2	—	10,568
Non-agency residential mortgage-backed securities	—	983	6	—	989
Non-agency commercial mortgage-backed securities	—	5,067	232	—	5,299
Non-agency asset-backed securities	—	5,921	982	—	6,903
Total fixed maturities - available-for-sale	—	79,385	3,171	—	82,556
Fixed maturities - securities, at fair value
U.S. agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	326	—	—	326
Foreign corporate	—	1,492	—	—	1,492
Non-agency residential mortgage-backed securities	—	4	—	—	4
Non-agency commercial mortgage-backed securities	—	41	2	—	43
Non-agency asset-backed securities	—	51	2	—	53
Total fixed maturities - securities, at fair value	—	1,919	4	—	1,923
Equity securities - available-for-sale
Common stock	—	—	19	—	19
Non-redeemable preferred stock	—	1	14	—	15
Total equity securities - available-for-sale	—	1	33	—	34
Equity securities - securities, at fair value
Common stock	559	—	2	—	561
Mutual funds	359	—	—	5	364
Total equity securities - securities, at fair value	918	—	2	5	925
Derivative assets	—	429	29	—	458
Securities purchased under agreements to resell	—	298	—	—	298
Investments, at fair value of consolidated
investment companies	181	31	—	—	212
Other invested assets	—	15	—	—	15
Cash equivalents	119	1,671	—	—	1,790
Short-term investments	—	90	—	—	90
Separate account assets	30,444	—	—	363	30,807
Total assets accounted for at fair value on a recurring basis	$31,662	$83,839	$3,239	$368	$119,108

Policyholders’ account balances [1]	$—	$—	$180	$—	$180
Derivative liabilities	—	41	2	—	43
Total liabilities accounted for at fair value on a recurring basis [2]	$—	$41	$182	$—	$223

1 Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
2 Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
3 The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

36

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and Securities at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach by using a discounted cash flow model or a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets.
Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.
For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account. The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (“NAV”) using NAV as a practical expedient.

38

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria(in millions):

		2017
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	$—	Monthly ,Quarterly and Semi- annual	180 days or less
Hedge Fund	Sector Investing	$23	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$7	$—	Weekly	5 days (Assets subject to lock up periods)

		2016
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$337	$—	Monthly, Quarterly, Semi-annual, Annual	180 days or less
Hedge Fund	Sector Investing	$24	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$5	$—	Weekly	5 days (Assets subject to lock up periods)

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

39

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2017 and 2016 (in millions):

	2017
	Internal [1]	External [2]	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$12	$12
U.S. agency mortgage-backed and asset-backed securities	—	1	1
Foreign governments	—	4	4
U.S. corporate	24	42	66
Affiliated bonds	1,989	—	1,989
Foreign corporate	—	13	13
Non-agency residential mortgage-backed securities	1	6	7
Non-agency commercial mortgage-backed securities	78	260	338
Non-agency asset-backed securities	75	690	765
Total fixed maturities - available-for-sale	2,167	1,028	3,195
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	21	21
Total fixed maturities - securities, at fair value	—	23	23
Equity securities
Common stock	28	1	29
Non-redeemable preferred stock	16	—	16
Mutual Funds	—	1	1
Total equity securities	44	2	46
Investments, at fair value of consolidated investment companies		1	1
Derivative assets	—	13	13
Total assets accounted for at fair value on a recurring basis	$2,211	$1,067	$3,278

Policyholders’ account balances	$33	$—	$33
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$33	$3	$36

1 Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.
2 Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

40

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	6	6
U.S. corporate	49	52	101
Affiliated bonds	1,816	—	1,816
Foreign corporate	—	2	2
Non-agency residential mortgage-backed securities	—	6	6
Non-agency commercial mortgage-backed securities	123	109	232
Non-agency asset-backed securities	168	814	982
Total fixed maturities - available-for-sale	2,156	1,015	3,171
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	2	2
Total fixed maturities - securities, at fair value	—	4	4
Equity securities
Common stock	20	1	21
Non-redeemable preferred stock	14	—	14
Total equity securities	34	1	35
Derivative assets	—	29	29
Total assets accounted for at fair value on a recurring basis	$2,190	$1,049	$3,239

Policyholders’ account balances	$180	$—	$180
Derivative liabilities	—	2	2
Total liabilities accounted for at fair value on a recurring basis	$180	$2	$182

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2017 and 2016 ($ in millions):

	2017
	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average

Assets:
U.S. corporate	$24	Discounted Cash Flow	Discount Rate	2.7%-18.5%	5.5%

Affiliated bonds	$1,989	Discounted Cash Flow	Discount Rate	4.26%

Non-agency asset-backed securities	$75	Discounted Cash Flow	Discount Rate	4.0%-9.9%	5.6%

Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	3.6%-3.9%	3.7%

Equity securities	$18	Market Comparable	Revenue Multiple	4.4x-15.3x

Liabilities:
Policyholders’ account balances	$33	Discounted Cash Flow	Discount Rate	2.0%-6.8%
		(GMAB)	Equity Returns	1.2%-9.2%
			Equity Volatility Curve	16.2%-75.5%
			Lapse Rate	1.0%-31.5%
			Mortality Rate	0.0%-50.0%
			Utilization Rate	0%-100%
			Withdrawal Rate	2.5%-8.3.%

42

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average

Assets:
U.S. corporate	$49	Discounted Cash Flow	Discount Rate	2.2% - 13.8%	10%

Affiliated bonds	$1,816	Discounted Cash Flow	Discount Rate	4.25%

Non-agency asset-backed securities	$168	Discounted Cash Flow	Discount Rate	3.5% - 10.4%	6.5%

Non-agency commercial mortgage-backed securities	$123	Discounted Cash Flow	Discount Rate	3.1% - 12.0%	3.9%

Equity securities	$9	Market Comparable	Price to Book Multiple	0.62x
		Market Comparable	Revenue Multiple	5.6x - 26.1x

Liabilities:
Policyholders’ account balances	$180	Discounted Cash Flow	Discount Rate	1.5%-7.9%
		(GMAB)	Equity Returns	1.5%-7.3%
			Equity Volatility Curve	17.5%-62.1%
			Lapse Rate	1.0%-32.0%
			Mortality Rate	0.1%-50.0%
			Utilization Rate	0%-100.0%
			Withdrawal Rate	2.5%-8.3%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2017 and therefore cost of $1,989 million and $1,816 million, for 2017 and 2016, respectively approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock, refer to Note 17 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not an observable market for the FHLB of Pittsburgh stock are held at cost and, these securities have been classified as Level 3. The cost basis of the FHLB of Pittsburgh stock was $26 million and $24 million as of December 31, 2017 and 2016, respectively.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2017 and 2016.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2017 and 2016, the Company transferred $154 million and $228 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2017 and 2016. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $531 million and $526 million during the years ended December 31, 2017, and 2016, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2017 and 2016.

44

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2017, 2016 and 2015 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds

Fair Value, December 31, 2014	$24	$27	$8	$266	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(1)	—
Net investment income[1]	—	(1)	—	—	—
Other comprehensive loss	—	—	—	3	1,707
Sales	—	(6)	—	(15)	—
Settlements	—	—	(1)	(8)	—
Transfers into Level 3[2]	—	—	—	3	—
Transfers out of Level 3[2]	—	(18)	—	(141)	—
Fair Value, December 31, 2015	24	2	7	107	1,707
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(16)	—
Net investment income[1]	—	—	—	(1)	—
Other comprehensive loss	—	—	—	10	36
Purchases	—	—	—	14	555
Sales	—	—	—	—	—
Issuances	—	—	—	(16)	—
Settlements	—	—	(1)	(34)	(482)
Transfers into Level 3[2]	—	—	—	84	—
Transfers out of Level 3[2]	—	—	—	(47)	—
Fair Value, December 31, 2016	24	2	6	101	1,816
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(5)	—
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	(1)	—	—	—	78
Purchases	—	1	—	15	346
Sales	—	—	—	(33)	—
Issuances	—	—	—	—	—
Settlements	(11)	—	(2)	(17)	(251)
Transfers into Level 3[2]	—	—	—	26	—
Transfers out of Level 3[2]	—	(2)	—	(21)	—
Fair Value, December 31, 2017	$12	$1	$4	$66	$1,989

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

45

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Foreign corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities- available-for-sale

Fair Value, December 31, 2014	$41	$16	$195	$817	$1,394
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(2)	—	(1)
Net investment income[1]	—	—	—	—	(1)
Other comprehensive loss	—	(1)	—	(7)	(9)
Purchases	—	—	233	446	2,389
Sales	—	(1)	(1)	—	(23)
Settlements	(18)	(6)	(12)	(90)	(135)
Transfers into Level 3[2]	—	—	2	33	38
Transfers out of Level 3[2]	(23)	—	—	(358)	(540)
Fair Value, December 31, 2015	—	9	415	841	3,112
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(1)	(14)	(31)
Net investment income[1]	—	—	—	—	(1)
Other comprehensive loss	—	—	(1)	7	52
Purchases	2	(1)	37	444	1,051
Sales	—	—	—	—	—
Issuances	—	—	—	—	(16)
Settlements	—	(3)	(3)	(159)	(682)
Transfers into Level 3[2]	—	1	3	114	202
Transfers out of Level 3[2]	—	—	(218)	(251)	(516)
Fair Value, December 31, 2016	2	6	232	982	3,171
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(11)	(16)
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	—	—	—	11	88
Purchases	12	—	143	400	917
Sales	(1)	—	—	(31)	(65)
Issuances	—	—	—	—	—
Settlements	—	(1)	(2)	(232)	(516)
Transfers into Level 3[2]	—	2	—	118	146
Transfers out of Level 3[2]	—	—	(35)	(472)	(530)
Fair Value, December 31, 2017	$13	$7	$338	$765	$3,195

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

46

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - securities, at fair value	Common stock	Non-redeemable preferred stock

Fair Value, December 31, 2014	$2	$4	$6	$2	$2
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	(1)	—	—
Net investment income[1]	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchase	—	—	—	26	3
Sales	—	—	—	(1)	—
Settlements	—	—	—	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—	—
Fair Value, December 31, 2015	2	3	5	26	5
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	—	—
Net investment income[1]	—	—	—	—	—
Other comprehensive loss	—	—	—	—	3
Purchases	—	2	2	2	6
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	(3)	(3)	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	(7)	—
Fair Value, December 31, 2016	2	2	4	21	14
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—		—	1	—
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	—	—	—	—	2
Purchases	—	20	20	3	—
Sales	—	—	—	(3)	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3[2]	—	—	—	7	—
Transfers (out of) Level 3[2]	—	(1)	(1)	—	—
Fair Value, December 31, 2017	$2	$21	$23	$29	$16

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

47

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Mutual fund	Total equity securities	Derivative Assets	Investments, at fair value, of consolidated investment companies

Fair Value, December 31, 2014	$—	$4	$4	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(6)	—
Net investment income[1]	—	—	—	—
Other comprehensive loss	—	(1)	—	—
Purchases	3	32	2	—
Sales	—	(1)	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—
Fair Value, December 31, 2015	3	34	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	—
Net investment income[1]	—	—	—	—
Other comprehensive loss	—	3	—	—
Purchases	—	8	3	—
Sales	—	—	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	—	26	—
Transfers (out of) Level 3[2]	(3)	(10)	—	—
Fair Value, December 31, 2016	—	35	29	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(16)	—
Net investment income[1]	—	—	—	—
Other comprehensive income/(loss)	—	2	—	—
Purchases	—	3	—	1
Sales	—	(3)	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	8	—	—
Transfers (out of) Level 3[2]	1	—	—
Fair Value, December 31, 2017	$1	$46	$13	$1

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

48

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Separate account assets	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2014	$260	$1,668	$181	$—	$181
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(8)	—	3	3
Net investment income[1]	—	(1)	(62)	—	(62)
Other comprehensive loss	—	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	2,423	—	—	—
Sales	—	(24)	38	—	38
Settlements	—	(135)	—	—	—
Transfers into Level 3[2]	—	38	—	—	—
Transfers (out of) Level 3[2]	(260)	(800)	—	—	—
Fair Value, December 31, 2015	—	3,151	155	3	158
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	(1)	(1)
Net investment income[1]	—	(1)	(14)	—	(14)
Other comprehensive loss	—	55	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	1,064	40	—	40
Sales	—	—	—	—	—
Issuances	—	(16)	—	—	—
Settlements	—	(685)	(1)	—	(1)
Transfers into Level 3[2]	—	228	—	—	—
Transfers (out of) Level 3[2]	—	(526)	—	—	—
Fair Value, December 31, 2016	—	3,239	180	2	182
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	1	1
Net investment income[1]	—	—	(185)	—	(185)
Other comprehensive income/(loss)	—	90	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	941	—	—	—
Sales	—	(68)	42	—	42
Issuances	—	—	—	—	—
Settlements	—	(516)	(4)	—	(4)
Transfers into Level 3[2]	—	154	—	—	—
Transfers (out of) Level 3[2]	—	(531)	—	—	—
Fair Value, December 31, 2017	$—	$3,278	$33	$3	$36
1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

49

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2017, 2016 and 2015 by category for Level 3 assets still held at December 31, 2017, 2016 and 2015, respectively (in millions):

	2017
	U.S. corporate	Affiliated bonds	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment (losses) gains	$(2)	$—	$(4)	$(6)
Net investment income	—	—	—	—
Other comprehensive income/(loss)	—	81	13	94
Total change in unrealized (losses) gains	$(2)	$81	$9	$88

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(5)
Net investment income	—	(1)
Other comprehensive income	2	96
Total change in unrealized gains (losses)	$2	$90

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2017.

50

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(16)	$—	$(1)	$(14)	$(31)
Net investment loss	(1)	—	—	—	(1)
Other comprehensive income	11	36	(1)	7	53
Total change in unrealized gains (losses)	$(6)	$36	$(2)	$(7)	$21

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(31)
Net investment loss	—	(1)
Other comprehensive income	3	20
Total change in unrealized gains (losses)	$3	$24

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2016.

51

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years ended and still held at December 31, 2017 and 2016 (in millions):

2017
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$—	$—

2016
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

52

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2017 and 2016 are presented below (in millions):

	2017
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$14,421	$—	$—	$14,750	$14,750
Cash	46	46	—	—	46
Other invested assets	185	—	68	139	207
Other assets	756	—	756	—	756

Liabilities
Policyholders’ account balances - investment contracts	$43,456	$—	$—	$42,349	$42,349
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	173	—	173	—	173
Debt	1	—	1	—	1

	2016
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$13,705	$—	$—	$13,972	$13,972
Senior secured commercial loans	7	—	—	7	7
Cash	65	65	—	—	65
Other invested assets	207	—	53	182	235
Other assets	705	—	705	—	705

Liabilities
Policyholders’ account balances - investment contracts	$40,556	$—	$—	$39,655	$39,655
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	398	—	398	—	398
Debt	1	—	1	—	1

53

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

These assets include collateral posted on derivative transactions, third-party loans, and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

54

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Fixed maturities	$3,393	$3,299	$3,139
Equity securities	36	23	18
Mortgage loans	616	591	548
Policy loans	53	57	57
Other investments	72	34	129
Gross investment income	4,170	4,004	3,891
Investment expenses	(147)	(133)	(124)

Net investment income	$4,023	$3,871	$3,767

For the years ended December 31, 2017, 2016 and 2015, Net investment gains (losses) were as follows (in millions):

	2017	2016	2015
Fixed maturities
Total OTTI losses	$(55)	$(119)	$(107)
Portion of OTTI losses recognized in OCI	12	14	13
Net OTTI losses on fixed maturities recognized in earnings	(43)	(105)	(94)
All other (losses) gains	384	(23)	(29)
Fixed maturities, net	341	(128)	(123)
Equity securities	145	45	(20)
Mortgage loans	(2)	(2)	(3)
Limited partnerships and other invested assets	(5)	—	—
Derivative instruments	(203)	159	182
Other	(2)	16	24
Net investment gains	$274	$90	$60

The net investment losses on Securities, at fair value (both fixed maturities and equity securities) amounted to $(462) million, $25 million and $212 million for the years ended December 31, 2017, 2016 and 2015, respectively. Of these losses, $(408) million, $5 million and $196 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $156 million, $111 million and $193 million for the years ended December 31, 2017, 2016 and 2015, respectively; and realized losses were $65 million, $68 million and $32 million, respectively. Realized gains on sales of available-for-sale equity securities were $1 million, $10 million and $9 million for the years ended December 31, 2017, 2016 and 2015, respectively; and realized losses were $0 million, $0 million and $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $0 million, less than $0 million and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

55

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2017 and 2016 (in millions):

			2017
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$419	$3	$242	$7	$661	$10
U.S. government corporations and agencies	39	—	229	7	268	7
U.S. agency mortgage-backed and asset-backed securities	2,796	29	3,501	159	6,297	188
Foreign governments	53	—	28	1	81	1
U.S. corporate	5,530	56	3,678	132	9,208	188
Foreign corporate	1,017	13	1,018	37	2,035	50
Non-agency residential mortgage-backed securities	26	1	138	5	164	6
Non-agency commercial mortgage-backed securities	1,295	9	924	34	2,219	43
Non-agency asset-backed securities	1,520	9	746	18	2,266	27
Total fixed maturities	$12,695	$120	$10,504	$400	$23,199	$520

			2016
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$1,204	$29	$—	$—	$1,204	$29
U.S. government corporations and agencies	252	13	—	—	252	13
U.S. agency mortgage-backed and asset-backed securities	5,109	213	306	20	5,415	233
Foreign governments	48	1	—	—	48	1
U.S. corporate	9,730	375	1,010	65	10,740	440
Foreign corporate	2,490	66	455	42	2,945	108
Non-agency residential mortgage-backed securities	96	2	275	14	371	16
Non-agency commercial mortgage-backed securities	1,824	59	266	8	2,090	67
Non-agency asset-backed securities	2,337	50	1,170	20	3,507	70
Total fixed maturities	$23,090	$808	$3,482	$169	$26,572	$977

At December 31, 2017, the unrealized loss amount consisted of approximately 2,918 different fixed maturities and 1 equity security.

At December 31, 2017, unrealized losses on investment grade fixed maturities were $454 million or 87% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $67 million or 13% of the Company’s total fixed maturities’ unrealized losses at December 31, 2017.

56

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $44 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $5 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $38 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Fixed maturities, available-for-sale - all other	$2,826	$1,838	$1,690
Fixed maturities on which an OTTI loss has been recognized	75	58	22
Total fixed maturities	2,901	1,896	1,712
Equity securities, available-for-sale	5	2	8
Derivatives designated as cash flow hedges	11	15	34
Other investments	5	2	2
Subtotal	2,922	1,915	1,756
Amounts recognized for:
DAC	(438)	(321)	(279)
Other assets (sales inducements)	(3)	(5)	(7)
Policyholders’ account balances and future policy benefits	45	39	33
Deferred taxes	(531)	(569)	(525)
Net unrealized gains on investments	$1,995	$1,059	$978

57

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2017, 2016 and 2015, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, were as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$34	$(1)	$—	$—	$(11)	$22
Net investment (losses) gains on investments arising during the period	(10)	—	—	—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—	—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income [1]	—	—	—	—	—	—
Impact of net unrealized investment losses (gains) on DAC and sale inducements	—	2	—	—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2015	22	1	—	—	(7)	16
Net investment gains (losses) on investments arising during the period	50	—	—	—	(17)	33
Reclassification adjustment for (gains) losses included in net income	(6)	—	—	—	2	(4)
Reclassification adjustment for OTTI losses excluded from net income [1]	(8)	—	—	—	3	(5)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(6)	—	—	2	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2016	58	(5)	—	—	(17)	36
Change in accounting principle - reclass of stranded tax effects	—	—	—	—	6	6
Net investment gains (losses) on investments arising during the period	15	—	—	—	(1)	14
Reclassification adjustment for (gains) losses included in net income	—	—	—	—	—	—
Reclassification adjustment for OTTI losses excluded from net income [1]	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(2)	—	—	—	(2)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2017	$73	$(7)	$—	$—	$(12)	$54

*Amounts less than $1 million.

1 Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments[1]	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042
Net investment (losses) gains on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for losses (gains) included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income [2]	—	—	—	—	—	—
Impact of net unrealized investment losses (gains) on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	1,734	(281)	(7)	34	(518)	962
Net investment gains (losses) on investments arising during the period	193	—	—	—	(68)	125
Reclassification adjustment for (gains) losses included in net income	(78)	—	—	—	27	(51)
Reclassification adjustment for OTTI losses excluded from net income [2]	8	—	—	—	(3)	5
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(35)	2	—	12	(21)
Impact of net unrealized investment losses (gains) on policyholders’ account balances and future policy benefits	—	—	—	5	(2)	3
Balance, December 31, 2016	1,857	(316)	(5)	39	(552)	1,023
Change in accounting principle - reclass of stranded tax effects	—	—	—	—	302	302
Net investment gains (losses) on investments arising during the period	944	—	—	—	(285)	659
Reclassification adjustment for losses (gains) included in net income	48	—	—	—	(14)	34
Reclassification adjustment for OTTI losses excluded from net income [2]	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(115)	2	—	34	(79)
Impact of net unrealized investment losses (gains) on policyholders’ account balances and future policy benefits	—	—	—	6	(2)	4
Balance, December 31, 2017	$2,849	$(431)	$(3)	$45	$(517)	$1,943

1 Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.
2 Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

59

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2017	2016
Balance at beginning of year	$182	$158
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	7	34

Additional credit loss impairments recognized in the current period on securities previously impaired	7	6

Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(43)	(16)
Balance at end of year	$153	$182

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign CTA	Net Unrealized Investment Gains (Losses)[1]	Net Unrealized Gains (Losses) on OTTI Fixed Maturity Investments	Total AOCI
Balance, December 31, 2014	$—	$2,042	$22	$2,064
Change in net unrealized investment losses, net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	(3)	962	16	975
Change in net unrealized investment gains, net of related offsets, reclassification adjustments and income taxes	—	61	20	81
Balance, December 31, 2016	(3)	1,023	36	1,056
Change in accounting principle - reclass of stranded tax effects	—	302	6	308
Change in net unrealized investment gains, net of related offsets, reclassification adjustments and income taxes	—	616	12	628
Balance, December 31, 2017	$(3)	$1,941	$54	$1,992

1 Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$—	$(1)	$1	Net investment income
Interest rate swaps	(2)	(1)	—	Net investment gains (losses)
Currency swaps	(1)	(1)	2	Net investment income
Currency swaps	4	(10)	—	Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	—	(6)	(2)	Net investment gains (losses)
All other	47	(65)	66	Net investment gains (losses)
	48	(84)	67	Total before tax
	14	(29)	23	Income tax benefit (expense)
Total reclassifications for the period	$34	$(55)	$44	Net income

1 Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $968 million, $820 million and $823 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans and real estate portfolio acquired through foreclosure (“REO Portfolio”) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Portfolio, a participation in the ownership of the REO Property (“REO Ownership Interest”)). Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2017, 2016 and 2015, the total cost for these services amounted to $125 million, $119 million and $110 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Operating expenses. The Company also has investment management agreements with certain affiliates, including GoldPoint Partners LLC, Ausbil Investment Management Limited, and Credit Value Partners LLC.

61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

New York Life Investment Management (“NYLIM”) has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $37 million, $34 million and $35 million for the years ended December 31, 2017, 2016 and 2015, respectively, and was included in Fees-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $14 million, $15 million and $33 million for the years ended December 31, 2017, 2016 and 2015, respectively.

On October 1, 2017, the Company entered into a service agreement with its affiliate, Candriam Luxembourg (“Candriam”), whereby Candriam will provide certain investment fund research for the Company. The research provided by Candriam covers certain non-proprietary funds supporting the Company’s variable universal life insurance and annuity products.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2017, 2016 and 2015, the Company received service fees of $44 million, $39 million and $39 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life insurance policies. For the years ended December 31, 2017, 2016 and 2015, the Company incurred commission expense to Securities’ registered representatives of $119 million, $119 million and $139 million, respectively.

The Company has a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life insurance and variable annuity sales and in-force business. For the years ended December 31, 2017, 2016 and 2015, the Company incurred an expense of $43 million, $48 million and $51 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life insurance policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $19 million, $23 million and $41 million for the years ended December 31, 2017, 2016 and 2015, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), an indirect wholly owned subsidiary of New York Life, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2017 and 2016, the Company had no outstanding loan balance to NYLCC. During 2017, 2016 and 2015, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2017, 2016 and 2015, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2017, 2016 and 2015, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January

62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. During 2015, the Company received interest payments from MCF totaling $100 million, which are included in Net investment income. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon was due in full on July 1, 2025. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had outstanding balances for the Company of $1,875 million and $1,780 million at December 31, 2017 and 2016, respectively, and were reported in Fixed maturities, available-for-sale. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025. During 2017 and 2016, the Company recorded interest income from MCF totaling $79 million and $75 million, respectively. For 2017 and 2016, MCF paid a dividend of $63 million and $56 million to the Company.

The Company had purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2017 and 2016, the Company did not purchase any new loans. At December 31, 2017, all collateralized loans were fully paid down to zero. There were no remaining unfunded commitments and there is no intention of future participation in these collateralized loans. At December 31, 2016, the Company held loans with an outstanding balance of $7 million and had commitments to fund additional amounts on these existing loans of $2 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.36% to 6.64%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2017 and 2016, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $7,431 million and $6,808 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2017. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2017 and 2016, the policyholder reserves related to these contracts amounted to $158 million and $160 million, respectively and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2017 and 2016, the policyholder reserves balances for these policies amounted to $3,969 million and $3,725 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2017 and 2016, the policyholder liability balances for these policies amounted to $411 million and $364 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the acquisition of an office building in 2017 by REEP-OFC 2300 Empire LLC and a pledge of an unleveraged equity interest in the owner of Retreat at Seven Bridges, an existing multifamily property, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC 2300 Empire LLC and REEP-MF Woodridge

63

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

IL LLC.  The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the year ended December 31, 2017, interest earned amounted to $1 million.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC.  The interest-only loan, expected to be due and payable on August 10, 2022 was paid off in October 2017.For each of the years ended December 31, 2017, 2016 and 2015, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2017, 2016 and 2015, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2017 and 2016, the Company recorded amounts payable to parent and affiliates of $335 million and $239 million, respectively, and is included in Other liabilities. At December 31, 2017 and 2016, the Company recorded amounts due from parent and affiliates of $31 million and $33 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Deferred annuities	$45,841	$43,241
Universal life contracts	30,673	29,425
Other	1,275	1,353

Total policyholders’ account balances	$77,789	$74,019

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances at December 31, 2017:

Product	Interest Rate
Deferred annuities	0.05% to 6.91%
Universal life contracts	2.60% to 8.00%

64

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Future Policy Benefits

Future policy benefits at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Life insurance:
Taiwan business - 100% coinsured	$1,512	$1,320
Other life insurance	300	262
Total life insurance	1,812	1,582
Individual and group payout annuities	20,318	18,629
Other contract liabilities	116	81
Total future policy benefits	$22,246	$20,292

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2017:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	2.53% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Guaranteed Minimum Benefits

At December 31, 2017 and 2016, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provide an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value at the end of the guarantee period equal to 100% or 150% of the initial premium (adjusted for withdrawals), depending on the length of the guarantee period selected at issue. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset and the guaranteed period starts over. Older contracts must be surrendered

65

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

in order to receive the minimum contract value. Newer policies may pay out the higher of the GMDB and GMAB amount upon death, depending on the age of the contract and the guaranteed period selected.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2017 and 2016 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2017
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$21,353	$6,537	$54	$9,913	$1,524	$220
Net amount at risk	$19	$59	$7	$93	$10	$—
Average attained age of contract holders	59	59	69	65	62	60

	2016
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$18,270	$5,839	$56	$9,874	$1,520	$226
Net amount at risk	$48	$84	$6	$172	$19	$1
Average attained age of contract holders	55	58	68	61	62	60

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2015	$74	$155	$2	$6	$237
Incurred guarantee benefits	(21)	26	—	(2)	3
Paid guarantee benefits	(7)	(1)	—	—	(8)
Balance at December 31, 2016	46	180	2	4	232
Incurred guarantee benefits	3	(143)	—	(1)	(141)
Paid guarantee benefits	(3)	(4)	—	—	(7)
Balance at December 31, 2017	$46	$33	$2	$3	$84

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the additional liability, with a related charge or credit recorded to increase in liabilities for Future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

66

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following table presents the aggregate fair value of assets at December 31, 2017 and 2016, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2017
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$16,157	$4,440	$30	$133
Fixed income	6,651	2,074	12	64
Balanced	4,861	1,324	8	23
Total separate account	27,669	7,838	50	220
General account	3,597	223	4	—
Total	$31,266	$8,061	$54	$220

	2016
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$13,722	$3,923	$30	$134
Fixed income	6,222	1,926	14	70
Balanced	4,379	1,247	8	22
Total separate account	24,323	7,096	52	226
General account	3,821	263	4	—
Total	$28,144	$7,359	$56	$226

Fixed Annuity Contracts - GLWB

The Company issues fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

At December 31, 2017 and 2016, the GLWB liability was $54 million and $17 million, respectively.

67

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $197 million and $162 million at December 31, 2017 and 2016, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
Balance at beginning of year	$3,412	$3,530	$3,041

Current year additions	507	461	514
Amortization - current year	(447)	(522)	(435)
Amortization - impact of assumption and experience unlocking	(105)	(16)	(37)
Balance at end of year before related adjustments	3,367	3,453	3,083

Adjustment for changes in unrealized net investment gains	(118)	(41)	447
Balance at end of year	$3,249	$3,412	$3,530

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
Balance at beginning of year	$664	$657	$634

Current year additions	63	76	113
Amortization - current year	(109)	(78)	(82)
Amortization - impact of assumption and experience unlocking	5	7	(18)
Balance at end of year before related adjustments	623	662	647

Adjustment for changes in unrealized net investment gains	2	2	10
Balance at end of year	$625	$664	$657

68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for many products except for custom guarantee universal life, survivorship custom guarantee universal life, variable universal life and asset preserver products. Most of the reinsured business is on an automatic basis. For new life insurance policies reinsured automatically, the Company retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for survivorship variable universal life and either $0 or $1 million for current performance survivorship universal life and no minimum size for single life. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

The Company also participates in assumed reinsurance with third parties in acquiring additional business. The effects of reinsurance on the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Direct	$2,713	$2,804	$2,497
Assumed	4	4	4
Ceded	(65)	(65)	(69)
Premiums	$2,652	$2,743	$2,432

Fees - universal life and annuity policies ceded	$(656)	$(684)	$(621)

Direct	$2,487	$2,268	$2,048
Assumed	5	7	2
Ceded	(737)	(674)	(559)
Policyholder benefits	$1,755	$1,601	$1,491

Direct	$1,770	$1,832	$1,647
Ceded	(4)	3	(14)
Increase in liabilities for future policy benefits	$1,766	$1,835	$1,633

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Reinsurance recoverable[1]	$5,969	$5,863
Reinsurance payable[1]	$4,081	$4,225

1Reinsurance recoverable is reported in Other Assets and Reinsurance payable is reported in Other Liabilities.

Ceded Reinsurance

Four reinsurance companies account for 76% and 77% of the in-force reinsurance ceded at December 31, 2017 and 2016, respectively.

The Company ceded 52% and 53% of its total life insurance in-force at December 31, 2017 and 2016, respectively.

69

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 14 – REINSURANCE (continued)

Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the “Taiwan Branch”). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets were transferred to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Under the terms of the sale agreement, Yuanta agreed to satisfy in full, or cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation’s obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta of an equal amount.

The effect of this reinsurance agreement with Taiwan Corporation/Yuanta for the years ended December 31, 2017, 2016 and 2015 was as follows (in millions):

	2017	2016	2015
Amounts recoverable from reinsurer[1]	$1,512	$1,320	$1,236
Premiums ceded	$61	$61	$67
Benefits ceded	$42	$53	$29

1 The Company recorded policyholder liabilities of $1,512 million, $1,320 million, and $1,236 million at December 31, 2017, 2016, and 2015, respectively.

The Company reinsures 90% of a block of in-force life insurance business with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2017, 2016 and 2015 was as follows (in millions):

	2017	2016	2015
Fees-universal life policies ceded	$217	$262	$241
Net revenue from reinsurance	$66	$74	$99
Policyholder benefits ceded	$146	$184	$136
Amounts recoverable from reinsurer	$4,011	$4,150	$4,252
Amounts payable to reinsurer	$4,015	$4,154	$4,255
Other liabilities (deferred gain, net of amortization)	$9	$10	$11

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $22 million, $23 million and $11 million for the years ended December 31, 2017, 2016 and 2015, respectively.

70

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company and/or its subsidiaries are defendants in individual and/or alleged class action suits arising from their agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and/or other operations, including actions involving retail sales practices. Some of the actions seek substantial or unspecified compensatory and punitive damages. The Company and/or its subsidiaries are also, from time to time, involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Assessments

Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million and $2 million at December 31, 2017 and 2016, respectively, which have been accrued in Other liabilities. The Company expects to recover $4 million and $10 million at December 31, 2017 and 2016, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

71

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following table represents recognized repurchase agreements that are subject to an enforceable master netting agreement or similar agreements at December 31, 2017 (in millions). The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral[1]	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$223	$—	$223	$(223)	$—
Total assets	$223	$—	$223	$(223)	$—

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral[1]	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

1 The actual collateral that was held by the custodian was $227 million and $304 million at December 31 2017 and 2016, respectively, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

72

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table represents recognized securities lending transactions that are subject to an enforceable master netting agreement or similar agreement at December 31, 2017 and 2016 (in millions):

	2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—
(1) The amount shown represents the cash collateral received which is included in Other liabilities. At December 31, 2017 and 2016, the securities loaned had a fair value of $660 million and $659 million, respectively. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

The following tables provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2017 and 2016:

	2017
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$394	$—	$—	$—	$—	$394
U.S. government corporations & agencies	12	—	—	—	—	12
Foreign governments	5	—	—	—	—	5
U.S. corporate	226	—	—	—	—	226
Foreign corporate	38	—	—	—	—	38
Total securities lending transactions	$675	$—	$—	$—	$—	$675

73

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

	2016
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$49	$—	$—	$—	$—	$49
U.S. government corporations & agencies	18	—	—	—	—	18
Foreign governments	2	—	—	—	—	2
U.S. corporate	515	—	—	—	—	515
Foreign corporate	91	—	—	—	—	91
Total securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2017 and 2016, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax (benefit) expense for the years ended December 31, 2017, 2016 and 2015 are as follows (in millions):

	2017	2016	2015
Current
Federal	$300	$323	$266
State and local	5	5	2
Foreign	1	1	1
Total current income tax expense	306	329	269
Deferred
Federal	(311)	(52)	(45)
Income tax (benefit) expense	$(5)	$277	$224

At December 31, 2017 and 2016, the Company recorded a net current income tax receivable of $22 million and a net current income tax payable of $5 million, respectively, which is included in Other assets or liabilities.

74

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax (benefit) expense for the years ended December 31, 2017, 2016 and 2015 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons ($ in millions):

	2017		2016		2015

Statutory federal income tax expense	$495	35.0%	$345	35.0%	$297	35.0%
Tax exempt income	(52)	(3.7)	(47)	(4.7)	(60)	(7.1)
Audit liability	(1)	—	(6)	(0.6)	13	1.6
Investment credits	(36)	(2.6)	(38)	(3.9)	(49)	(5.8)
Amortization and deductions of investments in qualified affordable housing projects	24	1.7	21	2.1	30	3.6
Non-controlling interest	—	—	(1)	(0.1)	—	—
Impact of the TCJA	(436)	(30.8)	—	—	—	—
Other	1	—	3	0.3	(7)	(0.9)
Actual income tax (benefit) expense	$(5)	(0.4)%	$277	28.1%	$224	26.4%

The TCJA was enacted on December 22, 2017 and it significantly changes U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. The impact of the TCJA reflected above, $436 million, consists of a tax benefit of $435 million due to the revaluation of deferred tax liabilities to 21% and $1 million for other miscellaneous items.

All income tax effects have been identified and appropriately accounted for as a result of the TCJA in accordance with ASC 740 and SAB 118. The tax accounting for the revaluation of deferred tax liabilities is complete. A reasonable estimate of the income tax effects for the restatement of life insurance reserves for tax purposes as pursuant to TCJA has been recorded as provisional as the analysis is incomplete.

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves. In general, the TCJA will result in lower life insurance reserves for tax purposes than under pre-TCJA law. Tax accounting for these changes requires the restatement of December 31, 2017 tax insurance reserves from pre-TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which an additional deferred tax asset for the revised book to tax differences is recorded. The TCJA also requires the recapture of prior years’ tax benefits from the higher life insurance reserves. This recapture is paid ratably over eight years beginning in 2018 and recorded in the financial statements for the year ended December 31, 2017 as a deferred tax liability in an equal amount to the additional deferred tax asset. The Company has recorded as a provisional amount offsetting deferred tax assets and deferred tax liabilities in the amount of $472 million.

75

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (continued)

The components of the net deferred tax liability reported in Other liabilities at December 31, 2017 and 2016 are as follows (in millions):

	2017	2016
Deferred tax assets
Future policy benefits	$480	$899
Employee and agents benefits	29	52
Other	(4)	—
Gross deferred tax assets	505	951
Deferred tax liabilities
DAC	450	803
Investments	658	682
Other	117	228
Gross deferred tax liabilities	1,225	1,713
Net deferred tax liability	$720	$762

The Company does not have net operating or capital loss carry forwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2017, 2016 and 2015 are as follows (in millions):

	2017	2016	2015
Balance at beginning of year	$40	$95	$99
Reductions for tax positions of prior years	(34)	(15)	(15)
Additions for tax positions of current year	—	—	19
Settlements with tax authorities	—	(40)	(8)
Balance at end of year	$6	$40	$95

At December 31, 2017, 2016 and 2015, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $6 million, $6 million and $15 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was less than $1 million for the the year ended December 31, 2017, $4 million for the year ended December 31, 2016 and $6 million for the year ended December 31, 2015, and is included in Income tax (benefit) expense. At December 31, 2017, 2016 and 2015, the Company had $1 million, $7 million and $19 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $6 million decrease from December 31, 2016 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense, and $6 million decrease resulting from settlements with tax authorities. The $12 million decrease from December 31, 2016 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $4 million of interest expense, and $16 million decrease resulting from settlements with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

76

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The note was paid off at December 31, 2016.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2017 and 2016. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in other liabilities. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh capital stock held, in aggregate exclusively in the Company’s general account at December 31, 2017 and 2016 was as follows (in millions):

	2017	2016
Membership stock - Class B	$26	$24
Activity stock	—	—
Aggregate total	$26	$24
Actual or estimated borrowing capacity as determined by the insurer	$4,903	$4,550

At December 31, 2017 and 2016, the Company did not have an outstanding balance due to the FHLB of Pittsburgh.

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $296 million, $262 million and $207 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Total interest paid was $15 million, $16 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $86 million for the year ended December 31, 2017 related to fixed maturities, equities, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were $201 million for the year ended December 31, 2016 related to fixed maturities, equities and limited partnerships.

The Company’s non-cash investing transactions were less than $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

77

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2017, the Company does not have any permitted practices.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. In 2017, the Company paid a $275 million dividend to its sole shareholder, New York Life. The Company did not pay or declare a dividend to New York Life at December 31, 2016. At December 31, 2017, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $5,234 million. The maximum amount of dividends that may be paid in 2018 without prior approval is $916 million.

NOTE 20 – SUBSEQUENT EVENTS

At March 8, 2018, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

78

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

(NYLIAC) NI070

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

The prospectus consisting of 63 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484.

The representation as to the reasonableness of aggregate fees and charges.

The signatures.

Written consents of the following persons (filed herewith):

(a) Thomas F. English, Esq.

(b) PricewaterhouseCoopers LLP

The following exhibits:

1.	The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

(1)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(a)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(a)(2) to Registrant’s Post-Effective Amendment No. 3 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and filed 4/17/96 incorporated herein by reference.

(3)(a)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(a)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(3)(b)	Not applicable.

(3)(c)	Not applicable.

(4)	Not applicable.

(5)	Form of Policy — Previously filed as Exhibit (5) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference. Rider to the Policy — Previously filed as Exhibit 1.(5) to Registrant’s Post- Effective Amendment No. 5 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/10/98 and incorporated herein by reference.

(6)(a)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC — Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(9)(b)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit 1.(11) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(d) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(9)(c)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(9)(d)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(9)(e)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(9)(f)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(9)(g)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(9)(h)	Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(9)(i)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Registrant’s Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(9)(j)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Registrant’s Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(9)(k)	Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) (n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(9)(l)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CRF 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(9)(m)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(9)(n)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(9)(o)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(9)(p)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(9)(q)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(9)(r)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(9)(s)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(9)(t)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(9)(u)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(9)(v)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(9)(w)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(9)(x)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(9)(y)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(9)(z)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(9)(a)(a)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 29 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/10/18 and incorporated herein by reference.

2.	Opinion and Consent of Thomas F. English, Esq. — Filed herewith.

3.	Not applicable.

4.	Not applicable.

5.	Not applicable.

6.	Opinion and Consent of Actuary

Not applicable.

7.	Consent of PricewaterhouseCoopers LLP — Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has met the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 11 day of April, 2018.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Ashe, Christopher T.*	Director
Bedard, David G.*	Director
Cook, Alexander I.M.*	Director
Fleurant, John T.*	Director & Chief Financial Officer
Gardner, Robert M.*	Director & Controller (Principal Accounting Officer)
Grove, Matthew M.*	Director
Harte, Frank M.*	Director
Hendry, Thomas A.*	Director
Huang, Dylan W.*	Director
Kim, John Y.*	Director & President
Madgett, Mark J.*	Director
Mathas, Theodore A.*	Chairman & Chief Executive Officer (Principal Executive Officer)
Miller, Amy*	Director
Seter, Arthur H.*	Director
Steinberg, Joel M.*	Director
Wion, Matthew D.*	Director

By	/s/ Eric J. Lynn
Eric J. Lynn
Attorney-in-Fact April 11, 2018

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

2.	Opinion and Consent of Thomas F. English, Esq.

7.	Consent of PricewaterhouseCoopers LLP